                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3178
                                   ------------


                          RIVERSOURCE BOND SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


50606 Ameriprise Financial Center, Minneapolis, Minnesota            55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     7/31
                         --------------

Date of reporting period:    7/31
                         --------------

  Annual Report

                                                          RIVERSOURCE [LOGO](SM)
                                                                 INVESTMENTS

  RIVERSOURCE(SM)
  CORE BOND FUND

------------------------------------------------------------------------------

  ANNUAL REPORT FOR
  THE PERIOD ENDED
  JULY 31, 2006

> RIVERSOURCE CORE BOND FUND
  SEEKS TO PROVIDE SHAREHOLDERS
  WITH A HIGH TOTAL RETURN
  THROUGH CURRENT INCOME
  AND CAPITAL APPRECIATION.

------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot .............................................................  3

Performance Summary .......................................................  5

Questions & Answers with Portfolio Management .............................  7

The Fund's Long-term Performance .......................................... 10

Investments in Securities ................................................. 12

Financial Statements ...................................................... 24

Notes to Financial Statements ............................................. 27

Report of Independent Registered Public Accounting Firm ................... 43

Federal Income Tax Information ............................................ 44

Fund Expenses Example ..................................................... 47

Board Members and Officers ................................................ 49

Approval of Investment Management Services Agreement ...................... 52

Proxy Voting .............................................................. 52

     [LOGO]
  DALBAR RATED
      2006
FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


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2 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

FUND SNAPSHOT AT JULY 31, 2006

------------------------------------------------------------------------------
FUND OVERVIEW
------------------------------------------------------------------------------

RiverSource Core Bond Fund invests primarily in intermediate-term investment grade bonds that are included in the Lehman Brothers Aggregate Bond Index, such as securities issued by the U.S. government, corporate securities, and mortgage-backed securities. The Fund's higher quality portfolio helps reduce credit risk, and in addition, the Fund's intermediate-term portfolio is less volatile when interest rates fluctuate. The Fund offers diversified exposure across several sectors of the fixed income market.

------------------------------------------------------------------------------
SECTOR BREAKDOWN
------------------------------------------------------------------------------

Percentage of portfolio assets

Mortgage-Backed                           38.7%
U.S. Government Obligations & Agencies    26.1%
Corporate Bonds*                          13.6%
Commercial Mortgage-Backed                10.0%        [PIE CHART]
Short-Term Securities                      9.3%
Asset-Backed                               2.2%
Foreign Government                         0.1%

* Includes Telecommunication 4.8%, Utilities 2.5%, Financials 2.0, Consumer Discretionary 1.3%, Health Care 1.1%, Consumer Staples 1.0%, Energy 0.7% and Industrials 0.2%.

------------------------------------------------------------------------------
QUALITY BREAKDOWN
------------------------------------------------------------------------------

Percentage of bond portfolio assets

AAA bonds    83.8%
AA bonds      0.5%                  [PIE CHART]
A bonds       5.9%
BBB bonds     9.8%

Bond ratings apply to underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's Investment Manager, rates a security using an internal rating system when Moody's doesn't provide a rating.

There are risks associated with an investment in a bond fund, including the impact of interest rates and credit. These and other risk considerations are discussed in the fund's prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


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RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 3

FUND SNAPSHOT AT JULY 31, 2006

------------------------------------------------------------------------------
STYLE MATRIX
------------------------------------------------------------------------------

[Chart] Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT    INT.  LONG
          X        HIGH
                   MEDIUM QUALITY
                   LOW

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products involve risks including possible loss of principal and fluctuation in value.

------------------------------------------------------------------------------
SEC YIELDS
------------------------------------------------------------------------------

                           AT JULY 31, 2006      AT JUNE 30, 2006
Class A                         4.37%                 4.41%
Class B                         3.82%                 3.87%
Class C                         3.82%                 3.87%
Class I                         4.93%                 4.99%
Class Y                         4.74%                 4.80%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 6 for additional performance information.

------------------------------------------------------------------------------
PORTFOLIO MANAGERS
------------------------------------------------------------------------------

                                                   YEARS IN INDUSTRY
Jamie Jackson, CFA                                        18
Scott Kirby                                               27
Tom Murphy, CFA                                           20

------------------------------------------------------------------------------
FUND FACTS
------------------------------------------------------------------------------

                                   TICKER SYMBOL      INCEPTION DATE
Class A                                ACBAX                 6/19/03
Class B                                ABOBX                 6/19/03
Class C                                   --                 6/19/03
Class I                                ABDIX                  3/4/04
Class Y                                   --                 6/19/03

Total net assets                                      $222.5 million

Number of holdings                                               303

Weighted average life(1)                                   6.5 years

Effective duration(2)                                      4.6 years

Weighted average bond rating(3)                                  AA+

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.


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4 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON
                       For the year ended July 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

+1.13%     RiverSource Core Bond Fund Class A (excluding sales charge)

+1.46%     Lehman Brothers Aggregate Bond Index (unmanaged)

+1.37%     Lipper Intermediate Investment Grade Debt Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)


The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 5

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

                             CLASS A            CLASS B            CLASS C           CLASS I       CLASS Y
(INCEPTION DATES)           (6/19/03)          (6/19/03)          (6/19/03)         (3/4/04)      (6/19/03)
                                                     AFTER              AFTER
                         NAV(1)  POP(2)     NAV(1)  CDSC(3)    NAV(1)  CDSC(4)       NAV(5)        NAV(5)
AT JULY 31, 2006
-----------------------------------------------------------------------------------------------------------
1 year                   +1.13%  -3.67%     +0.42%  -4.45%     +0.42%  -0.56%        +1.47%         +1.28%
-----------------------------------------------------------------------------------------------------------
3 years                  +3.16%  +1.50%     +2.38%  +1.09%     +2.37%  +2.37%          N/A          +3.32%
-----------------------------------------------------------------------------------------------------------
Since inception          +1.60%  +0.02%     +0.86%  -0.05%     +0.85%  +0.85%        +2.19%         +1.75%
-----------------------------------------------------------------------------------------------------------

AT JUNE 30, 2006

-----------------------------------------------------------------------------------------------------------
1 year                   -0.92%  -5.63%     -1.72%  -6.49%     -1.73%  -2.68%        -0.71%         -0.79%
-----------------------------------------------------------------------------------------------------------
3 years                  +1.47%  -0.17%     +0.66%  -0.61%     +0.65%  +0.65%          N/A          +1.55%
-----------------------------------------------------------------------------------------------------------
Since inception          +1.23%  -0.38%     +0.46%  -0.47%     +0.46%  +0.46%        +1.67%         +1.35%
-----------------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows:
      first year 5%; second and third year 4%; fourth year 3%; fifth year
      2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.


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6 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, the portfolio management team for RiverSource Core Bond Fund discusses the Fund's results and positioning for the 12 months ended July 31, 2006.

At July 31, 2006, approximately 78% of the Fund's total outstanding shares were owned in aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Core Bond Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 35, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Core Bond Fund may experience increased expenses as it buys and sells securities to manage transactions for affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 33 and 47.

Q:    How did RiverSource Core Bond Fund perform for the annual period?

A: RiverSource Core Bond Fund's Class A shares (excluding sales charge) returned 1.13% for the 12 months ended July 31, 2006. The Fund underperformed its benchmark, the unmanaged Lehman Brothers Aggregate Bond Index (Lehman Index), which gained 1.46%. The Fund's peer group, as represented by the Lipper Intermediate Investment Grade Debt Funds Index, returned 1.37% during the same period.

------------------------------------------------------------------------------
      MORTGAGE-BACKED SECURITIES GENERALLY FARED WELL OVER THE ANNUAL PERIOD, AS THE POSITIVE ECONOMIC BACKDROP SPURRED INVESTOR DEMAND FOR RISKIER ASSETS.
------------------------------------------------------------------------------

Q:    What factors most significantly affected the Fund's performance?

A: Increases in short-term interest rates had the greatest impact on the Fund. In response to still solid economic growth and signs of building inflation pressures, the Federal Reserve Board (the Fed) raised its target for the federal funds rate, an interest rate that affects short-term rates, eight more times during the annual period. These increases pushed the federal funds rate to 5.25% as of July 31, 2006. Rising interest rates cut into bond returns, offsetting much of the coupon or yield return earned over the period. Given the rising interest rate


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 7

QUESTIONS & ANSWERS

      environment, we maintained a defensive posture on duration, which helped mitigate the Fund's interest rate risk. Duration is a measure of the Fund's sensitivity to interest rate changes.

      Also helping the Fund's results was its significant exposure to and issue selection within the mortgage-backed securities sector of the fixed income market. Mortgage-backed securities generally fared well over the annual period, as the positive economic backdrop spurred investor demand for riskier assets. For similar reasons, the Fund's sizable position in commercial mortgage-backed securities contributed positively to its results as well.

      Finally, the Fund's positioning in non-U.S. dollar bonds, or bonds denominated in foreign currencies, also contributed positively to portfolio performance during the annual period. The U.S. dollar weakened vs. most major international currencies, including the euro and the British pound, during the fiscal year, increasing the value of the Fund's non-U.S. dollar bonds in U.S. dollar terms. Remember, a weakening U.S. dollar increases the value of the Fund's foreign currency denominated securities when expressed in U.S. dollar terms and vice versa.

Q:    What changes did you make to the Fund's portfolio during the period?

A: During the first half of the fiscal year, we increased the Fund's allocation to mortgage-backed securities. During the second half of the period, we eliminated the Fund's non-U.S. dollar bond position. Also, once 10-year Treasury yields breached the 5% level and we began to anticipate the Fed nearing an end to its current tightening cycle, we moved toward a neutral duration position relative to the Lehman Index. In June, we initiated a modest yield curve steepening bias by selling longer-maturity bonds in favor of two-year Treasury notes, in an effort to take advantage of our expectation that long-term rates will rise more than short-term rates during the coming months. The Fund's portfolio turnover rate for the annual period was 301%.*

* A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall fund.


------------------------------------------------------------------------------

8 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

Q:    How do you intend to manage the Fund in the coming months?

A: U.S. interest rates across the range of maturities, or yield curve, have risen to levels that seem reasonable given our view that the economy may slow modestly and inflation may be nudged higher during the second half of 2006. We believe the Fed is likely to pause with its targeted federal funds rate at its current 5.25%.

      Based on this view, we intend to maintain the Fund's duration neutral to that of the Lehman Index for the near term, though we continue to favor shorter maturity notes over longer maturity bonds. In the non-Treasury sectors, we intend to favor shorter maturity securities, as we expect them to outperform longer-term bonds during the medium term. We intend to maintain the Fund's modest exposure to investment-grade corporate bonds and its more significant allocations to mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities. We are most favorable toward the mortgage sector, given our views that interest rates will likely be rather range-bound during the next several months, making the sector an attractive source of yield. As always, we will maintain a disciplined focus on individual security selection.

------------------------------------------------------------------------------
      IN THE NON-TREASURY SECTORS, WE INTEND TO FAVOR SHORTER MATURITY SECURITIES, AS WE EXPECT THEM TO OUTPERFORM LONGER-TERM BONDS DURING THE MEDIUM TERM.
------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 9

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Core Bond Fund Class A shares (from 7/1/03 to 7/31/06)* as compared to the performance of two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 19, 2003. Lehman Brothers Aggregate Bond Index and Lipper peer group data is from July 1, 2003.

COMPARATIVE RESULTS
Results at July 31, 2006

                                                                     SINCE
                                            1 YEAR      3 YEARS   INCEPTION(3)
RIVERSOURCE CORE BOND FUND
(INCLUDES SALES CHARGE)
------------------------------------------------------------------------------
Class A Cumulative value of $10,000        $  9,633    $ 10,457     $ 10,006
------------------------------------------------------------------------------
   Average annual total return                -3.67%      +1.50%       +0.02%
------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX(1)
------------------------------------------------------------------------------
   Cumulative value of $10,000             $ 10,146    $ 11,145     $ 10,772
------------------------------------------------------------------------------
   Average annual total return                +1.46%      +3.68%       +2.44%
------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT GRADE
   DEBT FUNDS INDEX(2)
------------------------------------------------------------------------------
   Cumulative value of $10,000             $ 10,137    $ 11,174     $ 10,799
------------------------------------------------------------------------------
   Average annual total return                +1.37%      +3.77%       +2.52%
------------------------------------------------------------------------------

Results for other share classes can be found on page 6.


------------------------------------------------------------------------------

10 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE CORE BOND FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                RiverSource Core      Lehman Brothers   Lipper Intermediate
               Bond Fund Class A       Aggregate Bond    Investment Grade
            (includes sales charge)       Index(1)      Debt Funds Index(2)
7/1/03              $ 9,525               $10,000             $10,000
7/31/03             $ 9,114               $ 9,664             $ 9,663
7/31/04             $ 9,484               $10,132             $10,151
7/31/05             $ 9,894               $10,617             $10,653
7/31/06             $10,006               $10,772             $10,799

(1) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Intermediate Investment Grade Debt Funds Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from June 19, 2003. Lehman Brothers Aggregate Bond Index and Lipper peer group data is from July 1, 2003.


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 11

INVESTMENTS IN SECURITIES

JULY 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
BONDS (102.4%)
------------------------------------------------------------------------------

ISSUER                        COUPON              PRINCIPAL           VALUE(a)
                               RATE                AMOUNT
SOVEREIGN (0.1%)
United Mexican States
      09-27-34                 6.75%             $   270,000(c)     $    274,995
--------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (29.5%)
Federal Farm Credit Bank
      10-10-08                 4.25                  660,000             647,098
Federal Home Loan Bank
      01-18-08                 4.63                2,960,000           2,932,768
      02-08-08                 4.63                3,500,000           3,465,070
Federal Home Loan Mtge Corp
      09-15-06                 3.63                1,725,000           1,721,007
      08-17-07                 4.00                2,415,000           2,381,448
      06-15-08                 3.88                3,890,000           3,795,279
      10-15-08                 5.13                1,160,000           1,157,262
      03-15-09                 5.75                  470,000             475,941
      07-12-10                 4.13                2,371,000           2,275,574
Federal Natl Mtge Assn
      05-15-07                 3.88                  700,000             691,971
      09-15-07                 4.25                2,120,000           2,096,744
      01-15-08                 4.63                3,790,000           3,755,032
      06-15-08                 5.25                1,750,000           1,750,665
      10-15-08                 4.50                1,635,000           1,610,936
U.S. Treasury
      06-30-07                 3.63                3,025,000           2,984,471
      11-30-07                 4.25                    5,000               4,948
      05-31-08                 4.88                2,405,000(j)        2,399,269
      07-31-11                 4.88                2,175,000(b)        2,171,942
      05-15-16                 5.13                4,645,000           4,693,266
      11-15-18                 9.00                5,640,000           7,625,015
      08-15-23                 6.25                7,103,000(j)        7,953,697
      02-15-26                 6.00                6,208,000           6,834,133
U.S. Treasury Inflation-Indexed Bond
      01-15-07                 3.38                2,249,139(k)        2,252,742
                                                                    ------------
Total                                                                 65,676,278
--------------------------------------------------------------------------------

ASSET-BACKED (2.5%)
Aesop Funding II LLC
   Series 2004-2A Cl A1 (FGIC)
      04-20-08                 2.76                  150,000(d,e)        147,870

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON              PRINCIPAL           VALUE(a)
                               RATE                AMOUNT
ASSET-BACKED (CONT.)
AmeriCredit Automobile Receivables Trust
   Series 2005-DA Cl A3
      12-06-10                 4.87%             $   150,000        $    148,781
AmeriCredit Automobile Receivables Trust
   Series 2006-AF Cl A4 (FSA)
      09-06-13                 5.64                  350,000(e)          350,000
ARG Funding
   Series 2005-1A Cl A3 (MBIA)
      04-20-11                 4.29                  350,000(d,e)        336,734
Capital Auto Receivables Asset Trust
   Series 2004-1 Cl CTFS
      09-15-10                 2.84                  200,000             194,806
College Loan Corporation Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2006-1 Cl AIO
      07-25-08                 5.62                1,025,000(g)          190,346
Countrywide Asset-backed Ctfs
   Series 2005-10 Cl AF6
      02-25-36                 4.92                   95,000              90,622
Countrywide Asset-backed Ctfs
   Series 2006-4 Cl 1A1M
      07-25-36                 5.65                  274,054(i)          274,338
Dunkin Securitization
   Series 2006-1 Cl A2 (AMBAC)
      06-20-31                 5.78                  400,000(d,e)        400,542
Ford Credit Floorplan Master Owner Trust
   Series 2006-3 Cl A
      06-15-11                 5.55                1,700,000(i)        1,704,516
Franklin Auto Trust
   Series 2004-1 Cl A3 (MBIA)
      03-15-12                 4.15                  100,000(e)           98,292
Hertz Vehicle Financing LLC
   Series 2004-1A Cl A3 (MBIA)
      05-25-09                 2.85                  200,000(d,e)        192,328
Long Beach Auto Receivables Trust
   Series 2004-C Cl A3 (FSA)
      09-15-09                 3.40                  170,495(e)          169,303

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

12 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON              PRINCIPAL           VALUE(a)
                               RATE                AMOUNT
ASSET-BACKED (CONT.)
Natl Collegiate Student Loan Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2006-2 Cl AIO
      08-25-11                 5.89%             $   650,000(g)     $    166,451
Popular ABS Mtge Pass-Through Trust
   Series 2005-A Cl AF2
      06-25-35                 4.49                  170,000             166,901
Renaissance Home Equity Loan Trust
   Series 2005-4 Cl A3
      02-25-36                 5.57                  275,000             273,229
Residential Asset Securities
   Series 2006-KS1 Cl A2
      02-25-36                 5.53                  605,000(i)          605,379
WFS Financial Owner Trust
   Series 2004-1 Cl D
      08-22-11                 3.17                  125,246             123,362
                                                                    ------------
Total                                                                  5,633,800
--------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (11.3%)(f)
Banc of America Commercial Mtge
   Series 2005-1 Cl A4
      11-10-42                 4.89                  225,000             219,781
Banc of America Commercial Mtge
   Series 2005-6 Cl A4
      09-10-47                 5.18                  400,000             387,356
Banc of America Commercial Mtge
   Series 2006-2 Cl AAB
      05-10-45                 5.91                  400,000             403,328
Banc of America Large Loan
   Series 2005-BOCA Cl A1
      12-15-16                 5.49                  212,592(d,i)        212,589
Banc of America Large Loan
   Series 2005-BOCA Cl A2
      12-15-16                 5.54                  150,000(d,i)        150,026
Banc of America Large Loan
   Series 2006-LAQ Cl E
      02-09-21                 5.73                  225,000(d,i)        225,978
Banc of America Large Loan
   Series 2006-LAQ Cl F
      02-09-21                 5.79                  250,000(d,i)        250,883
Banc of America Large Loan
   Series 2006-LAQ Cl G
      02-09-21                 5.88                  175,000(d,i)        175,335

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON              PRINCIPAL           VALUE(a)
                               RATE                AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
Bear Stearns Commercial Mtge Securities
   Series 2003-T10 Cl A1
      03-13-40                 4.00%             $   405,416        $    387,630
Bear Stearns Commercial Mtge Securities
   Series 2004-PWR5 Cl A3
      07-11-42                 4.57                  325,000             311,258
Bear Stearns Commercial Mtge Securities
   Series 2005-PW10 Cl A4
      12-11-40                 5.41                  325,000             318,004
Bear Stearns Commercial Mtge Securities
   Series 2005-T20 Cl E
      10-12-42                 5.16                  200,000             189,008
California State Teachers' Retirement System Trust
   Series 2002-C6 Cl A3
      11-20-14                 4.46                  162,837(d)          158,625
CDC Commercial Mtge Trust
   Series 2002-FX1 Cl A2
      11-15-30                 5.68                  325,000             327,297
Citigroup Commercial Mtge Trust
   Series 2005-EMG Cl A1
      09-20-51                 4.15                  386,159(d)          376,951
Citigroup/Deutsche Bank Commercial Mtge Trust
   Series 2005-CD1 Cl ASB
      07-15-44                 5.23                  175,000             171,657
Commercial Mtge Pass-Through Ctfs
   Series 2006-CN2A Cl BFL
      02-05-19                 5.64                  150,000(d,i)        150,845
Credit Suisse Mtge Capital Ctfs
   Series 2006-C2 Cl A3
      03-15-39                 5.66                  375,000             375,131
CS First Boston Mtge Securities
   Series 2002-CKS4 Cl A1
      11-15-36                 4.49                  306,177             298,045
Federal Natl Mtge Assn #386558
      10-01-10                 4.85                  482,232             470,469
Federal Natl Mtge Assn #387166
      11-01-11                 4.33                  292,358             277,857
Federal Natl Mtge Assn #735029
      09-01-13                 5.28                  487,370             480,955
GE Capital Commercial Mtge
   Series 2004-C2 Cl A2
      03-10-40                 4.12                  150,000             143,760
GE Capital Commercial Mtge
   Series 2005-C1 Cl A5
      06-10-48                 4.77                  400,000             375,697

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 13

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON              PRINCIPAL           VALUE(a)
                               RATE                AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
GE Capital Commercial Mtge
   Series 2005-C3 Cl A1
      07-10-45                 4.59%             $   282,725        $    276,829
General Electric Capital Assurance
   Series 2003-1 Cl A3
      05-12-35                 4.77                  525,000(d)          509,295
GMAC Commercial Mtge Securities
   Series 2005-C1 Cl A1
      05-10-43                 4.21                  218,153             212,561
Greenwich Capital Commercial Funding
   Series 2004-GG1 Cl A5
      06-10-36                 4.88                  150,000             146,084
Greenwich Capital Commercial Funding
   Series 2006-GG7 Cl A4
      07-10-38                 6.11                  400,000             402,000
Greenwich Capital Commercial Funding
   Series 2006-GG7 Cl AAB
      07-10-38                 6.11                  400,000             402,750
GS Mtge Securities II
   Series 2004-GG2 Cl A4
      08-10-38                 4.96                  250,000             244,149
GS Mtge Securities II
   Series 2006-GG6 Cl A4
      04-10-38                 5.55                  375,000             370,829
JPMorgan Chase Commercial Mtge Securities
   Series 2002-CIB5 Cl A1
      10-12-37                 4.37                  314,483             306,572
JPMorgan Chase Commercial Mtge Securities
   Series 2003-CB6 Cl A2
      07-12-37                 5.26                  450,000             439,680
JPMorgan Chase Commercial Mtge Securities
   Series 2003-LN1 Cl A1
      10-15-37                 4.13                  192,722             184,271
JPMorgan Chase Commercial Mtge Securities
   Series 2003-ML1A Cl A1
      03-12-39                 3.97                  176,016             169,322
JPMorgan Chase Commercial Mtge Securities
   Series 2004-C2 Cl A2
      05-15-41                 5.09                  325,000             319,270
JPMorgan Chase Commercial Mtge Securities
   Series 2004-CBX Cl A3
      01-12-37                 4.18                  150,000             144,373
JPMorgan Chase Commercial Mtge Securities
   Series 2005-LDP2 Cl A1
      07-15-42                 4.33                  318,075             311,029

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON              PRINCIPAL           VALUE(a)
                               RATE                AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
JPMorgan Chase Commercial Mtge Securities
   Series 2005-LDP5 Cl A4
      12-15-44                 5.18%             $   400,000        $    387,889
JPMorgan Chase Commercial Mtge Securities
   Series 2006-LDP6 Cl ASB
      04-15-43                 5.49                  750,000             741,383
LB-UBS Commercial Mtge Trust
   Series 2002-C4 Cl A4
      09-15-26                 4.56                  200,000             193,133
LB-UBS Commercial Mtge Trust
   Series 2002-C4 Cl A5
      09-15-31                 4.85                  500,000             482,441
LB-UBS Commercial Mtge Trust
   Series 2004-C2 Cl A3
      03-15-29                 3.97                  225,000             208,328
LB-UBS Commercial Mtge Trust
   Series 2004-C8 Cl A2
      12-15-29                 4.20                  350,000             336,588
LB-UBS Commercial Mtge Trust
   Series 2005-C5 Cl A2
      09-15-30                 4.89                  300,000             293,016
LB-UBS Commercial Mtge Trust
   Series 2005-C5 Cl AAB
      09-15-30                 4.93                1,200,000           1,155,468
LB-UBS Commercial Mtge Trust
   Series 2006-C4 Cl AAB
      06-15-32                 6.07                  975,000             992,040
Merrill Lynch Mtge Trust
   Series 2005-CKI1 Cl A1
      11-12-37                 5.08                1,413,125           1,399,658
Merrill Lynch Mtge Trust
   Series 2005-MCP1 Cl A1
      06-12-43                 4.22                  275,704             269,239
Merrill Lynch Mtge Trust
   Series 2006-C1 Cl A4
      05-12-39                 5.84                  250,000             250,251
Morgan Stanley Capital I
   Series 2003-T11 Cl A2
      06-13-41                 4.34                1,325,000           1,283,200
Morgan Stanley Capital I
   Series 2004-HQ4 Cl A5
      04-14-40                 4.59                  250,000             238,253
Morgan Stanley Capital I
   Series 2005-IQ10 Cl A4A
      09-15-42                 5.23                  325,000             314,044

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

14 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON              PRINCIPAL           VALUE(a)
                               RATE                AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
Morgan Stanley Capital I
   Series 2005-T19 Cl AAB
      06-12-47                 4.85%             $   650,000        $    624,529
Morgan Stanley Capital I
   Series 2006-T21 Cl A1
      10-12-52                 4.93                  906,367             892,999
Morgan Stanley Capital I
   Series 2006-T23 Cl AAB
      08-12-41                 5.97                  250,000(b)          251,875
Morgan Stanley Capital I
   Series 2006-XLF Cl A2
      07-15-19                 5.53                  500,000(b,d,i)      500,000
Morgan Stanley Dean Witter Capital I
   Series 2002-TOP7 Cl A2
      01-15-39                 5.98                  400,000             407,446
Prudential Commercial Mtge Trust
   Series 2003-PWR1 Cl A1
      02-11-36                 3.67                1,747,405           1,661,816
Wachovia Bank Commercial Mtge Trust
   Series 2005-C20 Cl A5
      07-15-42                 5.09                  300,000             293,699
Wachovia Bank Commercial Mtge Trust
   Series 2006-C24 Cl APB
      03-15-45                 5.58                  325,000             323,256
Wachovia Bank Commercial Mtge Trust
   Series 2006-C25 Cl APB2
      05-15-43                 5.76                  300,000             302,337
                                                                    ------------
Total                                                                 25,080,367
--------------------------------------------------------------------------------

MORTGAGE-BACKED (43.7%)(f)
Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2005-12 Cl 2A1
      03-25-36                 5.73                  575,163(h)          572,829
Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2005-3 Cl 7A1
      07-25-35                 5.08                  154,746(h)          152,652
Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2006-1 Cl 2A1
      03-25-36                 5.98                  692,522(h)          690,549
Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2006-2 Cl CB1
      05-25-36                 6.27                  574,665(h)          575,740

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON              PRINCIPAL           VALUE(a)
                               RATE                AMOUNT
MORTGAGE-BACKED (CONT.)
American Home Mtge Assets
   Collateralized Mtge Obligation
   Series 2006-2 Cl 2A2
      09-25-46                 5.62%             $ 1,400,000(h)     $  1,400,000
American Home Mtge Assets
   Collateralized Mtge Obligation
   Series 2006-3 Cl 3A2
      10-25-46                 5.66                1,025,000(h)        1,025,000
Banc of America Funding
   Collateralized Mtge Obligation
   Series 2006-A Cl 3A2
      02-20-36                 5.93                  481,641(h)          483,014
Bank of America Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2003-11 Cl 1A1
      01-25-34                 6.00                  119,496             117,906
Bank of America Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2003-11 Cl 4A1
      01-25-19                 4.75                  211,674             202,148
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2003-11T1 Cl A1
      07-25-18                 4.75                  181,243             173,087
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-54CB Cl 2A3
      11-25-35                 5.50                  358,969             355,723
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-54CB Cl 3A7
      11-25-35                 5.50                  362,687             359,412
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-64CB Cl 1A1
      12-25-35                 5.50                  762,115             759,578
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-6CB Cl 1A1
      04-25-35                 7.50                  323,489             332,206
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-85CB Cl 2A2
      02-25-36                 5.50                  277,714             275,896

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 15

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON              PRINCIPAL           VALUE(a)
                               RATE                AMOUNT
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-22R Cl 1A2
      05-25-36                 6.00%             $   800,000        $    804,822
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-2CB Cl A11
      03-25-36                 6.00                  759,781             752,036
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-OA8 Cl 1A2
      07-25-46                 5.62                1,345,719(i)        1,347,167
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2005-R2 Cl 2A1
      06-25-35                 7.00                  414,976(d)          425,026
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2006-HYB1 Cl 1A1
      03-20-36                 5.41                  413,297(h)          409,962
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2006-OA5 Cl 2A2
      04-25-46                 5.69                  884,341(h)          885,744
CS First Boston Mtge Securities
   Collateralized Mtge Obligation
   Series 2005-12 Cl 3A1
      01-25-36                 7.00                1,162,014           1,178,358
Downey Savings & Loan Assn Mtge Loan Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2005-AR5 Cl X1
      08-19-45                 6.38                3,862,154(g)           50,087
Federal Home Loan Mtge Corp
      08-01-36                 6.00                3,785,000(b)        3,762,525
      08-01-36                 6.50                2,000,000(b)        2,023,828
Federal Home Loan Mtge Corp #A12692
      10-01-32                 6.00                  154,489             154,823
Federal Home Loan Mtge Corp #A13854
      09-01-33                 6.00                  175,858             176,008
Federal Home Loan Mtge Corp #B10254
      10-01-18                 5.50                  522,765             518,220
Federal Home Loan Mtge Corp #B12280
      02-01-19                 5.50                  297,247             294,662

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON              PRINCIPAL           VALUE(a)
                               RATE                AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #C59161
      10-01-31                 6.00%             $   159,811        $    159,703
Federal Home Loan Mtge Corp #C77372
      03-01-33                 6.00                  314,020             314,146
Federal Home Loan Mtge Corp #C90613
      01-01-23                 5.00                  166,715             160,313
Federal Home Loan Mtge Corp #C90683
      06-01-23                 5.00                  174,309             167,615
Federal Home Loan Mtge Corp #C90767
      12-01-23                 6.00                  158,333             159,276
Federal Home Loan Mtge Corp #E74288
      12-01-13                 6.00                  231,506             232,351
Federal Home Loan Mtge Corp #E98725
      08-01-18                 5.00                  190,870             185,584
Federal Home Loan Mtge Corp #G01410
      04-01-32                 7.00                  361,956             371,853
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Interest Only
   Series 2718 Cl IA
      10-15-22                14.56                  186,176(g)            9,450
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Interest Only
   Series 2795 Cl IY
      07-15-17                 8.74                  536,072(g)           63,538
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Series 2576 Cl KJ
      02-15-33                 5.50                  189,468             189,066
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Series 2641 Cl KC
      01-15-18                 6.50                  205,822             209,911
Federal Natl Mtge Assn
      08-01-21                 5.00                1,100,000(b)        1,068,032
      08-01-21                 5.50                1,000,000(b)          989,062
      08-01-21                 6.00                2,275,000(b)        2,294,196
      08-01-36                 5.50                1,375,000(b)        1,335,040
      08-01-36                 6.00                9,600,000(b)        9,537,004
      08-01-36                 6.50                7,525,000(b)        7,612,004
      08-01-36                 7.00                2,675,000(b)        2,742,710
Federal Natl Mtge Assn #190353
      08-01-34                 5.00                1,349,241           1,281,192

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

16 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON              PRINCIPAL           VALUE(a)
                               RATE                AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #252440
      05-01-29                 7.00%             $   281,088        $    288,889
Federal Natl Mtge Assn #254587
      12-01-22                 5.50                  689,935             678,465
Federal Natl Mtge Assn #254906
      10-01-18                 4.50                  287,020             274,899
Federal Natl Mtge Assn #254916
      09-01-23                 5.50                  528,757             519,925
Federal Natl Mtge Assn #255788
      06-01-15                 5.50                  816,060             809,970
Federal Natl Mtge Assn #323715
      05-01-29                 6.00                  527,577             526,824
Federal Natl Mtge Assn #493945
      04-01-29                 6.50                  130,073             132,316
Federal Natl Mtge Assn #518159
      09-01-14                 7.00                  507,354             521,242
Federal Natl Mtge Assn #545216
      03-01-09                 5.88                  188,853             189,413
Federal Natl Mtge Assn #545868
      08-01-32                 7.00                  135,239             139,246
Federal Natl Mtge Assn #555340
      04-01-33                 5.50                  251,647             245,735
Federal Natl Mtge Assn #555734
      07-01-23                 5.00                  106,141             102,089
Federal Natl Mtge Assn #555740
      08-01-18                 4.50                  197,752             189,649
Federal Natl Mtge Assn #555794
      09-01-28                 7.50                  113,196             117,416
Federal Natl Mtge Assn #582154
      05-01-31                 6.50                  155,919             158,431
Federal Natl Mtge Assn #597374
      09-01-31                 7.00                  138,636             143,111
Federal Natl Mtge Assn #611831
      02-01-31                 7.50                   67,373              69,897
Federal Natl Mtge Assn #615135
      11-01-16                 6.00                  332,990             336,275
Federal Natl Mtge Assn #646147
      06-01-32                 7.00                  818,070             844,107
Federal Natl Mtge Assn #650009
      09-01-31                 7.50                  195,517             202,841
Federal Natl Mtge Assn #654208
      10-01-32                 6.50                  289,246             293,828
Federal Natl Mtge Assn #661815
      10-01-32                 6.00                  173,080             172,975

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON              PRINCIPAL           VALUE(a)
                               RATE                AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #662061
      09-01-32                 6.50%             $ 1,157,965        $  1,176,310
Federal Natl Mtge Assn #667604
      10-01-32                 5.50                  309,852             302,280
Federal Natl Mtge Assn #677089
      01-01-33                 5.50                  754,644             736,202
Federal Natl Mtge Assn #678028
      09-01-17                 6.00                  170,731             172,356
Federal Natl Mtge Assn #681080
      02-01-18                 5.00                1,249,858           1,218,056
Federal Natl Mtge Assn #681166
      04-01-32                 6.50                  542,406             551,146
Federal Natl Mtge Assn #683100
      02-01-18                 5.50                  242,231             240,390
Federal Natl Mtge Assn #683116
      02-01-33                 6.00                  322,048             321,290
Federal Natl Mtge Assn #689026
      05-01-33                 5.50                1,328,159           1,296,080
Federal Natl Mtge Assn #689093
      07-01-28                 5.50                  143,661             140,197
Federal Natl Mtge Assn #704005
      05-01-33                 5.50                1,279,179           1,247,815
Federal Natl Mtge Assn #705655
      05-01-33                 5.00                  555,384             528,209
Federal Natl Mtge Assn #709093
      06-01-33                 6.00                  218,276             217,631
Federal Natl Mtge Assn #709901
      06-01-18                 5.00                  616,845             601,574
Federal Natl Mtge Assn #711503
      06-01-33                 5.50                  151,031             147,890
Federal Natl Mtge Assn #712057
      07-01-18                 4.50                   92,995              89,068
Federal Natl Mtge Assn #720006
      07-01-33                 5.50                  114,139             111,341
Federal Natl Mtge Assn #720378
      06-01-18                 4.50                  194,302             186,097
Federal Natl Mtge Assn #725232
      03-01-34                 5.00                1,274,626           1,212,258
Federal Natl Mtge Assn #725425
      04-01-34                 5.50                1,552,477           1,514,113
Federal Natl Mtge Assn #725431
      08-01-15                 5.50                  199,707             198,434
Federal Natl Mtge Assn #725684
      05-01-18                 6.00                  412,704             416,847

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 17

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON              PRINCIPAL           VALUE(a)
                               RATE                AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #725719
      07-01-33                  4.84%            $   285,584(h)     $    275,146
Federal Natl Mtge Assn #725737
      08-01-34                  4.53                 257,510(h)          254,678
Federal Natl Mtge Assn #725773
      09-01-34                  5.50               2,050,631           1,997,018
Federal Natl Mtge Assn #726940
      08-01-23                  5.50                 101,651              99,458
Federal Natl Mtge Assn #735057
      01-01-19                  4.50                 169,584             162,422
Federal Natl Mtge Assn #743347
      10-01-33                  6.00                 114,590             114,475
Federal Natl Mtge Assn #743579
      11-01-33                  5.50                 355,672             346,951
Federal Natl Mtge Assn #749745
      11-01-18                  4.50               1,046,685           1,002,481
Federal Natl Mtge Assn #753074
      12-01-28                  5.50                 240,766             234,960
Federal Natl Mtge Assn #757581
      01-01-19                  5.50               1,207,669           1,197,994
Federal Natl Mtge Assn #765760
      02-01-19                  5.00                 287,419             280,106
Federal Natl Mtge Assn #815264
      05-01-35                  5.25                 838,590(h)          822,416
Federal Natl Mtge Assn #829227
      08-01-35                  6.00               1,808,734           1,798,669
Federal Natl Mtge Assn #845070
      12-01-35                  5.10                 479,804(h)          473,693
Federal Natl Mtge Assn #878661
      02-01-36                  5.50               2,158,398           2,086,049
Federal Natl Mtge Assn #881629
      02-01-36                  5.50               1,372,908           1,326,023
Federal Natl Mtge Assn #886461
      08-01-36                  6.20                 600,000(h)          605,676
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 2003-71 Cl IM
      12-25-31                 10.63                 282,883(g)           56,045
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 2004-84 Cl GI
      12-25-22                  9.25                 161,646(g)           25,727

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON              PRINCIPAL           VALUE(a)
                               RATE                AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 367 Cl 2
      01-25-36                 8.73%             $ 1,594,328(g)     $    427,704
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Series 2003-133 Cl GB
      12-25-26                 8.00                  173,047             183,915
First Horizon Alternative Mtge Securities
   Collateralized Mtge Obligation
   Series 2005-AA2 Cl 2A1
      04-25-35                 5.39                  295,434             295,419
First Horizon Alternative Mtge Securities
   Collateralized Mtge Obligation
   Series 2005-AA3 Cl 3A1
      05-25-35                 5.37                  307,776             305,535
Govt Natl Mtge Assn #567717
      06-15-32                 7.50                   20,659              21,503
Govt Natl Mtge Assn #604708
      10-15-33                 5.50                  122,266             119,852
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2005-16 Cl 3A1B
      01-19-36                 5.71                  660,049(h)          660,770
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2006-3 Cl B1
      06-19-36                 6.50                  324,945(h)          324,031
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2006-5 Cl 2A1B
      07-19-46                 5.60                  397,506(h)          397,506
IndyMac Index Mtge Loan Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2005-AR8 Cl AX1
      04-25-35                 4.50                8,313,565(g)           83,136
IndyMac Index Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2005-AR25 Cl 1A21
      12-25-35                 5.89                  454,997(h)          453,309

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

18 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON              PRINCIPAL           VALUE(a)
                               RATE                AMOUNT
MORTGAGE-BACKED (CONT.)
IndyMac Index Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2005-AR3 Cl 3A1
      04-25-35                 5.31%             $   173,094(h)     $    171,462
IndyMac Index Nim
   Collateralized Mtge Obligation
   Series 2006-AR6 Cl N1
      06-25-46                 6.65                  283,529(d,h)        283,529
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2004-2 Cl 4A1
      02-25-19                 5.00                  470,756             453,840
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2004-4 Cl 2A1
      05-25-34                 6.00                  171,790             168,856
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2004-7 Cl 8A1
      08-25-19                 5.00                  193,826             186,414
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2004-8 Cl 7A1
      09-25-19                 5.00                  281,920             271,356
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2005-3 Cl 1A2
      04-25-35                 5.50                  950,000             904,685
Residential Accredit Loans
   Collateralized Mtge Obligation
   Series 2006-QO6 Cl A2
      06-25-46                 5.62                1,597,275(i)        1,597,747
Residential Accredit Loans
   Collateralized Mtge Obligation
   Series 2006-QS3 Cl 1A10
      03-25-36                 6.00                  543,334             545,119
Sequoia Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-1 Cl A2
      02-25-36                 6.17                  660,810             663,896
Structured Adjustable Rate Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2006-5 Cl 4A1
      06-25-36                 5.99                  827,355(h)          822,960

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON              PRINCIPAL           VALUE(a)
                               RATE                AMOUNT
MORTGAGE-BACKED (CONT.)
Structured Asset Securities
   Collateralized Mtge Obligation
   Series 2003-33H Cl 1A1
      10-25-33                 5.50%             $   494,493        $    476,446
TBW Mtge Backed Pass Through Ctfs
   Collateralized Mtge Obligation
   Series 2006-2 Cl 6A1
      07-25-36                 7.00                  819,870             833,185
Washington Mutual
   Collateralized Mtge Obligation
   Series 2003-AR10 Cl A7
      10-25-33                 4.06                  425,000(h)          413,827
Washington Mutual
   Collateralized Mtge Obligation
   Series 2004-CB2 Cl 6A
      07-25-19                 4.50                  134,923             127,205
Washington Mutual
   Collateralized Mtge Obligation
   Series 2005-AR17 Cl A1C1
      12-25-45                 5.58                  294,663(h)          294,828
Washington Mutual
   Collateralized Mtge Obligation
   Series 2005-AR8 Cl 2AB1
      07-25-45                 5.64                  698,084(h)          698,437
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2005-10 Cl A1
      10-25-35                 5.00                1,864,384           1,745,809
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2005-5 Cl 2A1
      05-25-35                 5.50                  764,265             737,755
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2005-AR16 Cl 6A3
      10-25-35                 5.00                  422,480(h)          414,077
                                                                    ------------
Total                                                                 97,168,281
--------------------------------------------------------------------------------

BANKING (1.2%)
Banknorth Group
   Sr Nts
      05-01-08                 3.75                  605,000             586,953
Popular North America
   Sr Nts
      10-01-08                 3.88                1,450,000           1,396,620

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 19

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON              PRINCIPAL           VALUE(a)
                               RATE                AMOUNT
BANKING (CONT.)
Washington Mutual Bank
   Sub Nts
      08-15-14                 5.65%             $   790,000        $    771,008
                                                                    ------------
Total                                                                  2,754,581
--------------------------------------------------------------------------------

ELECTRIC (2.5%)
Arizona Public Service
      05-15-15                 4.65                1,005,000             901,314
Consumers Energy
   1st Mtge
      02-15-12                 5.00                  140,000             133,759
      02-15-17                 5.15                  160,000(j)          148,058
   Series H
      02-17-09                 4.80                  800,000             782,741
Exelon
      06-15-10                 4.45                  825,000             790,797
Florida Power
   1st Mtge
      07-15-11                 6.65                  170,000             177,342
Northern States Power
   Sr Nts
      08-01-09                 6.88                  515,000             531,099
Ohio Edison
      06-15-09                 5.65                  500,000(d)          497,620
PacifiCorp
   1st Mtge
      06-15-35                 5.25                  185,000             162,624
PSI Energy
      10-15-35                 6.12                  760,000             720,446
Southern California Edison
   1st Mtge
      04-01-35                 5.75                  185,000             174,359
Virginia Electric & Power
   Sr Nts Series A
      03-01-13                 4.75                  505,000             472,934
Xcel Energy
   Sr Nts
      07-01-08                 3.40                   80,000              76,760
                                                                    ------------
Total                                                                  5,569,853
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON              PRINCIPAL           VALUE(a)
                               RATE                AMOUNT
FOOD AND BEVERAGE (1.1%)
Cadbury Schweppes US Finance LLC
      10-01-08                 3.88%             $   395,000(d)     $    380,952
      10-01-13                 5.13                  450,000(d)          425,520
Kraft Foods
      06-01-12                 6.25                  505,000             515,762
   Sr Unsecured
      11-01-11                 5.63                1,030,000           1,022,573
                                                                    ------------
Total                                                                  2,344,807
--------------------------------------------------------------------------------

GAS DISTRIBUTORS (0.1%)
NiSource Finance
      11-15-10                 7.88                  285,000             305,692
--------------------------------------------------------------------------------

GAS PIPELINES (0.2%)
Southern Star Central Gas Pipeline
      06-01-16                 6.00                  385,000(d)          379,706
--------------------------------------------------------------------------------

HEALTH CARE (0.4%)
Cardinal Health
      07-15-08                 6.25                   95,000              95,987
      06-15-15                 4.00                  625,000             536,867
      12-15-17                 5.85                  360,000             347,242
                                                                    ------------
Total                                                                    980,096
--------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.8%)
UnitedHealth Group
   Sr Unsecured
      03-15-11                 5.25                1,345,000           1,324,904
      03-15-15                 4.88                  510,000             474,724
                                                                    ------------
Total                                                                  1,799,628
--------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.8%)
Devon Financing
      09-30-11                 6.88                  960,000           1,008,467
XTO Energy
      01-31-15                 5.00                  210,000             194,996
   Sr Unsecured
      06-30-15                 5.30                  515,000             487,312
                                                                    ------------
Total                                                                  1,690,775
--------------------------------------------------------------------------------

LIFE INSURANCE (0.2%)
Prudential Financial
      09-20-14                 5.10                  485,000             460,281
--------------------------------------------------------------------------------

MEDIA CABLE (0.3%)
Comcast
      06-15-16                 4.95                  725,000             656,858
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

20 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON              PRINCIPAL           VALUE(a)
                               RATE                AMOUNT
MEDIA NON CABLE (0.5%)
News America
      12-15-35                 6.40%             $   680,000        $    639,299
RR Donnelley & Sons
      05-15-15                 5.50                  540,000             502,864
                                                                    ------------
Total                                                                  1,142,163
--------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.3%)
Residential Capital
   Sr Unsecured
      06-30-10                 6.38                  745,000             742,491
--------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.5%)
Marsh & McLennan Companies
   Sr Unsecured
      09-15-15                 5.75                  606,000             581,014
Willis North America
      07-15-15                 5.63                  490,000             458,390
                                                                    ------------
Total                                                                  1,039,404
--------------------------------------------------------------------------------

RETAILERS (1.2%)
CVS
      09-15-09                 4.00                  775,000             739,252
      09-15-14                 4.88                  705,000             652,438
May Department Stores
      07-15-09                 4.80                1,005,000             983,467
      07-15-34                 6.70                  205,000             203,454
                                                                    ------------
Total                                                                  2,578,611
--------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.2%)
Erac USA Finance
      11-15-15                 5.90                   70,000(d)           68,625
      11-01-16                 6.20                  320,000(d)          318,820
                                                                    ------------
Total                                                                    387,445
--------------------------------------------------------------------------------

WIRELESS (1.1%)
Nextel Communications
   Sr Nts Series F
      03-15-14                 5.95                2,310,000           2,238,591
US Cellular
   Sr Nts
      12-15-33                 6.70                  185,000             174,616
                                                                    ------------
Total                                                                  2,413,207
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON              PRINCIPAL           VALUE(a)
                               RATE                AMOUNT
WIRELINES (4.0%)
BellSouth
      09-15-09                 4.20%             $   235,000        $    226,498
   Sr Unsecured
      11-15-12                 4.75                  200,000             186,965
Deutsche Telekom Intl Finance
      03-23-11                 5.38                  290,000(c)          284,635
Telecom Italia Capital
      10-01-15                 5.25                1,955,000(c)        1,797,097
TELUS
      06-01-11                 8.00                2,417,500(c)        2,640,814
Verizon Pennsylvania
   Series A
      11-15-11                 5.65                3,745,000           3,670,437
                                                                    ------------
Total                                                                  8,806,446
--------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $230,131,655)                                                $227,885,765
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (10.5%)
------------------------------------------------------------------------------

ISSUER                    EFFECTIVE                AMOUNT             VALUE(a)
                            YIELD                PAYABLE AT
                                                  MATURITY
COMMERCIAL PAPER
Amsterdam Funding
      08-14-06              5.31%                $ 5,000,000(l)     $  4,989,694
Chesham Finance LLC
      08-01-06              5.30                   4,700,000           4,699,308
Ebury Finance LLC
      08-02-06              5.31                   5,300,000           5,298,437
Nieuw Amsterdam
      08-15-06              5.32                   8,500,000(l)        8,481,194
--------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $23,472,096)                                                 $ 23,468,633
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $253,603,751)(m)                                             $251,354,398
================================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 21

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At July 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $34,062,352.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2006, the value of foreign securities represented 2.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, the value of these securities amounted to $6,567,799 or 3.0% of net assets.

(e) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC -- Ambac Assurance Corporation

      FGIC -- Financial Guaranty Insurance Company

      FSA  -- Financial Security Assurance

      MBIA -- MBIA Insurance Corporation

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at July 31, 2006.

(h) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2006.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2006.

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

TYPE OF SECURITY                                               NOTIONAL AMOUNT
------------------------------------------------------------------------------
PURCHASE CONTRACTS
U.S. Long Bond, Sept. 2006, 20-year                               $  1,500,000
U.S. Treasury Note, Sept. 2006, 2-year                              12,800,000
U.S. Treasury Note, Sept. 2006, 5-year                               6,500,000
U.S. Treasury Note, Sept. 2006, 10-year                              5,100,000


------------------------------------------------------------------------------

22 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
------------------------------------------------------------------------------

(k) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(l) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, the value of these securities amounted to $13,470,888 or 6.1% of net assets.

(m) At July 31, 2006, the cost of securities for federal income tax purposes was $253,977,313 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                          $    572,928
Unrealized depreciation                                            (3,195,843)
------------------------------------------------------------------------------
Net unrealized depreciation                                      $ (2,622,915)
------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 23

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2006

ASSETS
Investments in securities, at value (Note 1)
   (identified cost $253,603,751)                                                          $ 251,354,398
Cash in bank on demand deposit                                                                    85,768
Foreign currency holdings (identified cost $135,346) (Note 1)                                    135,803
Capital shares receivable                                                                        277,285
Accrued interest receivable                                                                    1,875,163
Receivable for investment securities sold                                                     12,135,967
Unrealized appreciation on swap transactions, at value (Note 6)                                   24,417
---------------------------------------------------------------------------------------------------------
Total assets                                                                                 265,888,801
---------------------------------------------------------------------------------------------------------

LIABILITIES

Dividends payable to shareholders                                                                131,694
Capital shares payable                                                                             7,916
Payable for investment securities purchased                                                    9,142,075
Payable for securities purchased on a forward-commitment basis (Note 1)                       34,062,352
Accrued investment management services fee                                                         8,764
Accrued distribution fee                                                                           1,683
Accrued service fee                                                                                    1
Accrued transfer agency fee                                                                          505
Accrued administrative services fee                                                                1,278
Other accrued expenses                                                                            68,093
---------------------------------------------------------------------------------------------------------
Total liabilities                                                                             43,424,361
---------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                         $ 222,464,440
=========================================================================================================

REPRESENTED BY

Capital stock -- $.01 par value (Note 1)                                                   $     235,343
Additional paid-in capital                                                                   227,858,451
Undistributed net investment income                                                              122,400
Accumulated net realized gain (loss) (Note 8)                                                 (3,606,185)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Notes 5 and 6)         (2,145,569)
---------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                   $ 222,464,440
=========================================================================================================
Net assets applicable to outstanding shares:            Class A                            $  36,444,626
                                                        Class B                            $  10,873,923
                                                        Class C                            $     571,721
                                                        Class I                            $ 174,472,816
                                                        Class Y                            $     101,354
Net asset value per share of outstanding capital stock: Class A shares     3,852,039       $        9.46
                                                        Class B shares     1,148,606       $        9.47
                                                        Class C shares        60,377       $        9.47
                                                        Class I shares    18,462,593       $        9.45
                                                        Class Y shares        10,714       $        9.46
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

24 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

STATEMENT OF OPERATIONS

YEAR ENDED JULY 31, 2006

INVESTMENT INCOME
Income:
Interest                                                                              $  9,247,775
---------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                         991,804
Distribution fee
   Class A                                                                                  89,181
   Class B                                                                                 122,351
   Class C                                                                                   5,692
Transfer agency fee                                                                         78,964
Incremental transfer agency fee
   Class A                                                                                   5,480
   Class B                                                                                   3,597
   Class C                                                                                     168
Service fee -- Class Y                                                                         101
Administrative services fees and expenses                                                  133,655
Compensation of board members                                                                8,997
Custodian fees                                                                              78,555
Printing and postage                                                                        41,830
Registration fees                                                                           54,076
Audit fees                                                                                  20,500
Other                                                                                        5,811
---------------------------------------------------------------------------------------------------
Total expenses                                                                           1,640,762
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)       (264,564)
---------------------------------------------------------------------------------------------------
                                                                                         1,376,198
   Earnings and bank fee credits on cash balances (Note 2)                                  (3,841)
---------------------------------------------------------------------------------------------------
Total net expenses                                                                       1,372,357
---------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                          7,875,418
---------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET

Net realized gain (loss) on:
   Security transactions (Note 3)                                                       (3,519,957)
   Foreign currency transactions                                                           (15,395)
   Futures contracts                                                                       262,250
   Reimbursement from affiliate (Note 2)                                                        64
   Swap transactions                                                                       (61,927)
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                 (3,334,965)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                   (1,626,948)
---------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                   (4,961,913)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                       $  2,913,505
===================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 25

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                                          2006            2005
OPERATIONS AND DISTRIBUTIONS

Investment income (loss) -- net                                         $   7,875,418   $   5,059,912
Net realized gain (loss) on investments                                    (3,334,965)      1,390,069
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies      (1,626,948)         23,716
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             2,913,505       6,473,697
------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
     Class A                                                               (1,346,770)     (1,955,904)
     Class B                                                                 (363,823)       (250,538)
     Class C                                                                  (16,869)        (11,398)
     Class I                                                               (6,020,734)     (2,987,931)
     Class Y                                                                   (3,966)         (1,757)
   Net realized gain
     Class A                                                                  (10,474)             --
     Class B                                                                   (3,920)             --
     Class C                                                                     (158)             --
     Class I                                                                  (42,743)             --
     Class Y                                                                      (30)             --
------------------------------------------------------------------------------------------------------
Total distributions                                                        (7,809,487)     (5,207,528)
------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales
   Class A shares (Note 2)                                                 18,529,854      18,889,670
   Class B shares                                                           6,000,039       7,237,835
   Class C shares                                                             266,911         426,582
   Class I shares                                                          95,959,205      55,083,468
   Class Y shares                                                                  --          90,010
Reinvestment of distributions at net asset value
   Class A shares                                                           1,165,583         765,036
   Class B shares                                                             333,536         234,575
   Class C shares                                                              15,565          10,757
   Class I shares                                                           5,968,439       2,996,803
   Class Y shares                                                               3,571           1,426
Payments for redemptions
   Class A shares                                                         (22,260,950)    (45,856,136)
   Class B shares (Note 2)                                                 (7,088,319)     (3,754,245)
   Class C shares (Note 2)                                                   (290,859)       (229,090)
   Class I shares                                                         (36,878,152)     (8,420,186)
   Class Y shares                                                                 (10)        (20,889)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          61,724,413      27,455,616
------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    56,828,431      28,721,785
Net assets at beginning of year                                           165,636,009     136,914,224
------------------------------------------------------------------------------------------------------
Net assets at end of year                                               $ 222,464,440   $ 165,636,009
======================================================================================================
Undistributed net investment income                                     $     122,400   $      39,997
------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

26 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Bond Series, Inc. (formerly AXP Discovery Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Bond Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. Although the Fund is not an index fund, it invests primarily in securities like those included in the Lehman Brothers Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At July 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial), IDS Life Insurance Company and the affiliated funds-of-funds owned 100% of Class I shares, which represents 78.43% of the Fund's net assets.

At July 31, 2006, Ameriprise Financial, IDS Life Insurance Company and the affiliated funds-of-funds owned approximately 78% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 27

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2006, the Fund has entered into outstanding when-issued securities of $34,062,352.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.


------------------------------------------------------------------------------

28 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At July 31, 2006, foreign currency holdings consisted of European monetary units and British pounds.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 29

FORWARD SALE COMMITMENTS

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities." At July 31, 2006, the Fund had no outstanding forward sale commitments.

CMBS TOTAL RETURN SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.


------------------------------------------------------------------------------

30 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $40,853 and accumulated net realized loss has been decreased by $40,912 resulting in a net reclassification adjustment to decrease paid-in capital by $59.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                                      2006         2005
------------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income ................................   $1,357,244   $1,955,904
   Long-term capital gain .........................           --           --

CLASS B
Distributions paid from:
   Ordinary income ................................      367,743      250,538
   Long-term capital gain .........................           --           --


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 31

YEAR ENDED JULY 31,                                      2006         2005
------------------------------------------------------------------------------
CLASS C
Distributions paid from:
   Ordinary income ................................   $   17,027  $    11,398
   Long-term capital gain .........................           --           --

CLASS I
Distributions paid from:
   Ordinary income ................................    6,063,477    2,987,931
   Long-term capital gain .........................           --           --

CLASS Y
Distributions paid from:
   Ordinary income ................................        3,996        1,757
   Long-term capital gain .........................           --           --

At July 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income .................................   $   284,727
Accumulated long-term gain (loss) .............................   $(3,154,192)
Unrealized appreciation (depreciation) ........................   $(2,628,195)

RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, that will result from the adoption of FIN 48.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar period.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


------------------------------------------------------------------------------

32 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.48% to 0.29% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.54% to 0.415% annually as the Fund's assets increased.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. Prior to Oct. 1, 2005 the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.025% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $20.50

o     Class B $21.50

o     Class C $21.00

o     Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 33

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $151,704 for Class A, $28,014 for Class B and $316 for Class C for the year ended July 31, 2006.

For the year ended July 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 0.90% for Class A, 1.66% for Class B, 1.67% for Class C, 0.58% for Class I and 0.74% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $41,593, $14,955, $655 and $102, respectively, and the management fees waived at the Fund level were $207,259. Under an agreement, which was effective until Sept. 30, 2005, net expenses would not exceed 0.945% for Class A, 1.695% for Class B, 1.695% for Class C, 0.695% for Class I and 0.785% for Class Y of the Fund's average daily net assets. Effective as of Oct. 1, 2005, the Investment Manager and its affiliates agreed to waive certain fees and expenses until Feb. 28, 2006, such that net expenses would not exceed 0.89% for Class A, 1.65% for Class B, 1.66% for Class C, 0.59% for Class I and 0.73% for Class Y of the Fund's average daily net assets. Effective as of March 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until July 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 0.89% for Class A, 1.65% for Class B, 1.66% for Class C, 0.54% for Class I and 0.73% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2006, the Fund's custodian and transfer agency fees were reduced by $3,841 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time reimbursement of $64 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.


------------------------------------------------------------------------------

34 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $639,974,425 and $563,028,763, respectively, for the year ended July 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                     YEAR ENDED JULY 31, 2006
                                        CLASS A     CLASS B   CLASS C     CLASS I    CLASS Y
---------------------------------------------------------------------------------------------
Sold                                   1,936,566    625,431    27,931   10,067,076        --
Issued for reinvested distributions      122,246     34,948     1,630      627,362       374
Redeemed                              (2,314,283)  (741,998)  (30,424)  (3,874,552)       (1)
---------------------------------------------------------------------------------------------
Net increase (decrease)                 (255,471)   (81,619)     (863)   6,819,886       373
---------------------------------------------------------------------------------------------

                                                     YEAR ENDED JULY 31, 2005
                                      CLASS A      CLASS B    CLASS C     CLASS I    CLASS Y
---------------------------------------------------------------------------------------------
Sold                                   1,935,157    741,452    43,693    5,643,864     9,213
Issued for reinvested distributions       78,326     24,015     1,101      307,162       146
Redeemed                              (4,698,939)  (384,565)  (23,508)    (862,057)   (2,140)
---------------------------------------------------------------------------------------------
Net increase (decrease)               (2,685,456)   380,902    21,286    5,088,969     7,219
---------------------------------------------------------------------------------------------

5. INTEREST RATE FUTURES CONTRACTS

At July 31, 2006, investments in securities included securities valued at $94,031 that were pledged as collateral to cover initial margin deposits on 195 open purchase contracts. The notional market value of the open purchase contracts at July 31, 2006 was $26,828,031 with a net unrealized gain of $78,910. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. SWAP CONTRACTS

At July 31, 2006, the Fund had the following open CBMS total return swap contract:

                                                                                        UNREALIZED
                                                          TERMINATION     NOTIONAL     APPRECIATION
                                                             DATE          AMOUNT     (DEPRECIATION)
----------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.33%.
Counterparty: Citigroup                                  Sept. 1, 2006   $1,775,000       $24,417
----------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 35

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended July 31, 2006.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $3,154,192 at July 31, 2006, that if not offset by capital gains will expire as follows:

                           2014              2015
------------------------------------------------------------------------------
                         $526,700         $2,627,492
------------------------------------------------------------------------------

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.


------------------------------------------------------------------------------

36 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 37

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

----------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                         2006     2005     2004      2003(b)
Net asset value, beginning of period                                $9.72    $9.62    $9.49    $ 9.94
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .36      .31      .26       .02
Net gains (losses) (both realized and unrealized)                    (.26)     .11      .13      (.45)
----------------------------------------------------------------------------------------------------------
Total from investment operations                                      .10      .42      .39      (.43)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.36)    (.32)    (.26)     (.02)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $9.46    $9.72    $9.62    $ 9.49
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $  36    $  40    $  65    $   51
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                  .90%     .94%     .97%      .96%(e)
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    3.84%    3.09%    2.61%     1.80%(e)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             301%     313%     310%       46%
----------------------------------------------------------------------------------------------------------
Total return(f)                                                      1.13%    4.32%    4.06%    (4.31%)(g)
----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.12%, 1.04%, 1.06% and 2.56% for the periods ended July 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

38 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

CLASS B

----------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                         2006     2005     2004      2003(b)
Net asset value, beginning of period                                $9.72    $9.62    $9.50    $ 9.94
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .29      .23      .18       .01
Net gains (losses) (both realized and unrealized)                    (.25)     .11      .12      (.44)
----------------------------------------------------------------------------------------------------------
Total from investment operations                                      .04      .34      .30      (.43)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.29)    (.24)    (.18)     (.01)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $9.47    $9.72    $9.62    $ 9.50
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $  11    $  12    $   8    $    2
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.66%    1.69%    1.74%     1.73%(e)
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    3.09%    2.39%    1.87%     1.37%(e)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             301%     313%     310%       46%
----------------------------------------------------------------------------------------------------------
Total return(f)                                                       .42%    3.56%    3.18%    (4.28%)(g)
----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.89%, 1.83%, 1.83% and 3.32% for the periods ended July 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 39

CLASS C

----------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                         2006     2005     2004      2003(b)
Net asset value, beginning of period                                $9.72    $9.62    $9.50    $ 9.94
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .29      .23      .18       .01
Net gains (losses) (both realized and unrealized)                    (.26)     .11      .12      (.44)
----------------------------------------------------------------------------------------------------------
Total from investment operations                                      .03      .34      .30      (.43)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.28)    (.24)    (.18)     (.01)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $9.47    $9.72    $9.62    $ 9.50
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   1    $   1    $  --    $   --
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.67%    1.69%    1.72%     1.64%(e)
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    3.07%    2.40%    1.88%     1.51%(e)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             301%     313%     310%       46%
----------------------------------------------------------------------------------------------------------
Total return(f)                                                       .42%    3.55%    3.17%    (4.28%)(g)
----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.89%, 1.84%, 1.81% and 3.32% for the periods ended July 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

40 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

CLASS I

------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                         2006     2005     2004(b)
Net asset value, beginning of period                                $9.71    $9.61    $9.79
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .39      .33      .12
Net gains (losses) (both realized and unrealized)                    (.26)     .11     (.18)
------------------------------------------------------------------------------------------------
Total from investment operations                                      .13      .44     (.06)
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.39)    (.34)    (.12)
------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $9.45    $9.71    $9.61
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $ 174    $ 113    $  63
------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                  .58%     .70%     .70%(e)
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    4.22%    3.42%    3.03%(e)
------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             301%     313%     310%
------------------------------------------------------------------------------------------------
Total return(f)                                                      1.47%    4.58%    (.72%)(g)
------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.69%, 0.72% and 0.73% for the periods ended July 31, 2006, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 41

CLASS Y

----------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                         2006     2005     2004      2003(b)
Net asset value, beginning of period                                $9.72    $9.62    $9.49    $ 9.94
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .38      .32      .27       .02
Net gains (losses) (both realized and unrealized)                    (.26)     .11      .13      (.45)
----------------------------------------------------------------------------------------------------------
Total from investment operations                                      .12      .43      .40      (.43)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.38)    (.33)    (.27)     (.02)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $9.46    $9.72    $9.62    $ 9.49
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $  --    $  --    $  --    $   --
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                  .74%     .78%     .80%      .82%(e)
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    4.01%    3.36%    2.78%     2.01%(e)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             301%     313%     310%       46%
----------------------------------------------------------------------------------------------------------
Total return(f)                                                      1.28%    4.49%    4.23%    (4.30%)(g)
----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 0.94%, 0.92%, 0.89% and 2.40% for the periods ended July 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

42 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE BOND SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Core Bond Fund (a series of RiverSource Bond Series, Inc.) as of July 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2006, and the financial highlights for each of the years in the three-year period ended July 31, 2006 and for the period from June 19, 2003 (when shares became publicly available) to July 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Core Bond Fund as of July 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2006


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 43

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2006

CLASS A

INCOME DISTRIBUTIONS -- taxable as dividend income:
   Qualified Dividend Income for individuals ....................        0.00%
   Dividends Received Deduction for corporations ................        0.00%

PAYABLE DATE                                                        PER SHARE
Aug. 29, 2005 ...................................................    $0.02900
Sept. 29, 2005 ..................................................     0.02900
Oct. 27, 2005 ...................................................     0.02883
Nov. 29, 2005 ...................................................     0.02900
Dec. 22, 2005 ...................................................     0.03187
Jan. 26, 2006 ...................................................     0.02814
Feb. 27, 2006 ...................................................     0.03303
March 27, 2006 ..................................................     0.02800
April 26, 2006 ..................................................     0.02900
May 25, 2006 ....................................................     0.03000
June 26, 2006 ...................................................     0.03100
July 26, 2006 ...................................................     0.03500
Total distributions .............................................    $0.36187


------------------------------------------------------------------------------

44 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

CLASS B

INCOME DISTRIBUTIONS -- taxable as dividend income:
   Qualified Dividend Income for individuals ....................        0.00%
   Dividends Received Deduction for corporations ................        0.00%

PAYABLE DATE                                                        PER SHARE
Aug. 29, 2005 ...................................................    $0.02259
Sept. 29, 2005 ..................................................     0.02282
Oct. 27, 2005 ...................................................     0.02215
Nov. 29, 2005 ...................................................     0.02134
Dec. 22, 2005 ...................................................     0.02574
Jan. 26, 2006 ...................................................     0.02067
Feb. 27, 2006 ...................................................     0.02665
March 27, 2006 ..................................................     0.02245
April 26, 2006 ..................................................     0.02310
May 25, 2006 ....................................................     0.02433
June 26, 2006 ...................................................     0.02476
July 26, 2006 ...................................................     0.02908
Total distributions .............................................    $0.28568

CLASS C

INCOME DISTRIBUTIONS -- taxable as dividend income:
   Qualified Dividend Income for individuals ....................        0.00%
   Dividends Received Deduction for corporations ................        0.00%

PAYABLE DATE                                                        PER SHARE
Aug. 29, 2005 ...................................................    $0.02261
Sept. 29, 2005 ..................................................     0.02281
Oct. 27, 2005 ...................................................     0.02191
Nov. 29, 2005 ...................................................     0.02097
Dec. 22, 2005 ...................................................     0.02555
Jan. 26, 2006 ...................................................     0.02106
Feb. 27, 2006 ...................................................     0.02656
March 27, 2006 ..................................................     0.02237
April 26, 2006 ..................................................     0.02303
May 25, 2006 ....................................................     0.02421
June 26, 2006 ...................................................     0.02469
July 26, 2006 ...................................................     0.02910
Total distributions .............................................    $0.28487


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 45

CLASS I

INCOME DISTRIBUTIONS -- taxable as dividend income:
   Qualified Dividend Income for individuals ....................        0.00%
   Dividends Received Deduction for corporations ................        0.00%

PAYABLE DATE                                                        PER SHARE
Aug. 29, 2005 ...................................................     0.03110
Sept. 29, 2005 ..................................................     0.03106
Oct. 27, 2005 ...................................................     0.03259
Nov. 29, 2005 ...................................................     0.03217
Dec. 22, 2005 ...................................................     0.03426
Jan. 26, 2006 ...................................................     0.03088
Feb. 27, 2006 ...................................................     0.03551
March 27, 2006 ..................................................     0.03052
April 26, 2006 ..................................................     0.03168
May 25, 2006 ....................................................     0.03258
June 26, 2006 ...................................................     0.03384
July 26, 2006 ...................................................     0.03765
Total distributions .............................................    $0.39384

CLASS Y

INCOME DISTRIBUTIONS -- taxable as dividend income:
   Qualified Dividend Income for individuals ....................        0.00%
   Dividends Received Deduction for corporations ................        0.00%

PAYABLE DATE                                                        PER SHARE
Aug. 29, 2005 ...................................................    $0.03036
Sept. 29, 2005 ..................................................     0.03033
Oct. 27, 2005 ...................................................     0.02914
Nov. 29, 2005 ...................................................     0.02945
Dec. 22, 2005 ...................................................     0.03314
Jan. 26, 2006 ...................................................     0.02962
Feb. 27, 2006 ...................................................     0.03437
March 27, 2006 ..................................................     0.02917
April 26, 2006 ..................................................     0.03024
May 25, 2006 ....................................................     0.03119
June 26, 2006 ...................................................     0.03232
July 26, 2006 ...................................................     0.03623
Total distributions .............................................    $0.37556


------------------------------------------------------------------------------

46 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 47

                                         BEGINNING         ENDING        EXPENSES
                                       ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING      ANNUALIZED
                                       FEB. 1, 2006    JULY 31, 2006   THE PERIOD(a)   EXPENSE RATIO
----------------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------------
   Actual(b)                               $1,000        $1,005.00        $4.42(c)          .89%
----------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)             $1,000        $1,020.38        $4.46(c)          .89%
----------------------------------------------------------------------------------------------------
Class B
----------------------------------------------------------------------------------------------------
   Actual(b)                               $1,000        $1,001.20        $8.19(c)         1.65%
----------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)             $1,000        $1,016.61        $8.25(c)         1.65%
----------------------------------------------------------------------------------------------------
Class C
----------------------------------------------------------------------------------------------------
   Actual(b)                               $1,000        $1,001.20        $8.24(c)         1.66%
----------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)             $1,000        $1,016.56        $8.30(c)         1.66%
----------------------------------------------------------------------------------------------------
Class I
----------------------------------------------------------------------------------------------------
   Actual(b)                               $1,000        $1,006.70        $2.74(c)          .55%
----------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)             $1,000        $1,022.07        $2.76(c)          .55%
----------------------------------------------------------------------------------------------------
Class Y
----------------------------------------------------------------------------------------------------
   Actual(b)                               $1,000        $1,005.80        $3.63(c)          .73%
----------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)             $1,000        $1,021.17        $3.66(c)          .73%
----------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended July 31, 2006:
      +0.50% for Class A, +0.12% for Class B, +0.12% for Class C, +0.67% for Class I and +0.58% for Class Y.

(c) Effective as of March 1, 2006, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 0.89% for Class A; 1.65% for Class B; 1.66% for Class C; 0.54% for Class I and 0.73% for Class Y. In addition, on Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement. If these changes had been in place for the entire six-month period ended July 31, 2006, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table above for all classes, except Class I. The actual expenses paid would have been $2.69 for Class I and the hypothetical expenses paid would have been $2.71 for Class I.


------------------------------------------------------------------------------

48 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 99 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND        PRINCIPAL OCCUPATION                     OTHER
AGE                        LENGTH OF SERVICE    DURING PAST FIVE YEARS                   DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member         Chief Justice, Minnesota Supreme
901 S. Marquette Ave.      since 2006           Court, 1998-2005
Minneapolis, MN 55402
Age 52
-------------------------------------------------------------------------------------------------------------------
Arne H. Carlson            Board member         Chair, Board Services Corporation
901 S. Marquette Ave.      since 1999           (provides administrative services to
Minneapolis, MN 55402                           boards); former Governor of Minnesota
Age 71
-------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn          Board member         Trustee Professor of Economics and
901 S. Marquette Ave.      since 2004           Management, Bentley College; former
Minneapolis, MN 55402                           Dean, McCallum Graduate School of
Age 55                                          Business, Bentley College
-------------------------------------------------------------------------------------------------------------------
Anne P. Jones              Board member         Attorney and Consultant
901 S. Marquette Ave.      since 1985
Minneapolis, MN 55402
Age 71
-------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind            Board member         Former Managing Director, Shikiar        American Progressive
901 S. Marquette Ave.      since 2005           Asset Management                         Insurance
Minneapolis, MN 55402
Age 70
-------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.      Board member         President Emeritus and Professor of      Valmont Industries, Inc.
901 S. Marquette Ave.      since 2002           Economics, Carleton College              (manufactures irrigation
Minneapolis, MN 55402                                                                    systems)
Age 67
-------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 49

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND        PRINCIPAL OCCUPATION                     OTHER
AGE                        LENGTH OF SERVICE    DURING PAST FIVE YEARS                   DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------
Catherine James Paglia     Board member         Director, Enterprise Asset               Strategic Distribution,
901 S. Marquette Ave.      since 2004           Management, Inc. (private real           Inc. (transportation,
Minneapolis, MN 55402                           estate and asset management              distribution and logistics
Age 54                                          company)                                 consultants)
-------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor             Board member         President and Chief Executive
901 S. Marquette Ave.      since 2006           Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                           Insurance Company, Inc. since 1999
Age 53
-------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member         Chief Executive Officer, RiboNovix,      Hybridon, Inc.
901 S. Marquette Ave.      since 2002           Inc. since 2003 (biotechnology);         (biotechnology);
Minneapolis, MN 55402                           former President, Forester Biotech       American Healthways,
Age 62                                                                                   Inc. (health management
                                                                                         programs)
-------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND        PRINCIPAL OCCUPATION                     OTHER
AGE                        LENGTH OF SERVICE    DURING PAST FIVE YEARS                   DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------
William F. Truscott**      Board member         President, Ameriprise Certificate
53600 Ameriprise           since 2001,          Company since 2006; President - U.S.
Financial Center           Vice President       Asset Management and Chief Investment
Minneapolis, MN 55474      since 2002,          Officer, Ameriprise Financial, Inc.
Age 46                     Acting President     and President, Chairman of the Board
                           since 2006           and Chief Investment Officer,
                                                RiverSource Investments, LLC since
                                                2005; Senior Vice President - Chief
                                                Investment Officer, Ameriprise
                                                Financial, Inc. and Chairman of the
                                                Board and Chief Investment Officer,
                                                RiverSource Investments, LLC,
                                                2001-2005
-------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

** Paula R. Meyer resigned her position as President for the RiverSource funds. Mr. Truscott has been appointed Acting President and will be assuming the responsibilities of President until a permanent replacement for Ms. Meyer is found.


------------------------------------------------------------------------------

50 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President and Acting President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND         PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE     DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer             Vice President - Investment Accounting, Ameriprise Financial, Inc.,
105 Ameriprise           since 2002            since 2002; Vice President - Finance, American Express Company,
Financial Center                               2000-2002
Minneapolis, MN 55474
Age 51
---------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President        Executive Vice President - Equity and Fixed Income, Ameriprise
172 Ameriprise           since 2004            Financial, Inc. and RiverSource Investments, LLC since 2006; Vice
Financial Center                               President - Investments, Ameriprise Certificate Company since 2003;
Minneapolis, MN 55474                          Senior Vice President - Fixed Income, Ameriprise Financial, Inc.,
Age 42                                         2002-2006 and RiverSource Investments, LLC, 2004-2006; Managing
                                               Director, Zurich Global Assets, 2001-2002
---------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg            Vice President,       President of Board Services Corporation
901 S. Marquette Ave.    General Counsel,
Minneapolis, MN 55402    and Secretary
Age 68                   since 1978
---------------------------------------------------------------------------------------------------------------------
Edward S. Dryden*        Acting Chief          Chief Compliance Officer, Ameriprise Certificate Company since 2006;
1875 Ameriprise          Compliance Officer    Vice President - Asset Management Compliance, RiverSource Investments,
Financial Center         since 2006            LLC since 2006; Chief Compliance Officer - Mason Street Advisors, LLC,
Minneapolis, MN 55474                          2002-2006
Age 41
---------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu           Anti-Money            Compliance Director and Anti-Money Laundering Officer, Ameriprise
2934 Ameriprise          Laundering Officer    Financial, Inc. since 2004; Manager Anti-Money Laundering, Ameriprise
Financial Center         since 2004            Financial, Inc., 2003-2004; Compliance Director and Bank Secrecy Act
Minneapolis, MN 55474                          Officer, American Express Centurion Bank, 2000-2003
Age 42
---------------------------------------------------------------------------------------------------------------------

* Beth E. Weimer resigned her position as Chief Compliance Officer for the RiverSource funds. Mr. Dryden has been appointed Acting Chief Compliance Officer and will be assuming the responsibilities of Chief Compliance Officer until a permanent replacement for Ms. Weimer is found.

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


------------------------------------------------------------------------------

RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT 51

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

52 RIVERSOURCE CORE BOND FUND -- 2006 ANNUAL REPORT

RIVERSOURCE(SM) CORE BOND FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds


                         This report must be accompanied or preceded by the
                         Fund's current prospectus. RiverSource(SM) mutual
                         funds are distributed by RiverSource Distributors,
                         Inc. and Ameriprise Financial Services, Inc., Members
                         NASD, and managed by RiverSource Investments, LLC.
RIVERSOURCE [LOGO](SM)   These companies are part of Ameriprise Financial,
     INVESTMENTS         Inc.

                                                               S-6267 F (9/06)

  Annual Report

                                                        RIVERSOURCE [LOGO](SM)
                                                               INVESTMENTS

  RIVERSOURCE(SM)
  FLOATING RATE FUND

------------------------------------------------------------------------------

  ANNUAL REPORT FOR
  THE PERIOD ENDED
  JULY 31, 2006

> RIVERSOURCE FLOATING RATE
  FUND SEEKS TO PROVIDE
  SHAREHOLDERS WITH A HIGH LEVEL
  OF CURRENT INCOME AND,
  AS A SECONDARY OBJECTIVE,
  PRESERVATION OF CAPITAL.

------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot ...........................................................    3

Questions & Answers with Portfolio Management ...........................    5

Investments in Securities ...............................................    7

Financial Statements ....................................................   22

Notes to Financial Statements ...........................................   25

Report of Independent Registered Public Accounting Firm .................   40

Federal Income Tax Information ..........................................   41

Fund Expenses Example ...................................................   43

Board Members and Officers ..............................................   45

Approval of Investment Management Services Agreement ....................   48

Proxy Voting ............................................................   49


------------------------------------------------------------------------------

2 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

FUND SNAPSHOT AT JULY 31, 2006

------------------------------------------------------------------------------
FUND OVERVIEW
------------------------------------------------------------------------------

RiverSource Floating Rate Fund invests primarily in floating rate loans and other floating rate debt securities with interest rates that adjust periodically. In addition to floating rate loans, the Fund may invest in other debt securities including Treasury securities, high yield corporate bonds and asset-backed securities.

------------------------------------------------------------------------------
SECTOR BREAKDOWN*
------------------------------------------------------------------------------

Percentage of portfolio assets

Consumer Discretionary                              22.1%
Telecommunication                                   13.3%
Industrials                                         13.2%
Materials                                           12.2%
Consumer Staples                                     7.4%
Health Care                                          5.9%
Other(1)                                            12.3%     [PIE CHART]
Corporate Bonds(2)                                   5.3%
Mortgage-Backed                                      2.5%
U.S. Government Obligations & Agencies               1.4%
Asset-Backed                                         0.3%
Commercial Mortgage-Backed                           0.1%
Short-Term Securities                                4.0%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Utilities 5.1%, Energy 3.9% and Financials 3.3%.

(2) Includes Telecommunication 1.4%, Consumer Discretionary 1.4%, Materials 1.3%, Health Care 0.7%, Industrials 0.2%, Energy 0.2% and Consumer Staples 0.1%.

The Floating Rate Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the Fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, derivatives risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on fund performance. The floating rate loans and securities in which the Fund invests generally are lower-rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities. See the Fund's prospectus for information on these and other risks associated with the Fund.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 3

FUND SNAPSHOT AT JULY 31, 2006

------------------------------------------------------------------------------
QUALITY BREAKDOWN
------------------------------------------------------------------------------

Percentage of portfolio assets excluding cash equivalents

AAA rating                                           4.1%
AA rating                                            0.1%
A rating                                             0.2%
BBB rating                                           0.4%
BB rating                                           35.6%     [PIE CHART]
B rating                                            53.5%
CCC rating                                           2.8%
D rating                                             0.8%
Non-rated                                            2.5%

Ratings apply to underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of loans and bonds, using 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource rates a security using an internal rating system when Moody's doesn't provide a rating.

------------------------------------------------------------------------------
STYLE MATRIX
------------------------------------------------------------------------------

[Chart] Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT    INT.  LONG
                   HIGH
                   MEDIUM   QUALITY
X                  LOW

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

------------------------------------------------------------------------------
PORTFOLIO MANAGERS
------------------------------------------------------------------------------

                                                            YEARS IN INDUSTRY
Lynn Hopton                                                        20
Colin Lundgren, CFA                                                17
Erol Sonderegger, CFA                                              11
Yvonne Stevens                                                     20

------------------------------------------------------------------------------
FUND FACTS
------------------------------------------------------------------------------

                                            TICKER SYMBOL      INCEPTION DATE
Class A                                         RFRAX                 2/16/06
Class B                                         RSFBX                 2/16/06
Class C                                            --                 2/16/06
Class I                                         RFRIX                 2/16/06
Class Y                                            --                 2/16/06

Total net assets                                               $276.6 million

Number of holdings                                                        338

Weighted average life(1)                                            5.4 years

Weighted average loan and bond rating(2)                                   B+

(1) WEIGHTED AVERAGE LIFE measures a loan's or bond's maturity, which takes into consideration the possibility that the issuer may call the loan or bond before its maturity date.

(2) WEIGHTED AVERAGE LOAN AND BOND RATING represents the average credit quality of the underlying loans and bonds in the portfolio.


------------------------------------------------------------------------------

4 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RiverSource Floating Rate Fund began operations on Feb. 16, 2006. Below, the portfolio management team for RiverSource Floating Rate Fund, discuss the Fund's results and strategy for the period from its inception through July 31, 2006.

Q:    What factors most significantly affected the Fund's performance?

A: Floating rate assets performed well, as the boost in interest rates during the period translated into higher coupon interest payments. A floating rate asset is a bond or loan whose interest rate floats based on a market interest rate plus a premium. The floating rate asset's coupon rate resets periodically to incorporate changes in the market rate.

------------------------------------------------------------------------------
      FLOATING RATE ASSETS PERFORMED WELL, AS THE BOOST IN INTEREST RATES DURING THE PERIOD TRANSLATED INTO HIGHER COUPON INTEREST PAYMENTS.
------------------------------------------------------------------------------

      Floating rate loans, as measured by the Credit Suisse First Boston
      (CSFB) Leveraged Loan Index, outpaced three-month Treasury bills by offering a higher initial yield above cash rates. In addition, this incremental yield -- also called a spread -- was fairly constant during the period, which kept changes in floating rate loan prices muted and allowed investors to capture all or most of the incremental spread in their returns. The Fund outperformed the CSFB Leveraged Loan Index based primarily on a higher yield together with strong issuer diversification.

Q:    What changes did you make to the Fund's portfolio during the period?

A: Given the Fund's inception in February of this year, it was not a matter of making changes during the reporting period, but rather of building the portfolio. In doing so, we emphasized higher-yielding floating rate loans and a select number of floating rate notes for the Fund's portfolio over higher quality alternatives. We kept uninvested cash to a minimum. Both of these factors further contributed to the Fund's yield advantage over the CSFB Leveraged Loan Index during the period.

      By the end of July, we had modestly increased the Fund's position in higher quality securities. Overall, however, the Fund retained its strong focus on higher-yielding floating rate loans and floating rate high yield bonds. The Fund's portfolio turnover rate for the period was 49%.


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 5

QUESTIONS & ANSWERS

Q:    How do you intend to manage the Fund in the coming months?

A: Going forward, we remain positive in our view for the U.S. economy and the implications for corporate profits. While we expect a modest slowdown in economic growth, we believe the Federal Reserve Board (the
      Fed) will be successful in engineering what might be characterized as a "soft landing" for the economy, rather than a harder landing, which could spell trouble for consumers and corporations -- and ultimately lead to an underperformance of riskier assets such as floating rate loans. Also, while the Fed raised interest rates three times since the Fund's inception, we expect the Fed to pause in their rate hike campaign at the current 5.25% targeted federal funds rate. We believe that any eventual reduction in the federal funds rate will likely be modest and have only a modest impact on cash yields.

--------------------------------------------------------------------------------
      INVESTMENT TERM

      Soft landing: A term used to describe a rate of economic growth high enough to avoid recession but slow enough to avoid high inflation.
--------------------------------------------------------------------------------

      The major risk to this view and to our current strategy is a deeper economic slowdown than anticipated, which would threaten corporate profits and push prices on riskier assets lower. In that scenario, the Fed may be more aggressively easing short-term rates, thereby reducing the yield offered on floating rate loans at the same time that prices are under some pressure. To counteract this risk, we intend to respond to changes in the economic environment and assess the effect of such changes on our strategy. In the event that the risks to a deeper slowdown increase, for example, we would likely increase the Fund's exposure to higher quality, more defensive securities and simultaneously reduce its allocation to high-yield floating rate loans. We may also choose to upgrade the quality of the Fund's high-yield floating rate loan holdings to more highly-rated, more stable companies that we believe are better positioned for an economic downturn.

      Regardless of economic or market conditions, we will continue to invest in a diversified portfolio of senior secured floating rate loans, as we seek to provide a high level of current income and, as a secondary objective, capital preservation.


------------------------------------------------------------------------------

6 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

INVESTMENTS IN SECURITIES

JULY 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
SENIOR LOANS (88.3%)(j)
------------------------------------------------------------------------------

BORROWER                       COUPON             PRINCIPAL           VALUE(a)
                                RATE               AMOUNT
AEROSPACE & DEFENSE (1.3%)
Axle Tech Intl
   2nd Lien Term Loan
      04-21-13                12.01%             $   500,000        $    501,250
Axle Tech Intl
   Tranche B Term Loan
      10-19-15                 7.49-7.74             500,000             499,375
DRS Technologies
   1st Lien Term Loan
      01-31-13                 6.30-7.00             498,750             500,246
K&F Inds
   Tranche C Term Loan
      11-18-12                 7.40                  990,704             991,328
Transdigm
   Term Loan
      06-21-13                 7.45                1,000,000           1,005,830
                                                                    ------------
Total                                                                  3,498,029
--------------------------------------------------------------------------------

AIRLINES (2.0%)
American Airlines
   Tranche B Term Loan
      12-17-10                 8.33-8.65           1,716,419           1,734,115
Delta Airlines
   1st Lien Tranche B Term Loan
      03-17-08                10.02                2,000,000           2,033,580
United Airlines
   Tranche B Term Loan
      02-01-12                 8.63                  875,000             885,063
US Airways Group
   Term Loan
      03-31-11                 9.00                1,000,000           1,004,250
                                                                    ------------
Total                                                                  5,657,008
--------------------------------------------------------------------------------

AUTOMOTIVE (4.4%)
Collins & Aikman Products
   Tranche B Term Loan
      08-24-07                 8.38-10.25            498,425             498,425

------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)
------------------------------------------------------------------------------

BORROWER                        COUPON            PRINCIPAL           VALUE(a)
                                 RATE              AMOUNT
AUTOMOTIVE (CONT.)
Cooper Standard Auto
   Tranche D Term Loan
      12-23-11                 8.00%             $   497,500        $    499,057
Dana
   Term Loan
      09-03-07                 7.65                1,175,000           1,173,743
Dura Operating
   2nd Lien Term Loan
      05-03-11                 9.11                  500,000             501,665
Goodyear Tire & Rubber
   1st Lien Term Loan
      04-30-10                 6.48                1,000,000             999,500
Goodyear Tire & Rubber
   2nd Lien Term Loan
      04-30-10                 7.95                  500,000             501,625
Hayes Lemmerz Intl
   2nd Lien Term Loan
      06-30-10                11.26-11.59            300,000             302,550
Key Automotive
   Tranche C 2nd Lien Term Loan
      06-30-10                11.23-11.34            297,936             296,571
Mark IV
   1st Lien Term Loan
      06-21-11                 7.88-8.06             900,000             906,003
Mark IV
   2nd Lien Term Loan
      12-21-11                11.13-11.35          1,000,000           1,018,750
Metaldyne
   Tranche D1 Term Loan
      12-31-09                10.00                  499,369             505,112
RJ Tower
   Tranche B Term Loan
      02-02-07                 8.25                1,000,000           1,006,250
Tenneco Automotive
   Term Loan
      12-12-10                 7.19                  947,550             953,178
      12-12-10                 7.35                  416,242             418,323

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 7

------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)
------------------------------------------------------------------------------

BORROWER                        COUPON            PRINCIPAL           VALUE(a)
                                 RATE              AMOUNT
AUTOMOTIVE (CONT.)
TRW Automotive
   Tranche E Term Loan
      10-31-10                 6.75%             $ 1,465,032        $  1,459,993
Visteon
   1st Lien Term Loan
      06-13-13                 8.61                1,000,000             996,250
                                                                    ------------
Total                                                                 12,036,995
--------------------------------------------------------------------------------

BUILDING MATERIALS (2.6%)
Atrium Companies
   Term Loan
      06-21-12                 1.25                   87,529(b,k)         87,639
Atrium Companies
   Tranche B Term Loan
      06-21-12                 8.11-8.25             712,471             712,471
Euramax Holdings
   1st Lien Term Loan
      06-29-12                 8.06                  459,072             460,651
Kyle Acquisitions
   Tranche C Term Loan
      07-20-10                 7.44                  500,000             494,375
Lion Gable Realty
   Term Loan
      09-30-06                 7.10                  961,488             961,661
LNR Property
   Tranche B Term Loan
      07-12-11                 8.11                1,525,000           1,528,431
Nortek
   Term Loan
      08-27-11                 7.40-9.25             997,462             998,958
North Las Vegas
   2nd Lien Term Loan
      05-09-12                12.50                1,000,000           1,005,000
TE/Tousa
   1st Lien Term Loan
      08-01-08                 7.75                1,000,000             993,750
                                                                    ------------
Total                                                                  7,242,936
--------------------------------------------------------------------------------

CHEMICALS (5.6%)
Brenntag
   Term Loan
     01-18-14                  8.08                   98,182              98,918
Brenntag
   Tranche B2 Term Loan
     01-18-14                  8.08                  401,818             403,325

------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)
------------------------------------------------------------------------------

BORROWER                        COUPON            PRINCIPAL           VALUE(a)
                                 RATE              AMOUNT
CHEMICALS (CONT.)
Celanese
   Tranche B Term Loan
      04-06-11                 7.50%             $ 1,397,074        $  1,399,477
Cognis Deutschland
   Tranche B1 Term Loan
      03-31-12                 8.26                  758,612(b)          760,508
Columbian Chemical
   Tranche B Term Loan
      03-16-13                 7.25                1,000,000             997,500
Hexion Specialty Chemical
   Term Loan
      05-05-13                 7.56                1,540,385           1,524,010
Hexion Specialty Chemical
   Tranche C2 Term Loan
      05-05-13                 7.50                  334,615             331,058
Huntsman Intl LLC
   Tranche B Term Loan
      08-16-12                 7.15                1,594,106           1,584,575
Ineos
   Tranche B Term Loan
      12-16-13                 7.34                  500,000             502,915
      12-16-13                 7.34                  300,000(b)          301,749
Ineos
   Tranche C Term Loan
      12-16-14                 7.84                  500,000             503,750
      12-16-14                 7.84                  300,000(b)          302,250
ISP Chemco
   Term Loan
      02-16-13                 6.94-7.38             798,000             797,146
Kraton Polymers
   Term Loan
      05-12-13                 7.44                1,116,195           1,114,108
Lucite Intl
   Term Loan
      07-07-13                 8.24                  324,427(b)          326,050
Lucite Intl
   Tranche B Term Loan
      07-07-13                 8.24                  925,573(b)          930,200
Nalco
   Tranche B Term Loan
      11-04-10                 7.10-7.30           1,000,000             998,060
Northeast Biofuels
   Term Loan
      06-30-13                 8.50                  364,634             363,467

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

8 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)
------------------------------------------------------------------------------

BORROWER                        COUPON            PRINCIPAL           VALUE(a)
                                 RATE              AMOUNT
CHEMICALS (CONT.)
Northeast Biofuels
   Tranche B Term Loan
      06-30-13                11.50%             $   785,366        $    789,293
Rockwood Specialties
   Tranche E Term Loan
      06-24-11                 7.49                  477,676             482,849
Solutia
   Tranche B Term Loan
      03-17-08                 8.72                1,000,000           1,005,000
                                                                    ------------
Total                                                                 15,516,208
--------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (1.8%)
Flowserve
   Tranche B Term Loan
      08-10-12                 7.00-7.25           1,411,667           1,414,137
Nacco Materials
   Term Loan
      03-21-13                 7.17-7.35           1,000,000             995,000
Terex
   Term Loan
      07-14-13                 7.11                1,100,000           1,100,000
United Rentals
   Term Loan
      02-14-11                 7.40                1,243,468           1,244,500
United Rentals
   Tranche B Term Loan
      02-14-11                 5.33                  254,418             254,100
                                                                    ------------
Total                                                                  5,007,737
--------------------------------------------------------------------------------

CONSUMER PRODUCTS (2.7%)
Acco Brands
   Tranche B Term Loan
      08-17-12                 6.94-7.24             634,507             633,714
Central Garden & Pet
   Tranche B Term Loan
      09-30-12                 6.84-6.90             324,188             323,377
Fender Instruments
   1st Lien Term Loan
      03-30-12                 7.87                  256,068             256,068
Fender Musical Instruments
   2nd Lien Term Loan
      09-30-12                 11.12                 500,000             500,315

------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)
------------------------------------------------------------------------------

BORROWER                        COUPON            PRINCIPAL           VALUE(a)
                                 RATE              AMOUNT
CONSUMER PRODUCTS (CONT.)
Natl Bedding
   2nd Lien Term Loan
      08-31-12                10.49%             $   758,063        $    769,434
Rayovac
   Tranche B Term Loan
      02-06-12                 8.08-8.51             945,803             945,566
Sealy Mattress
   Tranche B Term Loan
      04-06-12                 6.98-8.75           1,222,222           1,221,306
Simmons
   Tranche D Term Loan
      12-19-11                 7.13-9.50           1,307,707           1,310,976
Visant
   Tranche C Term Loan
      12-21-11                 7.07                1,441,236           1,446,640
                                                                    ------------
Total                                                                  7,407,396
--------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (5.0%)
Blount Intl
   Tranche B 1st Lien Term Loan
      08-09-10                 7.26                1,000,000           1,005,420
Contech
   Term Loan
      01-31-13                 7.22-7.50           1,294,222           1,294,222
Covalence Specialty Materials
   Tranche B Term Loan
      08-16-13                 8.63                1,500,000           1,510,620
GenTek
   1st Lien Term Loan
      02-28-11                 7.42-7.76           1,316,686           1,322,453
GPX Intl Tire
   Tranche B Term Loan
      04-06-12                 7.90                  997,500             998,747
Hillman Group
   Tranche B 1st Lien Term Loan
      03-31-11                 8.44                1,000,000           1,005,000
Hillman Group
   Tranche B Term Loan
      03-31-11                 8.44                  997,449           1,002,436
Invensys
   Tranche A Term Loan
      12-14-12                 7.50                  527,083(b,c)        527,083

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 9

------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)
------------------------------------------------------------------------------

BORROWER                       COUPON             PRINCIPAL           VALUE(a)
                                RATE               AMOUNT
DIVERSIFIED MANUFACTURING (CONT.)
Invensys
   Tranche B Term Loan
      01-14-11                7.50%              $   622,917(b,c)   $    622,917
Maxim Crane Works LP
   1st Lien Term Loan
      01-28-10                7.37-9.25              209,898             209,768
Rexnord Holdings
   Tranche B Term Loan
      07-21-13                8.00-8.06            1,250,000           1,250,000
Sensus Metering Systems
   Tranche 1 Term Loan
      12-17-10                6.72-7.08              441,373             440,269
Sensus Metering Systems
   Tranche B2 Term Loan
      12-17-10                6.72-6.94               58,627              58,481
Trimas
   Tranche B Term Loan
      12-31-09                9.19-9.25              997,469             999,025
Wastequip
   1st Lien Term Loan
      07-15-11                7.75                   787,242             787,242
Wastequip
   Term Loan
      07-15-11                0.50                   210,785(b,k)        210,785
Westquip
   2nd Lien Term Loan
      07-15-12               11.00                   500,000             500,000
                                                                    ------------
Total                                                                 13,744,468
--------------------------------------------------------------------------------

ELECTRIC (4.1%)
ANP Funding I LLC
   Tranche A 2nd Lien Term Loan
      07-29-10                8.98                 2,174,357           2,182,511
Astoria Generating
   2nd Lien Term Loan
      08-23-13                9.20                 1,000,000           1,011,500
Calpine Generating
   2nd Lien Term Loan
      12-20-07                9.50                 1,000,000           1,012,500
Calpine Generating
   1st Lien Term Loan
      04-01-09                9.10                   500,000             511,160

------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)
------------------------------------------------------------------------------

BORROWER                       COUPON             PRINCIPAL           VALUE(a)
                                RATE               AMOUNT
ELECTRIC (CONT.)
Dynegy Holdings
   Term Loan
      01-31-12                6.97%              $   925,000        $    923,844
Enersys
   Tranche B Term Loan
      03-17-11                7.03-7.59              997,455             999,949
La Paloma
   2nd Lien Term Loan
      08-16-13                8.48                   500,000             499,375
LSP Gen Finance
   2nd Lien Term Loan
      05-04-14                9.00                 1,320,000           1,331,550
LSP Gen Finance
   Term Loan
      05-04-13                7.25                   320,000             318,602
Mirant North America
   Tranche B Term Loan
      01-03-13                7.15                   997,494             991,259
NRG Energy
   Term Loan
      02-01-13                7.50                    92,832              92,948
NRG Energy
   Tranche B Term Loan
      02-01-13                7.23                   406,151             407,462
Reliant Energy
   Term Loan
      04-30-10                7.66                   497,494             496,976
Thermal North America
   Tranche B Term Loan
      10-12-13                7.25                   457,404             455,117
                                                                    ------------
Total                                                                 11,234,753
--------------------------------------------------------------------------------

ENTERTAINMENT (2.6%)
AMC Entertainment
   Term Loan
      01-26-12                7.53                   996,247             999,883
Century Theatres
   Tranche B Term Loan
      03-01-13                7.11                   200,000             200,100
Cinemark USA
   Tranche C Term Loan
      03-31-11                7.19-7.26            1,623,409           1,622,728

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

10 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)
------------------------------------------------------------------------------

BORROWER                       COUPON             PRINCIPAL           VALUE(a)
                                RATE               AMOUNT
ENTERTAINMENT (CONT.)
Hit Entertainment
   2nd Lien Term Loan
      02-26-13               10.95%              $   500,000        $    502,345
Regal Cinemas
   Tranche B Term Loan
      11-10-10                7.07-7.25            1,993,935           1,982,588
Six Flags Theme Parks
   Tranche B Term Loan
      06-30-09                7.41-7.73            1,588,328           1,598,255
Warner Music Group
   Tranche B Term Loan
      02-28-11                7.21-7.51              392,308             392,689
                                                                    ------------
Total                                                                  7,298,588
--------------------------------------------------------------------------------

ENVIRONMENTAL (1.5%)
Allied Waste Inds North America
   Tranche A Term Loan
      01-15-12                5.34                   559,332             556,116
Allied Waste Inds North America
   Tranche AW Term Loan
      01-15-12                6.72-7.27            1,440,668           1,432,860
Duratek
   Tranche B Term Loan
      06-07-13                7.65-7.77              301,887             304,151
EnergySolutions
   Term Loan
      06-07-13                7.62                    31,447              31,682
Energy Solutions LLC
   Tranche B Term Loan
      10-30-11                7.65-7.77              666,667             671,667
EnviroSolutions Real Property
   Tranche B Term Loan
      07-15-12                8.81-9.00              605,931             610,100
Synagro Technologies
   Tranche B Term Loan
      06-21-12                7.76                   371,525             371,525
      06-21-12                7.77                    50,919              50,919
                                                                    ------------
Total                                                                  4,029,020
--------------------------------------------------------------------------------

FOOD AND BEVERAGE (3.6%)
Bumble Bee Seafoods LLC
   Term Loan
      05-02-11                6.90-7.25            1,000,000             997,500

------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)
------------------------------------------------------------------------------

BORROWER                       COUPON             PRINCIPAL           VALUE(a)
                                RATE               AMOUNT
FOOD AND BEVERAGE (CONT.)
Chiquita Brands LLC
   Tranche C Term Loan
      06-28-12                7.65%              $ 1,343,257        $  1,342,693
Constellation Brands
   Tranche B Term Loan
      05-31-13                6.75-7.00            1,038,889           1,040,967
Del Monte
   Tranche B Term Loan
      02-08-12                7.00-7.07            1,496,250           1,503,357
Fresh Start Bakeries
   Tranche B Term Loan
      06-27-13                7.75-7.88            1,000,000           1,000,000
OSI Group
   Term Loan
      12-15-11                7.25                   989,924             986,212
Restaurant Company
   Tranche B Term Loan
      05-03-13                7.90-8.01            1,000,000           1,003,750
THL Food Products
   Term Loan
      11-21-10                7.03-7.55              638,926             642,121
United Agricultural Products
   Term Loan
      06-01-12                7.52                 1,025,000           1,025,000
William Bolthouse Farms
   Tranche B Term Loan
      12-02-12                7.81                   497,500             500,301
                                                                    ------------
Total                                                                 10,041,901
--------------------------------------------------------------------------------

GAMING (3.4%)
Ameristar Casinos
   Tranche B Term Loan
      11-10-12                6.73                 2,091,994           2,095,488
BLB Worldwide Holdings
   1st Lien Term Loan
      08-23-11                6.99                   994,975             997,044
CCM Merger
   Tranche B Term Loan
      04-25-12                7.21-7.49            1,201,562           1,195,253
MGM Holdings II
   Tranche A Term Loan
      04-08-11                7.75                   976,190             975,702
Penn Natl Gaming
   Tranche B Term Loan
      10-03-12                6.91-7.25              497,494             497,907

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 11

------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)
------------------------------------------------------------------------------

BORROWER                       COUPON             PRINCIPAL           VALUE(a)
                                RATE               AMOUNT
GAMING (CONT.)
Pinnacle Entertainment
   Tranche B Term Loan
      12-14-11                7.40%              $   500,000        $    500,000
Venetian Casino Resort
   Term Loan
      06-15-11                7.24                   170,940(b)          170,655
Venetian Casino Resort
   Tranche B Term Loan
      06-15-11                7.24                   829,060(b)          828,156
Venetian Macao
   Tranche B Term Loan
      05-23-13                8.02                 1,250,000           1,251,825
Wynn Las Vegas LLC
   Term Loan
      12-14-11                7.55                 1,000,000           1,000,630
                                                                    ------------
Total                                                                  9,512,660
--------------------------------------------------------------------------------

GAS PIPELINES (0.7%)
El Paso
   Term Loan
      07-31-11                5.47                   475,000(b)          475,000
EPCO Holdings
   Tranche A Term Loan
      08-18-08                6.97-7.24              965,436             965,735
EPCO Holdings
   Tranche C Term Loan
      08-18-10                7.22-7.49              430,000             431,918
                                                                    ------------
Total                                                                  1,872,653
--------------------------------------------------------------------------------

HEALTH CARE (6.1%)
AGA Medical
   Tranche B Term Loan
      04-28-13                7.38                 1,273,240           1,272,450
AMN Healthcare Services
   Term Loan
      11-02-11                7.50                 1,204,229           1,204,229
Community Health Systems
   Term Loan
      08-19-11                6.97                 1,748,096           1,746,540
DaVita
   Tranche B Term Loan
      10-05-12                7.11-7.69            1,114,633           1,115,647

------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)
------------------------------------------------------------------------------

BORROWER                       COUPON             PRINCIPAL           VALUE(a)
                                RATE               AMOUNT
HEALTH CARE (CONT.)
DJ Orthopedics LLC
   Tranche B Term Loan
      04-07-13                6.94-7.06%         $   997,500        $    991,894
Fresenius Medical Care
   Tranche B Term Loan
      03-31-13                6.78-6.87              324,188             321,014
Hanger Orthopedics Group
   Tranche B Term Loan
      09-30-09                8.00                 1,000,000           1,002,500
Healthsouth
   Tranche B Term Loan
      03-10-13                8.52                 1,000,000             998,130
IASIS Healthcare
   Tranche B Term Loan
      06-30-11                7.73-7.75              497,462             500,924
LifePoint Hospitals
   Tranche B Term Loan
      04-15-12                6.91                 2,000,000           1,990,619
Matria Healthcare
   Tranche B Term Loan
      01-19-07                7.44-7.75              338,045             336,355
Matria Healthcare
   Tranche C Term Loan
      01-19-07                7.44                   147,436             145,777
Natl Mentor Holding
   Term Loan
      06-29-13                5.35                    84,945              85,050
Natl Mentor Holding
   Tranche B Term Loan
      06-29-13                8.01                 1,415,055           1,417,716
Per-Se Technologies
   Tranche B Term Loan
      01-06-13                7.68-7.75              354,023             354,023
Quintiles Transnational
   2nd Lien Term Loan
      03-31-14                9.50                 1,000,000           1,012,080
Sheridan Healthcare
   Term Loan
      11-09-10                7.66-8.01              486,842             494,145
Skilled Healthcare
   Tranche B 1st Lien Term Loan
      06-15-12                7.78                   397,990             400,645

 See accompanying notes to investments in securities.


------------------------------------------------------------------------------

12 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)
------------------------------------------------------------------------------

BORROWER                       COUPON             PRINCIPAL           VALUE(a)
                                RATE               AMOUNT
HEALTH CARE (CONT.)
US Oncology Holdings
   Tranche C Term Loan
      08-20-11                7.94%              $ 1,000,000        $  1,003,750
Vanguard Health Systems
   Term Loan
      09-23-11                7.75-7.87              398,003             397,505
                                                                    ------------
Total                                                                 16,790,993
--------------------------------------------------------------------------------

HOME CONSTRUCTION (0.9%)
Mattamy Funding Partnership
   Tranche B Term Loan
      04-11-13                7.48                 1,000,000             999,999
Rhodes Ranch
   1st Lien Term Loan
      11-21-10                8.75                   474,359             474,359
Standard Pacificorp
   Tranche B Term Loan
      05-05-13                6.67                   950,000             929,813
                                                                    ------------
Total                                                                  2,404,171
--------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.8%)
LSP Kendall Energy
   Tranche B Term Loan
      10-07-13                7.50                   488,988             485,321
Primary Energy Finance LLC
   Tranche B Term Loan
      08-24-12                7.40                   858,683             859,224
Riverside Energy Center
   Term Loan
      06-22-11                9.74                   280,793             287,813
Rocky Mountain Energy Center
   Term Loan
      06-22-11                9.38                   195,295             200,177
Rocky Mountain Energy Center
   Tranche D Term Loan
      06-24-11                5.03                   22,441               23,002
W&T Offshore
   Tranche B Term Loan
      07-01-10                7.52                   425,000(b)          424,737
                                                                    ------------
Total                                                                  2,280,274
--------------------------------------------------------------------------------

LIFE INSURANCE (0.4%)
Conseco
   1st Lien Term Loan
      06-22-10                7.12                 1,227,927           1,225,373
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)
------------------------------------------------------------------------------

BORROWER                       COUPON             PRINCIPAL           VALUE(a)
                                RATE               AMOUNT
MEDIA CABLE (5.4%)
Cebridge
   Tranche B Term Loan
      11-05-13                7.42%              $   850,000        $    843,778
Charter Communications
   Tranche B Term Loan
      04-27-13                8.13                   948,731             949,329
CSC Holdings
   Tranche B Term Loan
      03-29-13                6.88-7.26            2,518,688           2,503,524
Direct TV Holdings
   Tranche B Term Loan
      04-13-13                6.90                 1,382,801           1,380,561
Insight Midwest
   Tranche B Term Loan
      12-31-09                7.44                 1,281,688           1,284,290
MCC Iowa LLC
   Tranche D Term Loan
      01-31-15                6.91                 1,000,000             995,830
Mediacom Illinois LLC
   Tranche C Term Loan
      01-31-15                6.90-7.37            1,000,000             995,750
NTL Telewest
   Term Loan
      01-10-12                7.47                 1,500,000(b)        1,504,695
Olympus Cable Holdings LLC
   Tranche B Term Loan
      09-30-10               10.25                 1,773,900           1,701,365
Quebecor Media
   Tranche B Term Loan
      01-17-13                7.51                 1,894,241(c)        1,899,772
UPC Financing Partnership
   Tranche J2 Term Loan
      03-29-13                7.64                   387,500             386,562
UPC Financing Partnership
   Tranche K2 Term Loan
      12-31-13                7.64                   387,500             386,419
                                                                    ------------
Total                                                                 14,831,875
--------------------------------------------------------------------------------

MEDIA NON CABLE (5.4%)
Adams Outdoor Advertising
   Tranche B Term Loan
      07-01-12                6.96-7.27              174,118             174,118
American Media Operation
   Term Loan
      01-31-13                8.12                   500,000             502,500

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 13

------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)
------------------------------------------------------------------------------

BORROWER                        COUPON            PRINCIPAL           VALUE(a)
                                 RATE               AMOUNT
MEDIA NON CABLE (CONT.)
Cenveo
   Tranche B Term Loan
     06-21-13                  7.44%             $ 1,000,000        $  1,001,250
CMP Susquehanna
   Term Loan
     05-05-13                  7.25-7.38             478,571(b)          477,677
     05-05-13                  7.25-7.38             985,714             983,871
Cumulus Media
   Tranche B Term Loan
     07-07-13                  7.33-7.63           1,250,000           1,250,525
Dex Media West LLC
   Tranche B Term Loan
     03-09-10                  6.67-7.00             976,655             970,248
Gate House Media
   1st Lien Term Loan
     12-07-13                  7.59                1,000,000             997,920
Gray Television
   Tranche B Term Loan
     11-22-12                  7.01                  748,120             746,018
Gray Television
   Tranche B1 Term Loan
     05-22-13                  7.00                  748,120             744,380
NextMedia
   2nd Lien Term Loan
     11-15-13                 10.01                  500,000             503,750
NextMedia
   Term Loan
     11-15-12                  7.13                  151,058             150,398
     11-15-12                  7.37                  339,880             338,324
Panamsat
   Tranche B Term Loan
     12-03-13                  8.01                1,500,000           1,504,590
Philadelphia Newspapers LLC
   Tranche B Term Loan
     06-29-13                  8.09                1,250,000           1,252,350
RH Donnelly
   Tranche B2 Term Loan
     06-30-11                  6.72-7.01             994,832             986,545
Spanish Broadcasting System
   Tranche B 1st Lien Term Loan
     06-11-12                  7.25                1,489,869           1,484,282
Van Wagner
   Term Loan
     07-28-13                   .00                1,000,000(b)        1,000,000
                                                                    ------------
Total                                                                 15,068,746
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)
------------------------------------------------------------------------------

BORROWER                        COUPON            PRINCIPAL           VALUE(a)
                                 RATE               AMOUNT
METALS (0.6%)
Jarden
   Tranche B1 Term Loan
     01-24-12                  7.50%             $   748,102        $    747,032
Mueller Group
   Tranche B Term Loan
     10-03-12                  7.47                  997,250(b)        1,000,491
                                                                    ------------
Total                                                                  1,747,523
--------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (1.0%)
Infrastrux Group
   1st Lien Term Loan
     05-08-12                  8.38                  259,737             259,088
Infrastrux Group
   2nd Lien Term Loan
     05-05-13                 11.88                1,263,600           1,285,713
Sedgwick CMS Holdings
   Term Loan
     01-31-13                  7.43-7.50           1,246,244           1,241,047
                                                                    ------------
Total                                                                  2,785,848
--------------------------------------------------------------------------------

OIL FIELD SERVICES (3.2%)
Alon USA
   Term Loan
     06-30-13                  7.98                1,500,000(b)        1,507,500
Chart Holdings
   1st Lien Term Loan
     10-17-12                  7.44-7.56             166,865             166,865
Complete Production Services
   Tranche B Term Loan
     09-12-12                  7.66                  289,044             289,405
DHS Drilling
   Term Loan
     05-04-12                  1.00                  250,000(b,k)        249,375
     05-04-12                  8.28-8.39             750,000             748,125
Dresser
   Tranche C Term Loan
     04-10-09                  7.90                  471,053             474,977
Helix Energy Solutions Group
   Tranche B Term Loan
     07-01-13                  7.35-7.64           1,300,000           1,298,375
Key Energy Group
   Tranche B Term Loan
     06-30-12                  8.90                1,053,475           1,056,772
Niska Gas Storage US
   Term Loan
     05-13-11                  7.03                   95,216              94,978

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

14 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)
------------------------------------------------------------------------------

BORROWER                        COUPON            PRINCIPAL           VALUE(a)
                                 RATE               AMOUNT
OIL FIELD SERVICES (CONT.)
Niska Gas Storage
   Term Loan
     05-13-11                  7.03%             $   498,807        $    497,560
     05-13-11                  7.03                   90,909              90,682
     05-13-11                  0.00                   63,636(b,k)         63,398
Power Well Services
   Tranche B Term Loan
     07-30-10                  8.21                1,000,000           1,000,000
Universal Compression
   Tranche B Term Loan
     02-15-12                  7.00                  208,692             209,126
Venoco
   2nd Lien Term Loan
     04-28-11                  9.75-10.00          1,000,000           1,005,630
                                                                    ------------
Total                                                                  8,752,768
--------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (1.0%)
Ameritrade Holding
   Tranche B Term Loan
     12-31-12                  6.90                  997,500             994,637
JG Wentworth
   Tranche B Term Loan
     04-12-11                  9.01                1,000,000           1,000,000
NASDAQ Stock Market
   Tranche B Term Loan
     05-19-12                  6.97-7.25             410,448             409,807
NASDAQ Stock Market
   Tranche C Term Loan
     05-19-12                  6.83-7.25             237,927             237,780
                                                                    ------------
Total                                                                  2,642,224
--------------------------------------------------------------------------------

OTHER INDUSTRY (1.0%)
Alliance Laundry
   Term Loan
     01-27-12                  7.60                1,247,246           1,250,363
Dresser-Rand Group
   Tranche B Term Loan
     10-29-10                  6.78-7.62             691,661             695,410
Education Management
   Tranche B Term Loan
     06-01-13                  8.06                  825,000             828,779
                                                                    ------------
Total                                                                  2,774,552
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)
------------------------------------------------------------------------------

BORROWER                        COUPON            PRINCIPAL           VALUE(a)
                                 RATE               AMOUNT
OTHER UTILITY (0.5%)
BRSP LLC
   Term Loan
     07-13-09                  8.58%             $ 1,450,000        $  1,450,000
--------------------------------------------------------------------------------

PACKAGING (2.0%)
Berry Plastics
   Tranche B Term Loan
     12-02-11                  7.15                  484,846             484,036
Bluegrass Container
   2nd Lien Term Loan
     06-30-13                 10.40                  378,788             381,943
Bluegrass Container
   Tranche B Term Loan
     06-30-13                  7.65                  769,697             772,460
Bluegrass Container
   Tranche B Term Loan
     06-30-13                  0.50                  230,303(b,k)        231,130
Bluegrass Container
   Tranche DD 2nd Lien Term Loan
     06-30-13                  0.50                  121,212(b,k)        122,424
Bway
   Tranche B Term Loan
     07-17-13                  9.00                1,250,000           1,250,788
Graham Packaging
   Tranche B Term Loan
     10-07-11                  7.81                  498,734             499,672
Graham Packaging
   Tranche C 2nd Lien Term Loan
     04-07-12                  9.75                  357,143             360,268
Solo Cup
   2nd Lien Term Loan
     03-31-12                  9.66                1,000,000           1,007,500
White Birch Paper
   1st Lien Term Loan
     04-07-12                  8.75                  497,486             503,082
                                                                    ------------
Total                                                                  5,613,303
--------------------------------------------------------------------------------

PAPER (1.6%)
Boise Cascade LLC
   Tranche D Term Loan
     10-28-11                  7.16-7.25             847,943             849,003
Crown Americas LLC
   Tranche B Term Loan
     11-15-12                  6.95                  500,000             500,000

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 15

------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)
------------------------------------------------------------------------------

BORROWER                        COUPON            PRINCIPAL           VALUE(a)
                                 RATE               AMOUNT
PAPER (CONT.)
Georgia Pacific
   2nd Lien Term Loan
     12-23-13                  8.30%             $ 1,500,000        $  1,511,969
Merrill
   Term Loan
     05-15-11                  7.65-7.75             298,500             298,999
NewPage
   Tranche B 1st Lien Term Loan
     05-02-11                  8.50                  385,113             386,076
Smurfit Stone Container
   Tranche C1 Term Loan
     11-01-11                  7.63                  793,452             796,182
                                                                    ------------
Total                                                                  4,342,229
--------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.3%)
USI Holdings
   Tranche B Term Loan
     03-24-08                  7.75                  800,000             806,000
--------------------------------------------------------------------------------

RAILROADS (0.2%)
Kansas City Southern Railway
   Term Loan
     04-28-13                  6.75-7.25             456,779             457,921
--------------------------------------------------------------------------------

REITS (0.6%)
Capital Automotive REIT
   Tranche B Term Loan
     12-16-10                  7.10                1,751,518           1,750,064
--------------------------------------------------------------------------------

RESTAURANTS (2.0%)
Arby's Restaurant Group
   Term Loan
     07-25-12                  7.74-7.75             437,964             437,417
Burger King
   Tranche B1 Term Loan
     06-30-12                  7.00                1,228,973           1,224,364
Cracker Barrel
   Tranche B Term Loan
     05-13-13                  6.63                  800,544             794,140
Dennys
   1st Lien Term Loan
     09-21-09                  8.19-8.75             485,107             485,714
Dominos
   Tranche B Term Loan
     06-25-10                  6.88-7.00           1,240,440           1,241,469

------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)
------------------------------------------------------------------------------

BORROWER                        COUPON            PRINCIPAL           VALUE(a)
                                 RATE               AMOUNT
RESTAURANTS (CONT.)
El Pollo Loco
   Term Loan
     11-18-11                  8.22%             $   497,500        $    497,500
NPC Intl
   Tranche B Term Loan
     05-03-13                  6.88-7.10             916,667             909,223
                                                                    ------------
Total                                                                  5,589,827
--------------------------------------------------------------------------------

RETAILERS (3.1%)
Advance Auto Parts
   Term Loan
     09-30-10                  7.00                  369,100(b)          369,100
Advance Auto Parts
   Tranche B Term Loan
     09-30-10                  7.01                  621,163(b)          620,386
Buhrmann U.S.
   Tranche D1 Term Loan
     12-30-10                  6.88-7.15             997,455             994,962
Jean Coutu
   Tranche B Term Loan
     07-30-11                  7.63-8.00           1,607,989           1,608,713
Neiman Marcus
   1st Lien Term Loan
     04-04-13                  7.77                  400,000             402,800
Niagara Acquisition
   Tranche B Term Loan
     02-11-12                  7.50                  497,481             497,068
Pep Boys
   Term Loan
     01-27-11                  8.21                  498,750             501,867
Sport Authority
   Term Loan
     05-03-13                  7.75                  750,000             744,060
The Pantry
   Tranche B Term Loan
     01-02-12                  7.15                  498,747             498,747
Toys "R" Us
   Tranche B Term Loan
     07-19-12                  9.62                1,500,000           1,512,495
TravelCenters of America
   Tranche C Term Loan
     12-01-11                  6.86-7.25             796,000             796,995
                                                                    ------------
Total                                                                  8,547,193
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

16 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)
------------------------------------------------------------------------------

BORROWER                        COUPON            PRINCIPAL           VALUE(a)
                                 RATE               AMOUNT
SUPERMARKETS (0.3%)
Supervalu
   Tranche B Term Loan
      06-02-12                7.06%              $   698,250        $    695,520
--------------------------------------------------------------------------------

TECHNOLOGY (2.2%)
Affiliated Computer Services
   Tranche B Term Loan
      03-20-13                7.40                   895,500             895,688
Infor Global Solutions
   Term Loan
      05-08-12                9.22                 1,000,000(b)        1,000,000
Nuance Communication
   Term Loan
      03-31-13                7.40                   997,500             986,278
Semiconductor
   Tranche H Term Loan
      12-15-11                7.75                   997,493             999,159
Sensata Technologies
   Term Loan
      04-27-13                6.86                 1,000,000             993,040
Solar Capital
   Term Loan
      02-11-13                7.66                   298,492             299,588
Verifone
   Tranche B Term Loan
      06-30-11                6.88                   821,668             821,159
                                                                    ------------
Total                                                                  5,994,912
--------------------------------------------------------------------------------

TEXTILE (0.8%)
St John Knits
   Tranche B Term Loan
      03-23-12                7.75                 1,226,199           1,228,504
William Carter
   Term Loan
      07-14-12                6.76-6.99              972,693             970,262
                                                                    ------------
Total                                                                  2,198,766
--------------------------------------------------------------------------------

TOBACCO (1.0%)
Alliance One Intl
   Tranche B Term Loan
      05-13-10                8.99                   789,758             793,706
Commonwealth Brands
   Tranche B Term Loan
      12-15-12                7.44-7.75            1,016,117           1,019,928
Reynolds American
   Term Loan
      05-31-12                7.19-7.31            1,025,000           1,029,161
                                                                    ------------
Total                                                                  2,842,795
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)
------------------------------------------------------------------------------

BORROWER                        COUPON            PRINCIPAL           VALUE(a)
                                 RATE               AMOUNT
TRANSPORTATION SERVICES (0.7%)
Hertz
   Term Loan
      12-21-12                5.42%              $   111,217        $    111,828
Hertz
   Tranche B Term Loan
      12-21-12                7.41-7.69              885,847             890,117
Vanguard Car Rental
   Tranche B Term Loan
      06-14-13                8.32                 1,000,000             999,690
                                                                    ------------
Total                                                                  2,001,635
--------------------------------------------------------------------------------

WIRELESS (3.3%)
Centennial Cellular Operating LLC
   Tranche C Term Loan
      02-09-11                7.23-7.75              500,000             501,325
Consolidated Communications
   Tranche D Term Loan
      10-14-11                7.17-7.50            1,506,625           1,512,275
Cricket Communications
   Tranche B Term Loan
      06-16-13                8.25                 1,000,000           1,005,630
Crown Castle Operating
   Tranche B Term Loan
      06-01-14                7.65                 1,000,000           1,003,750
Madison River Capital LLC
   Tranche B1 Term Loan
      07-29-12                7.73                 1,500,000           1,500,000
Ntelos
   1st Lien Tranche B Term Loan
      08-24-11                7.65                 1,218,904           1,216,430
Paetec Communications
   2nd Lien Term Loan
      06-30-13                12.88-12.94          1,000,000           1,014,380
Windstream
   Tranche B Term Loan
      07-17-13                7.26                 1,500,000           1,504,290
                                                                    ------------
Total                                                                  9,258,080
--------------------------------------------------------------------------------

WIRELINES (2.6%)
Alaska Communications System
   Tranche B2 1st Lien Term Loan
      02-01-12                7.25                   250,000             249,063
Alaska Communications
   Term Loan
      02-01-12                7.25                   500,000             498,750
Cincinnati Bell
   Tranche B Term Loan
      08-31-12                6.66-6.93              997,487             992,809

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 17

------------------------------------------------------------------------------
SENIOR LOANS (CONTINUED)
------------------------------------------------------------------------------

BORROWER                        COUPON            PRINCIPAL           VALUE(a)
                                 RATE               AMOUNT
WIRELINES (CONT.)
Fairpoint Communications
   Term Loan
      02-15-12                7.25%              $   500,000        $    497,000
Iowa Telecommunications
   Tranche B Term Loan
      11-30-11                7.15-7.25              750,000             749,625
      11-30-11                7.15-7.25              500,000(b)          499,750
Level 3 Communications
   Term Loan
      12-01-11                8.41                 1,000,000           1,001,250
Qwest
   Tranche A Term Loan
      06-30-07               12.00                 2,000,000           2,029,380
Time Warner Telecom Holdings
   Tranche B Term Loan
      11-30-10                7.82-8.00              731,288             735,251
                                                                    ------------
Total                                                                  7,252,878
--------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $244,809,595)                                                $244,205,822
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (9.7%)
------------------------------------------------------------------------------

ISSUER                          COUPON            PRINCIPAL           VALUE(a)
                                 RATE               AMOUNT
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (1.3%)
U.S. Treasury Inflation-Indexed Bond
      01-15-07                3.38%              $ 3,833,760(h)     $  3,839,900
--------------------------------------------------------------------------------

ASSET-BACKED (0.3%)
Citibank Credit Card Issuance Trust
   Series 2006-B1 Cl B1
      03-07-11                5.45                   250,000(i)          250,196
Countrywide Asset-backed Ctfs
   Series 2006-4 Cl 1A1M
      07-25-36                5.65                   236,253(i)          236,498
Providian Gateway Master Trust
   Series 2004-AA Cl C
      03-15-11                6.27                   230,000(d,i)        231,186
                                                                    ------------
Total                                                                    717,880
--------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (0.1%) (f)
Banc of America Large Loan
   Series 2006-LAQ Cl F
      02-09-21                5.79                   243,726(d,i)        244,587
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                          COUPON             PRINCIPAL           VALUE(a)
                                 RATE               AMOUNT
MORTGAGE-BACKED (2.4%) (f)
American Home Mtge Assets
   Collateralized Mtge Obligation
   Series 2006-2 Cl 2A2
      09-25-46                5.62%               $1,500,000(e)     $  1,500,000
American Home Mtge Assets
   Collateralized Mtge Obligation
   Series 2006-3 Cl 3A2
      10-25-46                5.66                 1,500,000(e)        1,500,000
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-OA8 Cl 1A2
      07-25-46                5.62                   996,829(i)          997,901
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2006-OA5 Cl 2A2
      04-25-46                5.69                   491,301(e)          492,080
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2005-16 Cl 3A1B
      01-19-36                5.71                 1,002,296(e)        1,003,390
Residential Accredit Loans
   Collateralized Mtge Obligation
   Series 2006-QO6 Cl A2
      06-25-46                5.62                 1,497,445(i)        1,497,888
                                                                    ------------
Total                                                                  6,991,259
--------------------------------------------------------------------------------

BUILDING MATERIALS (0.2%)
Ainsworth Lumber
      04-01-13                9.50                   500,000(c,d,i)      450,000
Scranton Products
   Sr Unsecured
      07-01-12               12.39                   125,000(d,i)        127,500
                                                                    ------------
Total                                                                    577,500
--------------------------------------------------------------------------------

CHEMICALS (1.0%)
BCI US Finance/Borden 2
      07-15-10               11.01                   875,000(d,i)        892,500
Huntsman Intl LLC
      07-01-09               10.13                 1,000,000           1,015,000
Nova Chemicals
   Sr Unsecured
      11-15-13                8.41                   875,000(c,i)        883,750
                                                                    ------------
Total                                                                  2,791,250
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

18 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON               PRINCIPAL           VALUE(a)
                               RATE                  AMOUNT
ENTERTAINMENT (0.3%)
AMC Entertainment
      08-15-10                9.42%              $   250,000(i)     $    257,813
Universal City Florida Holdings I/II
   Sr Nts
      05-01-10                9.90                   500,000(i)          513,750
                                                                    ------------
Total                                                                    771,563
--------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.1%)
Nutro Products
   Sr Nts
      10-15-13                9.23                   195,000(d,i)        199,875
--------------------------------------------------------------------------------

GAMING (0.1%)
Wheeling Island Gaming
      12-15-09                10.13                  250,000             258,125
--------------------------------------------------------------------------------

HEALTH CARE (0.7%)
Healthsouth
   Sr Nts
      06-15-14                11.42                1,125,000(d,i)      1,085,625
Select Medical
      09-15-15                10.82                  500,000(d,i)        447,500
US Oncology
   Sr Nts
      03-15-15                10.32                  500,000(i)          508,125
                                                                    ------------
Total                                                                  2,041,250
--------------------------------------------------------------------------------

LODGING (0.3%)
Felcor Lodging LP
   Sr Nts
      06-01-11                9.57                   800,000(i)          821,000
--------------------------------------------------------------------------------

MEDIA CABLE (0.3%)
CCO Holdings LLC/Capital
   Sr Nts
      12-15-10                9.45                   500,000(i)          516,250
Echostar DBS
   Sr Nts
      10-01-08                8.76                   250,000(i)          253,438
                                                                    ------------
Total                                                                    769,688
--------------------------------------------------------------------------------

MEDIA NON CABLE (0.6%)
Intelsat Subsidiary Holding
      01-15-12                10.48                  750,000(c,i)        761,250
Primedia
   Sr Nts
      05-15-10                10.55                  750,000(i)          765,000
                                                                    ------------
Total                                                                  1,526,250
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON              PRINCIPAL           VALUE(a)
                               RATE                 AMOUNT
OIL FIELD SERVICES (0.2%)
Dresser
      04-15-11                10.13%             $   250,000        $    254,375
Parker Drilling
   Sr Nts
      09-01-10                9.98                   250,000(i)          255,000
                                                                    ------------
Total                                                                    509,375
--------------------------------------------------------------------------------

PAPER (0.2%)
Boise Cascade LLC
      10-15-12                 8.38                  250,000(i)          250,000
NewPage
   Secured
      05-01-12                11.40                  250,000(i)          270,000
                                                                    ------------
Total                                                                    520,000
--------------------------------------------------------------------------------

RETAILERS (0.1%)
United Auto Group
      03-15-12                9.63                   250,000             260,625
--------------------------------------------------------------------------------

TEXTILE (0.4%)
Levi Strauss & Co
   Sr Unsub
      04-01-12                10.26                1,000,000(i)        1,025,000
--------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.2%)
Avis Budget Car Rental
   Sr Nts
      05-15-14                7.58                   550,000(d,i)        554,125
--------------------------------------------------------------------------------

WIRELESS (0.4%)
Centennial Communications
   Sr Nts
      01-01-13                11.26                1,000,000(i)        1,030,000
--------------------------------------------------------------------------------

WIRELINES (0.5%)
Qwest Communications Intl
      02-15-09                8.67                   250,000(i)          254,688
Time Warner Telecom Holdings
   Secured
      02-15-11                9.17                 1,125,000(i)        1,139,062
                                                                    ------------
Total                                                                  1,393,750
--------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $26,902,674)                                                 $ 26,843,002
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 19

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (4.1%)
------------------------------------------------------------------------------

ISSUER                        EFFECTIVE             AMOUNT            VALUE(a)
                                YIELD             PAYABLE AT
                                                   MATURITY
COMMERCIAL PAPER
Chesham Finance LLC
      08-01-06                5.30%              $ 3,000,000        $  2,999,558
Deer Valley Funding LLC
      08-01-06                5.34                 5,000,000           4,999,258
Ebury Finance LLC
      08-08-06                5.32                 2,000,000           1,997,640
Solitaire Funding LLC
      10-23-06                5.32                 1,300,000(g)        1,284,055
--------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $11,282,709)                                                 $ 11,280,511
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $282,994,978)(l)                                             $282,329,335
================================================================================

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At July 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $14,597,545.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2006, the value of foreign securities represented 1.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, the value of these securities amounted to $4,232,898 or 1.5% of net assets.

(e) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2006.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.


------------------------------------------------------------------------------

20 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
------------------------------------------------------------------------------

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, the value of these securities amounted to $1,284,055 or 0.5% of net assets.

(h) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2006.

(j) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(k) At July 31, 2006, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreements. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement. At July 31, 2006 these rates range from 7.24%-10.35%.

      Atrium                                                            $      87,529
      Bluegrass Container                                                     351,515
      DHS Drilling                                                            250,000
      Niska Gas Storage                                                        63,636
      Wastequip                                                               210,785
      --------------------------------------------------------------------------------
      Total                                                             $     963,465
      --------------------------------------------------------------------------------

(l) At July 31, 2006, the cost of securities for federal income tax purposes was $282,994,978 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                           $     415,362
      Unrealized depreciation                                              (1,081,005)
      --------------------------------------------------------------------------------
      Net unrealized depreciation                                       $    (665,643)
      --------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 21

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2006

ASSETS
Investments in securities, at value (Note 1)
   (identified cost $282,994,978)                                                                       $  282,329,335
Cash in bank on demand deposit                                                                               3,446,860
Capital shares receivable                                                                                    3,923,346
Accrued interest receivable                                                                                  1,933,673
Receivable for investment securities sold                                                                      657,212
-----------------------------------------------------------------------------------------------------------------------
Total assets                                                                                               292,290,426
-----------------------------------------------------------------------------------------------------------------------

LIABILITIES

Dividends payable to shareholders                                                                              244,115
Capital shares payable                                                                                             500
Payable for investment securities purchased                                                                    687,444
Payable for securities purchased on a forward-commitment basis (Note 1)                                     14,597,545
Accrued investment management services fee                                                                      13,741
Accrued distribution fee                                                                                         6,189
Accrued transfer agency fee                                                                                        954
Accrued administrative services fee                                                                              1,577
Other accrued expenses                                                                                         128,128
-----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                           15,680,193
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                      $  276,610,233
=======================================================================================================================

REPRESENTED BY

Capital stock -- $.01 par value (Note 1)                                                                $      275,283
Additional paid-in capital                                                                                 276,624,858
Undistributed net investment income                                                                              7,198
Accumulated net realized gain (loss) (Note 6)                                                                  368,537
Unrealized appreciation (depreciation) on investments                                                         (665,643)
-----------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                                $  276,610,233
=======================================================================================================================
Net assets applicable to outstanding shares:                              Class A                       $  188,670,468
                                                                          Class B                       $   22,712,533
                                                                          Class C                       $    6,246,038
                                                                          Class I                       $   58,941,954
                                                                          Class Y                       $       39,240
Net asset value per share of outstanding capital stock:                   Class A shares   18,775,287   $        10.05
                                                                          Class B shares    2,260,218   $        10.05
                                                                          Class C shares      621,541   $        10.05
                                                                          Class I shares    5,867,379   $        10.05
                                                                          Class Y shares        3,906   $        10.05
-----------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

22 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM FEB. 16, 2006* TO JULY 31, 2006

INVESTMENT INCOME
Income:
Interest                                                                              $ 4,813,267
--------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                        412,667
Distribution fee
   Class A                                                                                123,623
   Class B                                                                                 35,196
   Class C                                                                                  9,352
Transfer agency fee                                                                        19,176
Incremental transfer agency fee
   Class A                                                                                  1,592
   Class B                                                                                    601
   Class C                                                                                     91
Service fee -- Class Y                                                                         12
Administrative services fees and expenses                                                  46,916
Compensation of board members                                                               3,780
Custodian fees                                                                             19,800
Printing and postage                                                                       35,100
Registration fees                                                                         101,842
Audit fees                                                                                 48,000
Other                                                                                       2,030
--------------------------------------------------------------------------------------------------
Total expenses                                                                            859,778
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)      (189,808)
--------------------------------------------------------------------------------------------------
                                                                                          669,970
   Earnings and bank fee credits on cash balances (Note 2)                                 (1,342)
--------------------------------------------------------------------------------------------------
Total net expenses                                                                        668,628
--------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                         4,144,639
--------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET

Net realized gain (loss) on security transactions (Note 3)                                366,692
Net change in unrealized appreciation (depreciation) on investments                      (644,402)
--------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                           (277,710)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                       $ 3,866,929
==================================================================================================

*     When shares became publicly available.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 23

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD FROM FEB. 16, 2006* TO JULY 31, 2006

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                                       $    4,144,639
Net realized gain (loss) on investments                                                      366,692
Net change in unrealized appreciation (depreciation) on investments                         (644,402)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                            3,866,929
------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                             (3,008,668)
      Class B                                                                               (198,624)
      Class C                                                                                (49,254)
      Class I                                                                               (916,149)
      Class Y                                                                                   (725)
------------------------------------------------------------------------------------------------------
Total distributions                                                                       (4,173,420)
------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales
   Class A shares (Note 2)                                                               199,674,006
   Class B shares                                                                         25,505,651
   Class C shares                                                                          6,268,117
   Class I shares                                                                         59,632,340
   Class Y shares                                                                             28,910
Reinvestment of distributions at net asset value
   Class A shares                                                                          1,604,014
   Class B shares                                                                            165,483
   Class C shares                                                                             39,301
   Class I shares                                                                            860,643
   Class Y shares                                                                                424
Payments for redemptions
   Class A shares                                                                        (62,483,526)
   Class B shares (Note 2)                                                                (2,929,107)
   Class C shares (Note 2)                                                                   (59,307)
   Class I shares                                                                         (1,454,550)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                        226,852,399
------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                  226,545,908
Net assets at beginning of period (Note 1)                                                50,064,325**
------------------------------------------------------------------------------------------------------
Net assets at end of period                                                           $  276,610,233
======================================================================================================
Undistributed net investment income                                                   $        7,198
------------------------------------------------------------------------------------------------------

 *    When shares became publicly available.

** Initial capital of $50,054,940 was contributed on Feb. 9, 2006. The Fund had an increase in net assets resulting from operations of $9,385 during the period from Feb. 9, 2006 to Feb. 16, 2006 (when shares became publicly available).

See accompanying notes to financial statements.


------------------------------------------------------------------------------

24 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Bond Series, Inc. (formerly AXP Discovery Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in floating rate loans and other floating rate debt securities. These debt obligations will generally be rated non-investment grade by recognized rating agencies (similar to "junk bonds") or be considered by the investment manager to be of comparable quality. On Feb. 9, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) invested $50,054,940* in the Fund (4,996,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 6,494** shares for Class I and 1,000 shares for Class Y), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on Feb. 16, 2006.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At July 31, 2006, Ameriprise Financial and the affiliated funds-of-funds owned 100% of Class I shares, which represents 21.31% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

 *    Includes $54,940 invested by the RiverSource Income Builder Funds.

**    Includes 5,494 shares purchased by the RiverSource Income Builder Funds.


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 25

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. For senior loans, prices are obtained from an unaffiliated pricing service and are based upon the average of one or more indicative bids from brokers. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

INVESTMENTS IN LOANS

The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Fund may invest up to 10% of its total assets, measured at the time of investment, in subordinated loans and up to 10% of its total assets, measured at the time of investment, in unsecured loans. At July 31, 2006 the Fund had no outstanding subordinated or unsecured loans.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS AND UNFUNDED LOAN
COMMITMENTS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2006, the Fund has entered into outstanding when-issued securities of $11,049,522 and other forward-commitments of $2,584,558.


------------------------------------------------------------------------------

26 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the accompanying "Investments in securities. " At July 31, 2006 the Fund has entered into unfunded loan commitments of $963,465.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 27

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.


------------------------------------------------------------------------------

28 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $7,198 resulting in a net reclassification adjustment to decrease paid-in capital by $7,198.

The tax character of distributions paid for the period indicated is as follows:

FOR THE PERIOD FROM FEB. 16, 2006* TO JULY 31, 2006
------------------------------------------------------------------------------
CLASS A

Distributions paid from:
     Ordinary income ...........................................   $ 3,008,668
     Long-term capital gain ....................................            --

CLASS B

Distributions paid from:
     Ordinary income ...........................................       198,624
     Long-term capital gain ....................................            --

CLASS C

Distributions paid from:
     Ordinary income ...........................................        49,254
     Long-term capital gain ....................................            --

CLASS I

Distributions paid from:
     Ordinary income ...........................................       916,149
     Long-term capital gain ....................................            --

CLASS Y

Distributions paid from:
     Ordinary income ...........................................           725
     Long-term capital gain ....................................            --

*     When shares became publicly available.

At July 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income ..................................   $   619,850
Accumulated long-term gain (loss) ..............................   $        --
Unrealized appreciation (depreciation) .........................   $  (665,643)


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 29

RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, that will result from the adoption of FIN 48.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar period.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. The Fund recognizes certain facility fees as income over the expected term of the loan. The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.61% to 0.38% annually as the Fund's assets increase.


------------------------------------------------------------------------------

30 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $20.50

o     Class B $21.50

o     Class C $21.00

o     Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 31

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $363,441 for Class A, $1,238 for Class B and $235 for Class C for the period ended July 31, 2006.

For the period ended July 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.00% for Class A, 1.77% for Class B, 1.76% for Class C, 0.71% for Class I and 0.85% for Class Y. Of these waived fees and expenses, the management fees waived at the Fund level were $189,808. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until July 31, 2007, unless sooner terminated at the discretion of the Board, such that, net expenses will not exceed 1.06% for Class A, 1.82% for Class B, 1.82% for Class C, 0.71% for Class I and 0.90% for Class Y of the Fund's average daily net assets.

During the period ended July 31, 2006, the Fund's custodian and transfer agency fees were reduced by $1,342 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $299,154,263 and $72,610,085, respectively, for the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from Feb. 16, 2006* to July 31, 2006 are as follows:

                                        CLASS A     CLASS B    CLASS C    CLASS I    CLASS Y
--------------------------------------------------------------------------------------------
Sold                                  19,834,187   2,534,135   622,533   5,920,069    2,864
Issued for reinvested distributions      159,501      16,455     3,908      85,545       42
Redeemed                              (6,214,401)   (291,372)   (5,900)   (144,729)      --
--------------------------------------------------------------------------------------------
Net increase (decrease)               13,779,287   2,259,218   620,541   5,860,885    2,906
--------------------------------------------------------------------------------------------

*     When shares became publicly available.


------------------------------------------------------------------------------

32 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the period ended July 31, 2006.

6. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 33

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


------------------------------------------------------------------------------

34 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

--------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------
Fiscal period ended July 31,                                            2006(b)
Net asset value, beginning of period                                 $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .25
Net gains (losses) (both realized and unrealized)                        .06
--------------------------------------------------------------------------------
Total from investment operations                                         .31
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.26)
--------------------------------------------------------------------------------
Net asset value, end of period                                       $ 10.05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $   189
--------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                    1.00%(e)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       6.05%(e)
--------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 49%
--------------------------------------------------------------------------------
Total return(f)                                                         3.21%(g)
--------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 1.28% for the period ended July 31, 2006.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 35

CLASS B

--------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------
Fiscal period ended July 31,                                            2006(b)
Net asset value, beginning of period                                 $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .22
Net gains (losses) (both realized and unrealized)                        .06
--------------------------------------------------------------------------------
Total from investment operations                                         .28
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.23)
--------------------------------------------------------------------------------
Net asset value, end of period                                       $ 10.05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $    23
--------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                    1.77%(e)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       5.60%(e)
--------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 49%
--------------------------------------------------------------------------------
Total return(f)                                                         2.87%(g)
--------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 2.05% for the period ended July 31, 2006.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

36 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

CLASS C

--------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------
Fiscal period ended July 31,                                            2006(b)
Net asset value, beginning of period                                 $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .22
Net gains (losses) (both realized and unrealized)                        .05
--------------------------------------------------------------------------------
Total from investment operations                                         .27
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.22)
--------------------------------------------------------------------------------
Net asset value, end of period                                       $ 10.05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $     6
--------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                    1.76%(e)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       5.22%(e)
--------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 49%
--------------------------------------------------------------------------------
Total return(f)                                                         2.84%(g)
--------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 2.04% for the period ended July 31, 2006.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 37

CLASS I

------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------
Fiscal period ended July 31,                                          2006(b)
Net asset value, beginning of period                                $10.00
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .27
Net gains (losses) (both realized and unrealized)                      .05
------------------------------------------------------------------------------
Total from investment operations                                       .32
------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.27)
------------------------------------------------------------------------------
Net asset value, end of period                                      $10.05
------------------------------------------------------------------------------

------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   59
------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                   .71%(e)
------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     6.59%(e)
------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               49%
------------------------------------------------------------------------------
Total return(f)                                                       3.35%(g)
------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 0.99% for the period ended July 31, 2006.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

38 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

CLASS Y

------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------
Fiscal period ended July 31,                                          2006(b)
Net asset value, beginning of period                                $10.00
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .26
Net gains (losses) (both realized and unrealized)                      .06
------------------------------------------------------------------------------
Total from investment operations                                       .32
------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.27)
------------------------------------------------------------------------------
Net asset value, end of period                                      $10.05
------------------------------------------------------------------------------

------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   --
------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                   .85%(e)
------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     6.22%(e)
------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               49%
------------------------------------------------------------------------------
Total return(f)                                                       3.29%(g)
------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 1.13% for the period ended July 31, 2006.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE BOND SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Floating Rate Fund (a series of RiverSource Bond Series, Inc.) as of July 31, 2006, and the related statements of operations, changes in net assets and the financial highlights for the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Floating Rate Fund as of July 31, 2006 and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2006


------------------------------------------------------------------------------

40 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal period ended July 31, 2006

CLASS A

INCOME DISTRIBUTIONS -- taxable as dividend income:

   Qualified Dividend Income for individuals ....................        0.00%
   Dividends Received Deduction for corporations ................        0.00%

PAYABLE DATE                                                        PER SHARE
Feb. 27, 2006 ...................................................   $ 0.00343
March 27, 2006 ..................................................     0.04730
April 26, 2006 ..................................................     0.05376
May 25, 2006 ....................................................     0.04892
June 26, 2006 ...................................................     0.05319
July 26, 2006 ...................................................     0.05346
Total distributions .............................................   $ 0.26006

CLASS B

INCOME DISTRIBUTIONS -- taxable as dividend income:

   Qualified Dividend Income for individuals ....................        0.00%
   Dividends Received Deduction for corporations ................        0.00%

PAYABLE DATE                                                        PER SHARE
Feb. 27, 2006 ...................................................   $ 0.00020
March 27, 2006 ..................................................     0.04219
April 26, 2006 ..................................................     0.04767
May 25, 2006 ....................................................     0.04284
June 26, 2006 ...................................................     0.04672
July 26, 2006 ...................................................     0.04718
Total distributions .............................................   $ 0.22680


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 41

CLASS C

INCOME DISTRIBUTIONS -- taxable as dividend income:

   Qualified Dividend Income for individuals ....................        0.00%
   Dividends Received Deduction for corporations ................        0.00%

PAYABLE DATE                                                        PER SHARE
Feb. 27, 2006 ...................................................   $ 0.00057
March 27, 2006 ..................................................     0.04090
April 26, 2006...................................................     0.04714
May 25, 2006 ....................................................     0.04202
June 26, 2006 ...................................................     0.04622
July 26, 2006 ...................................................     0.04711
Total distributions .............................................   $ 0.22396

CLASS I

INCOME DISTRIBUTIONS -- taxable as dividend income:

   Qualified Dividend Income for individuals ....................        0.00%
   Dividends Received Deduction for corporations ................        0.00%

PAYABLE DATE                                                        PER SHARE
Feb. 27, 2006 ...................................................   $ 0.00408
March 27, 2006 ..................................................     0.04973
April 26, 2006 ..................................................     0.05596
May 25, 2006 ....................................................     0.05121
June 26, 2006 ...................................................     0.05576
July 26, 2006 ...................................................     0.05598
Total distributions .............................................   $ 0.27272

CLASS Y

INCOME DISTRIBUTIONS -- taxable as dividend income:

   Qualified Dividend Income for individuals ....................        0.00%
   Dividends Received Deduction for corporations ................        0.00%

PAYABLE DATE                                                        PER SHARE
Feb. 27, 2006 ...................................................   $ 0.00370
March 27, 2006 ..................................................     0.04886
April 26, 2006 ..................................................     0.05500
May 25, 2006 ....................................................     0.05015
June 26, 2006 ...................................................     0.05454
July 26, 2006 ...................................................     0.05474
Total distributions .............................................   $ 0.26699


------------------------------------------------------------------------------

42 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 43

                                   BEGINNING         ENDING        EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING      ANNUALIZED
                                 FEB. 1, 2006    JULY 31, 2006   THE PERIOD(a)   EXPENSE RATIO
----------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------
   Actual(b)                            N/A               N/A           N/A           N/A
----------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)      $ 1,000        $ 1,019.84        $ 5.01          1.00%
----------------------------------------------------------------------------------------------
Class B
----------------------------------------------------------------------------------------------
   Actual(b)                            N/A               N/A           N/A           N/A
----------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)      $ 1,000        $ 1,016.02        $ 8.85          1.77%
----------------------------------------------------------------------------------------------
Class C
----------------------------------------------------------------------------------------------
   Actual(b)                            N/A               N/A           N/A           N/A
----------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)      $ 1,000        $ 1,016.07        $ 8.80          1.76%
----------------------------------------------------------------------------------------------
Class I
----------------------------------------------------------------------------------------------
   Actual(b)                            N/A               N/A           N/A           N/A
----------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)      $ 1,000        $ 1,021.27        $ 3.56           .71%
----------------------------------------------------------------------------------------------
Class Y
----------------------------------------------------------------------------------------------
   Actual(b)                            N/A               N/A           N/A           N/A
----------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)      $ 1,000        $ 1,020.58        $ 4.26           .85%
----------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) The actual values and expenses paid are not presented because the Fund does not have a full six months of history. The inception date of the Fund is Feb. 16, 2006.


------------------------------------------------------------------------------

44 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 99 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND       PRINCIPAL OCCUPATION                  OTHER
AGE                      LENGTH OF SERVICE   DURING PAST FIVE YEARS                DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member        Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006          Court, 1998-2005
Minneapolis, MN 55402
Age 52

-----------------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member        Chair, Board Services Corporation
901 S. Marquette Ave.    since 1999          (provides administrative services
Minneapolis, MN 55402                        to boards); former Governor of
Age 71                                       Minnesota

-----------------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member        Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004          Management, Bentley College; former
Minneapolis, MN 55402                        Dean, McCallum Graduate School of
Age 55                                       Business, Bentley College

-----------------------------------------------------------------------------------------------------------
Anne P. Jones            Board member        Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 71

-----------------------------------------------------------------------------------------------------------
Jeffrey Laikind          Board member        Former Managing Director,             American Progressive
901 S. Marquette Ave.    since 2005          Shikiar Asset Management              Insurance
Minneapolis, MN 55402
Age 70

-----------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member        President Emeritus and                Valmont Industries, Inc.
901 S. Marquette Ave.    since 2002          Professor of Economics,               (manufactures irrigation
Minneapolis, MN 55402                        Carleton College                      systems)
Age 67

-----------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 45

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND       PRINCIPAL OCCUPATION                  OTHER
AGE                      LENGTH OF SERVICE   DURING PAST FIVE YEARS                DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member        Director, Enterprise Asset            Strategic Distribution,
901 S. Marquette Ave.    since 2004          Management, Inc. (private real        Inc. (transportation,
Minneapolis, MN 55402                        estate and asset management           distribution and logistics
Age 54                                       company)                              consultants)

-------------------------------------------------------------------------------------------------------------
Vikki L. Pryor           Board member        President and Chief Executive
901 S. Marquette Ave.    since 2006          Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                        Insurance Company, Inc. since 1999
Age 53

-------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member        Chief Executive Officer, RiboNovix,   Hybridon, Inc.
901 S. Marquette Ave.    since 2002          Inc. since 2003 (biotechnology);      (biotechnology);
Minneapolis, MN 55402                        former President, Forester Biotech    American Healthways,
Age 62                                                                             Inc. (health management
                                                                                   programs)

-------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND       PRINCIPAL OCCUPATION                  OTHER
AGE                      LENGTH OF SERVICE   DURING PAST FIVE YEARS                DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------
William F. Truscott**    Board member        President, Ameriprise Certificate
53600 Ameriprise         since 2001,         Company since 2006; President -
Financial Center         Vice President      U.S. Asset Management and Chief
Minneapolis, MN 55474    since 2002,         Investment Officer, Ameriprise
Age 46                   Acting President    Financial, Inc. and President,
                         since 2006          Chairman of the Board and Chief
                                             Investment Officer, RiverSource
                                             Investments, LLC since 2005; Senior
                                             Vice President - Chief Investment
                                             Officer, Ameriprise Financial, Inc.
                                             and Chairman of the Board and Chief
                                             Investment Officer, RiverSource
                                             Investments, LLC, 2001-2005

-------------------------------------------------------------------------------------------------------------

 * Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

** Paula R. Meyer resigned her position as President for the RiverSource funds. Mr. Truscott has been appointed Acting President and will be assuming the responsibilities of President until a permanent replacement for Ms. Meyer is found.


------------------------------------------------------------------------------

46 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President and Acting President, the Fund's other officers are:

FUND OFFICERS

NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND        PRINCIPAL OCCUPATION
AGE                     LENGTH OF SERVICE    DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox          Treasurer            Vice President - Investment Accounting, Ameriprise Financial, Inc.,
105 Ameriprise          since 2002           since 2002; Vice President - Finance, American Express Company,
Financial Center                             2000-2002
Minneapolis, MN 55474
Age 51

-------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley      Vice President       Executive Vice President - Equity and Fixed Income, Ameriprise
172 Ameriprise          since 2004           Financial, Inc. and RiverSource Investments, LLC since 2006; Vice
Financial Center                             President - Investments, Ameriprise Certificate Company since 2003;
Minneapolis, MN 55474                        Senior Vice President - Fixed Income, Ameriprise Financial, Inc.,
Age 42                                       2002-2006 and RiverSource Investments, LLC, 2004-2006; Managing
                                             Director, Zurich Global Assets, 2001-2002

-------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg           Vice President,      President of Board Services Corporation
901 S. Marquette Ave.   General Counsel,
Minneapolis, MN 55402   and Secretary
Age 68                  since 1978

-------------------------------------------------------------------------------------------------------------------
Edward S. Dryden*       Acting Chief         Chief Compliance Officer, Ameriprise Certificate Company since 2006;
1875 Ameriprise         Compliance Officer   Vice President - Asset Management Compliance, RiverSource Investments,
Financial Center        since 2006           LLC since 2006; Chief Compliance Officer - Mason Street Advisors, LLC,
Minneapolis, MN 55474                        2002-2006
Age 41

-------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu          Anti-Money           Compliance Director and Anti-Money Laundering Officer, Ameriprise
2934 Ameriprise         Laundering Officer   Financial, Inc. since 2004; Manager Anti-Money Laundering, Ameriprise
Financial Center        since 2004           Financial, Inc., 2003-2004; Compliance Director and Bank Secrecy Act
Minneapolis, MN 55474                        Officer, American Express Centurion Bank, 2000-2003
Age 42

-------------------------------------------------------------------------------------------------------------------

* Beth E. Weimer resigned her position as Chief Compliance Officer for the RiverSource funds. Mr. Dryden has been appointed Acting Chief Compliance Officer and will be assuming the responsibilities of Chief Compliance Officer until a permanent replacement for Ms. Weimer is found.

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 47

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. The Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

The independent Board members determined to approve the IMS Agreement based on the following factors:

In addition to portfolio management and investment research, RiverSource Investments and its affiliates provide portfolio trading, daily net asset value calculation, management of cash flows, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. The Board also noted RiverSource Investments' commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts. The Board concluded that the services to be provided are consistent with services provided by investment managers to comparable mutual funds (as compiled by Lipper Analytical Services).

The Board also evaluated the price for the services to be provided by RiverSource Investments, noting the existence of a pricing philosophy, established by the Board and RiverSource Investments, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisers. It also noted that RiverSource Investments has agreed to voluntarily impose expense caps to achieve this pricing objective.

The Board considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.


------------------------------------------------------------------------------

48 RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT

The Board took into account the Contracts Committee's discussion comparing the fees RiverSource Investments will charge to the Fund with those it charges to institutional clients, noting that the relatively higher fees to be paid by the Fund are principally attributable to the additional services required to manage a regulated mutual fund such as the Fund, and the operation of a large mutual fund family. The Board also considered the profitability of RiverSource Investments and its affiliates. The Board concluded that RiverSource Investments' overall costs and profitability were appropriate.

The Board considered that the fees paid by the Fund should help permit RiverSource Investments to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to RiverSource Investments under the IMS Agreement were fair and reasonable and determined to approve the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

RIVERSOURCE FLOATING RATE FUND - 2006 ANNUAL REPORT 49

RIVERSOURCE(SM) FLOATING RATE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

                        This report must be accompanied or preceded by the
                        Fund's current prospectus. RiverSource(SM) mutual
RIVERSOURCE [LOGO](SM)  funds are distributed by RiverSource Distributors,
      INVESTMENTS       Inc. and Ameriprise Financial Services, Inc., Members
                        NASD, and managed by RiverSource Investments, LLC.
                        These companies are part of Ameriprise Financial, Inc.

                                                               S-6501 C (9/06)

   Annual Report

                                                        RIVERSOURCE [LOGO](SM)
                                                              INVESTMENTS

   RIVERSOURCE(SM)
   INCOME OPPORTUNITIES FUND

------------------------------------------------------------------------------

   ANNUAL REPORT FOR
   THE PERIOD ENDED
   JULY 31, 2006

>  RIVERSOURCE INCOME
   OPPORTUNITIES FUND SEEKS TO
   PROVIDE SHAREHOLDERS WITH A
   HIGH TOTAL RETURN THROUGH
   CURRENT INCOME AND CAPITAL
   APPRECIATION.

------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot ...................................3
Performance Summary .............................5
Questions & Answers
   with Portfolio Management ....................7
The Fund's Long-term Performance ...............12
Investments in Securities ......................14
Financial Statements ...........................22
Notes to Financial Statements ..................25
Report of Independent Registered
   Public Accounting Firm ......................39
Federal Income Tax Information .................40
Fund Expenses Example ..........................43
Board Members and Officers .....................45
Approval of Investment Management
   Services Agreement ..........................48
Proxy Voting ...................................48

                                    [LOGO]
                                 DALBAR RATED
                                     2006
                               FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


------------------------------------------------------------------------------

2   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

FUND SNAPSHOT AT JULY 31, 2006

------------------------------------------------------------------------------
FUND OVERVIEW
------------------------------------------------------------------------------

RiverSource Income Opportunities Fund offers exposure to the high yield market by investing primarily in income-producing bonds with an emphasis on higher quality, high yield bonds to reduce risk. The Fund's holdings are supported by extensive internal credit analysis and research. Because high yield securities respond more to corporate profitability, the Fund may be less volatile when interest rates fluctuate.

------------------------------------------------------------------------------
QUALITY BREAKDOWN
------------------------------------------------------------------------------

Percentage of bond portfolio assets

A bonds                        1.9%
B bonds                       57.1%
BB bonds                      30.4%                   [PIE CHART]
BBB bonds                      5.8%
CCC bonds                      4.8%

Bond ratings apply to underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's Investment Manager, rates a security using an internal rating system when Moody's doesn't provide a rating. 0.2% of the portfolio rating above was determined through internal analysis.

------------------------------------------------------------------------------
TOP TEN HOLDINGS
------------------------------------------------------------------------------

Percentage of portfolio assets

GMAC 6.88% 2011                                                           1.9%
IPALCO Enterprises 8.63% 2011                                             1.6
Williams Companies 7.88% 2021                                             1.4
DRS Technologies 6.63% 2016                                               1.4
Georgia-Pacific 8.30% 2013                                                1.4
Dex Media 8.07% 2013                                                      1.3
Cott Beverages USA 8.00% 2011                                             1.1
Qwest 8.88% 2012                                                          1.1
United Auto Group 9.63% 2012                                              1.1
Salem Communications 7.75% 2010                                           1.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   3

FUND SNAPSHOT AT JULY 31, 2006

------------------------------------------------------------------------------
STYLE MATRIX
------------------------------------------------------------------------------

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

       DURATION
SHORT    INT.    LONG
                       HIGH
                       MEDIUM   QUALITY
          X            LOW

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products involve risks including possible loss of principal and fluctuation in value.

------------------------------------------------------------------------------
SEC YIELDS
------------------------------------------------------------------------------

                                         AT JULY 31, 2006     AT JUNE 30, 2006
Class A                                       6.49%                6.41%
Class B                                       6.05%                5.96%
Class C                                       6.05%                5.96%
Class I                                       7.23%                7.15%
Class Y                                       7.03%                6.90%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 6 for additional performance information.

------------------------------------------------------------------------------
PORTFOLIO MANAGER
------------------------------------------------------------------------------

                                                             YEARS IN INDUSTRY
Brian Lavin, CFA                                                    20

The Fund is managed by a team of portfolio managers led by Brian Lavin.

------------------------------------------------------------------------------
FUND FACTS
------------------------------------------------------------------------------

                                            TICKER SYMBOL       INCEPTION DATE
Class A                                         AIOAX                6/19/03
Class B                                         AIOBX                6/19/03
Class C                                            --                6/19/03
Class I                                         AOPIX                 3/4/04
Class Y                                            --                6/19/03

Total net assets                                              $349.6 million

Number of holdings                                                       194

Weighted average life(1)                                           7.4 years

Effective duration(2)                                              4.5 years

Weighted average bond rating(3)                                           B+

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


------------------------------------------------------------------------------

4   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

                            PERFORMANCE COMPARISON
                       For the year ended July 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Income         Merrill Lynch U.S.
Opportunities Fund        High Yield Cash Pay
Class A (excluding       BB-B Rated Constrained        Lipper High Current
  sales charge)            Index (unmanaged)          Yield Bond Funds Index
      +3.49%                     +3.15%                       +3.98%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   5

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

                      CLASS A           CLASS B           CLASS C       CLASS I     CLASS Y
(INCEPTION DATES)    (6/19/03)         (6/19/03)         (6/19/03)      (3/4/04)   (6/19/03)
                                             AFTER             AFTER
                   NAV(1)  POP(2)   NAV(1)   CDSC(3)  NAV(1)   CDSC(4)   NAV(5)      NAV(5)
AT JULY 31, 2006
--------------------------------------------------------------------------------------------
1 year             +3.49%  -1.42%   +2.60%   -2.19%   +2.60%   +1.64%     +3.81%     +3.57%
--------------------------------------------------------------------------------------------
3 years            +8.51%  +6.76%   +7.66%   +6.50%   +7.70%   +7.70%       N/A      +8.68%
--------------------------------------------------------------------------------------------
Since inception    +7.47%  +5.80%   +6.64%   +5.79%   +6.64%   +6.64%     +6.32%     +7.64%
--------------------------------------------------------------------------------------------

AT JUNE 30, 2006
--------------------------------------------------------------------------------------------
1 year             +3.70%  -1.23%   +2.91%   -1.90%   +2.91%   +1.95%     +4.01%     +3.88%
--------------------------------------------------------------------------------------------
3 years            +7.50%  +5.77%   +6.70%   +5.51%   +6.74%   +6.74%       N/A      +7.71%
--------------------------------------------------------------------------------------------
Since inception    +7.34%  +5.63%   +6.55%   +5.67%   +6.55%   +6.55%     +6.10%     +7.55%
--------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows:
      first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.


------------------------------------------------------------------------------

6   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Brian Lavin, portfolio manager for RiverSource Income Opportunities Fund discusses the Fund's results and positioning for the 12 months ended July 31, 2006.

At July 31, 2006, approximately 27% of the Fund's total outstanding shares were owned in aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Income Opportunities Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 31, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Income Opportunities Fund may experience increased expenses as it buys and sells securities to manage transactions for affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 29 and 43.

Q: How did RiverSource Income Opportunities Fund perform for the annual period?

A: RiverSource Income Opportunities Fund's Class A shares (excluding sales charge) returned 3.49% for the 12 months ended July 31, 2006. The Fund outperformed its benchmark, the unmanaged Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which gained 3.15%. The Fund's peer group, as represented by the Lipper High Current Yield Bond Funds Index, returned 3.98% during the same period.

Q:    What factors most significantly affected the Fund's performance?

A: The Fund benefited from its allocation within the paper and forest products industry within the materials sector. During the last part of 2005, the paper and forest products industry underperformed the Merrill Lynch Index, and the Fund prudently had only a modest exposure. However, believing that certain areas within the industry were attractively priced and positioned well for positive performance in the coming months, we increased the Fund's position early in 2006. Indeed, the paper industry did perform well in 2006 year-to-date. Our security selection within the industry also helped the Fund's results, with MDP Acquisition, a cardboard box manufacturer, and NewPage, a white paper manufacturer, both particularly strong performers.


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   7

QUESTIONS & ANSWERS

      Security selection within the gaming industry and health care sector also boosted the Fund's results relative to the Merrill Lynch Index. Securities issued by Native American gaming operations in Michigan and Louisiana performed especially well. So, too, did positions in Medcath Holdings and U.S. Oncology within health care. Having only a modest position in HCA, which is one of the top issuers in the high yield market, which announced during the period that it was going private in the largest leveraged buyout offer in history, also proved prudent, as the security underperformed.

      Within the auto supplies industry, the Fund maintained its significant position in GMAC, which performed well. In the spring we established a position in General Motors and it has since performed well. The Fund also benefited from modest allocations to the homebuilders and telecommunications equipment areas, as both industries underperformed.

      Detracting somewhat from the Fund's results were modest allocations to the steel and general manufacturing and industrial areas, as these industries outperformed during the annual period. A position in health care's Select Medical also hurt the Fund's performance, as this security was pressured by changes in the company's reimbursement framework.

      Finally, the riskiest areas of the high yield bond market significantly outperformed higher quality bonds during the annual period. Because the Fund maintains a greater emphasis on bonds rated BB than many other high yield bond funds, the Fund's performance relative to the Lipper peer group lagged.


------------------------------------------------------------------------------

8   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

Q:    What changes did you make to the Fund's portfolio during the period?

A: As mentioned, we increased the Fund's position in the paper and forest products industry in early 2006. We also added to the Fund's exposure to select regulated telecommunications companies with local dominance, with most of these securities being rated BB or above. Overall, we upgraded credit quality in the portfolio throughout the fiscal year, adding securities rated BB, as the risk premium between bonds rated BB and those rated B narrowed.

      Also, during much of the fiscal year, we had a significant exposure to floating rate securities. This strategy reflected our belief that floating rate issues, which are reset in line with changes in market rates, were attractively valued relative to fixed rate securities in a rising interest rate environment. Floating rate securities enabled the Fund to capture higher rates through the frequent resets of these securities' yields. However, toward the end of the reporting period, we began reducing the Fund's position in floating rate securities in anticipation of the Federal Reserve Board nearing an end to its current tightening cycle. Instead, we favored longer-dated fixed rate securities that enabled the Fund to lock in higher yields. Overall portfolio turnover was 130% for the 12 months.

      At the end of the annual period, the Fund had sizable allocations compared to the Merrill Lynch Index in such defensive industries as integrated utilities, gaming, defense, and energy, particularly energy exploration and production companies. The Fund also had significant exposure to the health care industry. The Fund had more modest exposure than the Merrill Lynch Index to the technology, retail and airlines industries at the end of the period.

------------------------------------------------------------------------------
      FLOATING RATE SECURITIES ENABLED THE FUND TO CAPTURE HIGHER RATES THROUGH THE FREQUENT RESETS OF THESE SECURITIES' YIELDS.
------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   9

Q:    How do you intend to manage the Fund in the coming months?

A: Going forward, we continue to believe that the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when risks outweigh a bond's total return potential.

      We have a bottom-up approach when selecting credits. One of our competitive advantages is that our team of nine analysts performs in-depth research to acquire deep knowledge and insight of the industries they cover. We believe that good security selection based on quality and in-depth security research will be key to performance in the near term.

------------------------------------------------------------------------------
      GOING FORWARD, WE CONTINUE TO BELIEVE THAT THE KEY TO POTENTIAL OUTPERFORMANCE WILL BE LEVERAGING OUR STRENGTH IN CREDIT RESEARCH.
------------------------------------------------------------------------------

      We believe that the U.S. may well be in the later stage of the current economic recovery and may be entering a period when economic growth is expected to slow in what we would characterize as a "soft landing." We further expect corporate earnings growth to slow, which along with slower productivity gains, rising energy and commodity costs and higher labor costs, will likely put pressure on profit growth.

------------------------------------------------------------------------------
      INVESTMENT TERM

      SOFT LANDING: A TERM USED TO DESCRIBE A RATE OF ECONOMIC GROWTH HIGH ENOUGH TO AVOID RECESSION BUT SLOW ENOUGH TO AVOID HIGH INFLATION.
------------------------------------------------------------------------------


------------------------------------------------------------------------------

10   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

      Finally, while company fundamentals generally remain solid, we anticipate that the default rate within the high yield bond market, while not spiking dramatically, may increase somewhat during the coming months, as there has been more aggressive issuance within the high yield bond market of late and a greater percentage of bonds rated CCC coming into the market. Given this view, taking incremental risk when valuations do not justify it does not seem prudent. We also intend, of course, to continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Income Opportunities Fund Class A shares (from 7/1/03 to 7/31/06)* as compared to the performance of two widely cited performance indices, the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index and the Lipper High Current Yield Bond Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 19, 2003. Merrill Lynch U.S. High Yield Cash Pay BB-B Constrained Index and Lipper peer group data is from July 1, 2003.

COMPARATIVE RESULTS
Results at July 31, 2006

                                                                                 SINCE
                                                           1 YEAR    3 YEARS   INCEPTION(3)
RIVERSOURCE INCOME OPPORTUNITIES FUND
(INCLUDES SALES CHARGE)
-------------------------------------------------------------------------------------------
Class A Cumulative value of $10,000                        $ 9,858   $12,168     $11,921
-------------------------------------------------------------------------------------------
        Average annual total return                          -1.42%    +6.76%      +5.80%
-------------------------------------------------------------------------------------------
MERRILL LYNCH U.S. HIGH YIELD CASH PAY BB-B RATED CONSTRAINED INDEX(1)
-------------------------------------------------------------------------------------------
        Cumulative value of $10,000                        $10,315   $12,720     $12,516
-------------------------------------------------------------------------------------------
        Average annual total return                          +3.15%    +8.35%      +7.54%
-------------------------------------------------------------------------------------------
LIPPER HIGH CURRENT YIELD BOND FUNDS INDEX(2)
-------------------------------------------------------------------------------------------
        Cumulative value of $10,000                        $10,398   $12,897     $12,796
-------------------------------------------------------------------------------------------
        Average annual total return                          +3.98%    +8.85%      +8.32%
-------------------------------------------------------------------------------------------

Results for other share classes can be found on page 6.


------------------------------------------------------------------------------

12   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                    RIVERSOURCE INCOME OPPORTUNITIES FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

              RiverSource Income     Merrill Lynch U.S.
              Opportunities Fund      High Yield Cash      Lipper High Current
              Class A (includes        Pay BB-B Rated       Yield Bond Funds
Date            sales charge)       Constrained Index(1)        Index(2)
7/1/2003          $    9,525             $  10,000             $   10,000
7/31/2003         $    9,331             $   9,841             $    9,923
7/31/2004         $   10,518             $  11,043             $   11,157
7/31/2005         $   11,519             $  12,134             $   12,306
7/31/2006         $   11,921             $  12,516             $   12,796

(1) The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from June 19, 2003. Merrill Lynch U.S. High Yield Cash Pay BB-B Constrained Index and Lipper peer group data is from July 1, 2003.


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   13

INVESTMENTS IN SECURITIES

JULY 31, 2006

(Percentages represent value of investments compared to net assets)

-----------------------------------------------------------------------------
BONDS (93.1%)
-----------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
ASSET-BACKED (1.3%)
Metris Master Trust
  Series 2004-2 Cl D
    10-20-10                    8.63%    $  3,745,000(b,d)       $  3,763,013
Metris Master Trust
  Series 2005-1A Cl D
    03-21-11                    7.18          775,000(b,d)            776,061
                                                                 ------------
Total                                                               4,539,074
-----------------------------------------------------------------------------

AEROSPACE & DEFENSE (4.1%)
Communications & Power Inds
  Sr Sub Nts
    02-01-12                    8.00        2,660,000               2,660,000
CPI Intl
  Sr Nts
    02-01-15                   10.56        1,255,000(b)            1,298,925
DRS Technologies
    02-01-16                    6.63        4,895,000               4,711,437
L-3 Communications
    06-15-12                    7.63        1,285,000               1,301,063
    07-15-13                    6.13          320,000                 306,400
L-3 Communications
  Sr Sub Nts
    01-15-15                    5.88          550,000                 515,625
L-3 Communications
  Sr Sub Nts
  Series B
    10-15-15                    6.38        1,750,000               1,680,000
TransDigm
  Sr Sub Nts
    07-15-14                    7.75        1,770,000(d)            1,765,575
                                                                 ------------
Total                                                              14,239,025
-----------------------------------------------------------------------------

AUTOMOTIVE (3.9%)
Ford Motor Credit
    06-16-08                    6.63        3,620,000               3,487,175
GMAC
    09-15-11                    6.88        6,715,000               6,502,087
    04-15-16                    7.70        3,340,000               2,830,650
    11-01-31                    8.00          865,000                 847,700
                                                                 ------------
Total                                                              13,667,612
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
BROKERAGE (1.0%)
LaBranche & Co
  Sr Nts
    05-15-12                   11.00%    $  3,210,000            $  3,418,650
-----------------------------------------------------------------------------

BUILDING MATERIALS (0.8%)
Interline Brands
  Sr Sub Nts
    06-15-14                    8.13        1,010,000               1,017,575
Norcraft Companies LP/Finance
  Sr Sub Nts
    11-01-11                    9.00        1,750,000               1,785,000
                                                                 ------------
Total                                                               2,802,575
-----------------------------------------------------------------------------

CHEMICALS (5.2%)
BCP Crystal US Holdings
  Sr Sub Nts
    06-15-14                    9.63        1,643,000               1,764,171
Chemtura
    06-01-16                    6.88        1,684,000               1,625,060
Georgia Gulf
  Sr Nts
    12-15-13                    7.13        2,755,000               2,631,025
Hexion US Finance/Nova Scotia Finance
  Secured
    07-15-14                    9.00        1,690,000               1,728,025
INEOS Group Holdings
    02-15-16                    8.50        2,175,000(c,d)          2,039,063
INVISTA
    05-01-12                    9.25        2,305,000(d)            2,402,963
NALCO
  Sr Nts
    11-15-11                    7.75        3,170,000               3,185,849
PQ
    02-15-13                    7.50        2,930,000               2,812,800
                                                                 ------------
Total                                                              18,188,956
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

14   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

-----------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
CONSTRUCTION MACHINERY (0.5%)
Case New Holland
    03-01-14                    7.13%    $  1,035,000            $  1,006,538
United Rentals North America
    02-15-12                    6.50          790,000                 746,550
                                                                 ------------
Total                                                               1,753,088
-----------------------------------------------------------------------------

CONSUMER PRODUCTS (2.1%)
American Achievement
  Sr Sub Nts
    04-01-12                    8.25          915,000                 901,275
Sealy Mattress
  Sr Sub Nts
    06-15-14                    8.25        2,465,000               2,465,000
Spectrum Brands
  Sr Sub Nts
    10-01-13                    8.50          750,000                 598,125
Visant
    10-01-12                    7.63        3,315,000               3,211,406
                                                                 ------------
Total                                                               7,175,806
-----------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.7%)
ALH Finance LLC
  Sr Sub Nts
    01-15-13                    8.50          212,000                 206,700
RBS Global & Rexnord
  Sr Nts
    08-01-14                    9.50        1,360,000(d)            1,363,400
TriMas
    06-15-12                    9.88          875,000                 807,188
                                                                 ------------
Total                                                               2,377,288
-----------------------------------------------------------------------------

ELECTRIC (8.3%)
Aquila Canada Finance
    06-15-11                    7.75        2,625,000(c)            2,730,000
Dynegy Holdings
    05-15-18                    7.13        1,420,000               1,242,500
Dynegy Holdings
  Sr Unsecured
    05-01-16                    8.38        2,030,000(d)            1,994,475
Edison Mission Energy
  Sr Nts
    06-15-13                    7.50        1,405,000(d)            1,387,438
Florida Power & Light
    1st Mtge
    09-01-35                    5.40        1,600,000               1,448,302

-----------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
ELECTRIC (CONT.)
IPALCO Enterprises
  Secured
    11-14-11                    8.63%    $  4,995,000            $  5,332,162
Midwest Generation LLC
  Series B
    01-02-16                    8.56        1,369,909               1,440,116
Mirant Americas Generation LLC
  Sr Nts
    05-01-11                    8.30        1,100,000               1,072,500
Mirant North America LLC
  Sr Nts
    12-31-13                    7.38        2,540,000(d)            2,441,575
NRG Energy
    02-01-14                    7.25        2,745,000               2,686,669
PacifiCorp
    1st Mtge
    06-15-35                    5.25        2,465,000               2,166,853
Reliant Energy
  Secured
    07-15-13                    9.50        1,345,000               1,378,625
Salton Sea Funding
  Sr Nts Series C
    05-30-10                    7.84          274,929                 284,207
Sierra Pacific Power
    05-15-16                    6.00        1,040,000(d)            1,002,737
Southern California Edison
    1st Mtge
    04-01-35                    5.75        2,810,000               2,648,377
                                                                 ------------
Total                                                              29,256,536
-----------------------------------------------------------------------------

ENTERTAINMENT (0.5%)
AMC Entertainment
    02-01-16                   11.00        1,735,000               1,873,800
-----------------------------------------------------------------------------

ENVIRONMENTAL (1.7%)
Allied Waste North America
  Secured
    04-15-11                    6.38          295,000                 283,938
    05-15-16                    7.13          500,000(d)              476,250
Allied Waste North America
  Secured Series B
    02-15-11                    5.75        1,785,000               1,686,825

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   15

-----------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
ENVIRONMENTAL (CONT.)
Allied Waste North America
  Series B
    09-01-12                    9.25%    $    765,000            $    812,813
Clean Harbors
    07-15-12                   11.25          745,000                 838,125
WCA Waste
  Sr Nts
    06-15-14                    9.25        1,865,000(d)            1,897,637
                                                                 ------------
Total                                                               5,995,588
-----------------------------------------------------------------------------

FOOD AND BEVERAGE (2.2%)
ASG Consolidated LLC/Finance
  Sr Disc Nts (Zero coupon through 11-01-08,
  thereafter 11.50%)
    11-01-11                    9.86        1,320,000(e)            1,115,400
Cott Beverages USA
    12-15-11                    8.00        3,790,000               3,827,900
Pinnacle Foods Holding
  Sr Sub Nts
    12-01-13                    8.25        2,650,000               2,597,000
                                                                 ------------
Total                                                               7,540,300
-----------------------------------------------------------------------------

GAMING (6.2%)
CCM Merger
    08-01-13                    8.00        1,325,000(d)            1,268,688
Circus & Eldorado Jt Venture/Silver Legacy Capital
    1st Mtge
    03-01-12                   10.13        2,715,000               2,871,113
Kerzner Intl
  Sr Sub Nts
    10-01-15                    6.75          684,000(c)              719,910
Majestic Star Casino LLC/Capital
    10-15-10                    9.50        2,865,000               2,965,274
Mandalay Resort Group
  Sr Nts
    12-15-11                    6.38          300,000                 286,500
MGM MIRAGE
    10-01-09                    6.00          150,000                 145,500
    09-15-10                    8.50        1,825,000               1,904,844
    07-15-15                    6.63          850,000                 802,188
MGM MIRAGE
  Sr Nts
    02-27-14                    5.88          725,000                 659,750
Mohegan Tribal Gaming Authority
  Sr Nts
    02-15-13                    6.13        1,140,000               1,083,000

-----------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
GAMING (CONT.)
Pokagon Gaming Authority
  Sr Nts
    06-15-14                   10.38%    $  1,570,000(d)         $  1,640,650
San Pasqual Casino
    09-15-13                    8.00          800,000(d)              804,000
Tunica-Biloxi Gaming Authority
  Sr Unsecured
    11-15-15                    9.00        3,340,000(d)            3,406,799
Wheeling Island Gaming
    12-15-09                   10.13        1,465,000               1,512,613
Wynn Las Vegas LLC/Capital
    1st Mtge
    12-01-14                    6.63        2,000,000               1,885,000
                                                                 ------------
Total                                                              21,955,829
-----------------------------------------------------------------------------

GAS PIPELINES (3.8%)
Colorado Interstate Gas
  Sr Nts
    11-15-15                    6.80          400,000                 389,532
Copano Energy LLC
  Sr Nts
    03-01-16                    8.13        1,290,000               1,296,450
Southern Star Central
    03-01-16                    6.75        3,670,000(d)            3,582,838
Williams Companies
    09-01-21                    7.88        4,886,000               4,959,290
Williams Companies
  Sr Nts
    07-15-19                    7.63        2,919,000               2,948,190
                                                                 ------------
Total                                                              13,176,300
-----------------------------------------------------------------------------

HEALTH CARE (6.7%)
Accellent
    12-01-13                   10.50          800,000                 824,000
Coventry Health Care
  Sr Nts
    01-15-12                    5.88        1,630,000               1,590,129
DaVita
    03-15-13                    6.63          860,000                 819,150
    03-15-15                    7.25        1,400,000               1,338,750
HCA
    02-15-16                    6.50          955,000                 759,225
HCA
  Sr Nts
    05-01-12                    6.95        1,100,000                 965,250

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

16   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

-----------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
HEALTH CARE (CONT.)
HealthSouth
  Sr Nts
    06-15-16                   10.75%    $    915,000(d)         $    865,819
IASIS Healthcare LLC/Capital
  Sr Sub Nts
    06-15-14                    8.75        1,785,000               1,713,600
MedCath Holdings
  Sr Nts
    07-15-12                    9.88        2,615,000               2,693,449
Omnicare
  Sr Sub Nts
    12-15-13                    6.75        1,605,000               1,546,819
    12-15-15                    6.88        1,905,000               1,838,325
Select Medical
    02-01-15                    7.63        4,325,000               3,676,249
Triad Hospitals
  Sr Nts
    05-15-12                    7.00        2,235,000               2,221,031
Triad Hospitals
  Sr Sub Nts
    11-15-13                    7.00        1,600,000               1,528,000
US Oncology
    08-15-12                    9.00        1,250,000               1,300,000
                                                                 ------------
Total                                                              23,679,796
-----------------------------------------------------------------------------

HOME CONSTRUCTION (0.6%)
Meritage Homes
    03-15-15                    6.25          630,000                 518,175
Meritage Homes
  Sr Nts
    05-01-14                    7.00          800,000                 696,000
Standard-Pacific
  Sr Nts
    05-15-11                    6.88          775,000                 709,125
                                                                 ------------
Total                                                               1,923,300
-----------------------------------------------------------------------------

INDEPENDENT ENERGY (6.2%)
Chesapeake Energy
  Sr Nts
    08-15-14                    7.00          910,000                 889,525
Compton Petroleum Finance
    12-01-13                    7.63        2,130,000(c)            2,050,125
Encore Acquisition
  Sr Sub Nts
    07-15-15                    6.00        1,890,000               1,729,350

-----------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
INDEPENDENT ENERGY (CONT.)
EXCO Resources
    01-15-11                    7.25%    $  3,075,000            $  2,998,125
Hilcorp Energy I LP/Finance
  Sr Nts
    11-01-15                    7.75        2,715,000(d)            2,660,700
    06-01-16                    9.00          830,000(d)              859,050
Petrohawk Energy
  Sr Nts
    07-15-13                    9.13        2,210,000(d)            2,259,725
Pioneer Natural Resources
    05-01-18                    6.88        1,375,000               1,340,666
Pioneer Natural Resources
  Sr Nts
    07-15-16                    5.88        3,855,000               3,537,622
Range Resources
    03-15-15                    6.38        1,470,000               1,392,825
Stone Energy
  Sr Nts
    07-15-10                    8.24        1,420,000(b,d)          1,420,000
VeraSun Energy
  Secured
    12-15-12                    9.88          526,000(d)              560,190
                                                                 ------------
Total                                                              21,697,903
-----------------------------------------------------------------------------

INTEGRATED ENERGY (0.2%)
Denbury Resources
  Sr Sub Nts
    12-15-15                    7.50          625,000                 625,000
-----------------------------------------------------------------------------

LODGING (0.5%)
ITT
    11-15-15                    7.38        1,705,000               1,751,888
-----------------------------------------------------------------------------

MEDIA CABLE (2.9%)
Charter Communications Operating LLC/Capital
  Sr Nts
    04-30-12                    8.00          750,000(d)              748,125
    04-30-14                    8.38        2,180,000(d)            2,196,350
CSC Holdings
  Sr Nts Series B
    04-01-11                    7.63        2,130,000               2,143,313
DIRECTV Holdings LLC/Finance
    06-15-15                    6.38          370,000                 342,713
Echostar DBS
    02-01-16                    7.13        3,365,000(d)            3,297,699

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   17

-----------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
MEDIA CABLE (CONT.)
Mediacom LLC/Capital
  Sr Nts
    02-15-11                    7.88%    $    425,000            $    409,063
NTL Cable
  Sr Nts
    08-15-16                    9.13          840,000(c)              850,500
                                                                 ------------
Total                                                               9,987,763
-----------------------------------------------------------------------------

MEDIA NON CABLE (8.0%)
Dex Media
    11-15-13                    8.00        2,044,000               2,044,000
Dex Media
  (Zero coupon through 11-15-08,
  thereafter 9.00%)
    11-15-13                    8.07        5,315,000(e)            4,384,874
Emmis Operating
  Sr Sub Nts
    05-15-12                    6.88        1,385,000               1,359,031
Entercom Radio LLC/Capital
    03-01-14                    7.63        2,510,000               2,453,525
Intelsat Bermuda
    06-15-16                    9.25          655,000(c,d)            669,738
Lamar Media
    01-01-13                    7.25        2,950,000               2,898,374
Liberty Media
  Sr Nts
    05-15-13                    5.70        1,185,000               1,098,320
LIN TV
  Series B
    05-15-13                    6.50          600,000                 546,750
LIN TV
  Sr Sub Nts
    05-15-13                    6.50          825,000                 751,781
MediaNews Group
  Sr Sub Nts
    10-01-13                    6.88          515,000                 471,869
Radio One
    02-15-13                    6.38        1,540,000               1,405,250
Rainbow Natl Services LLC
  Sr Nts
    09-01-12                    8.75        1,405,000(d)            1,485,788
Rainbow Natl Services LLC
  Sr Sub Deb
    09-01-14                   10.38        1,155,000(d)            1,290,713
Salem Communications
    12-15-10                    7.75        3,800,000               3,771,499

-----------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
MEDIA NON CABLE (CONT.)
Sinclair Broadcast Group
    03-15-12                    8.00%    $  1,075,000            $  1,085,750
Sun Media
    02-15-13                    7.63        2,660,000(c)            2,693,250
                                                                 ------------
Total                                                              28,410,512
-----------------------------------------------------------------------------

METALS (0.9%)
California Steel Inds
  Sr Nts
    03-15-14                    6.13          800,000                 744,000
Novelis
  Sr Nts
    02-15-15                    8.00          800,000(c,d)            774,000
Peabody Energy
  Series B
    03-15-13                    6.88        1,645,000               1,599,763
                                                                 ------------
Total                                                               3,117,763
-----------------------------------------------------------------------------

OIL FIELD SERVICES (2.5%)
Bristow Group
    06-15-13                    6.13        1,385,000               1,284,588
Chaparral Energy
  Sr Nts
    12-01-15                    8.50        1,361,000(d)            1,361,000
Chart Inds
  Sr Sub Nts
    10-15-15                    9.13        2,625,000(d)            2,703,750
Pride Intl
  Sr Nts
    07-15-14                    7.38        1,600,000               1,616,000
Quicksilver Resources
    04-01-16                    7.13        1,805,000               1,705,725
                                                                 ------------
Total                                                               8,671,063
-----------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (2.4%)
Cardtronics
  Sr Sub Nts
    08-15-13                    9.50        2,720,000(d)            2,726,800
Residential Capital
  Sr Unsecured
    06-30-10                    6.38        2,975,000               2,964,980
Triad Acquisition
  Sr Unsecured
  Series B
    05-01-13                   11.13        2,890,000               2,759,950
                                                                 ------------
Total                                                               8,451,730
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

18   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

-----------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
PACKAGING (1.4%)
Ball
    12-15-12                    6.88%    $  1,850,000            $  1,836,125
Owens-Brockway Glass Container
    05-15-11                    7.75        1,515,000               1,545,300
Plastipak Holdings
  Sr Nts
    12-15-15                    8.50          805,000(d)              796,950
Silgan Holdings
  Sr Sub Nts
    11-15-13                    6.75          800,000                 792,000
                                                                 ------------
Total                                                               4,970,375
-----------------------------------------------------------------------------

PAPER (4.1%)
Boise Cascade LLC
    10-15-14                    7.13        2,500,000               2,206,250
Cascades
  Sr Nts
    02-15-13                    7.25        1,535,000(c)            1,431,388
Crown Americas LLC/Capital
  Sr Nts
    11-15-15                    7.75          720,000(d)              710,100
Georgia-Pacific
    06-15-15                    7.70        1,323,000               1,266,773
Jefferson Smurfit US
    06-01-13                    7.50        1,985,000               1,796,425
JSG Funding
  Sr Nts
    10-01-12                    9.63        2,580,000(c)            2,670,299
NewPage
  Secured
    05-01-12                   10.00        2,425,000               2,515,938
Smurfit-Stone Container Enterprises
  Sr Nts
    02-01-11                    9.75        1,766,000               1,825,603
                                                                 ------------
Total                                                              14,422,776
-----------------------------------------------------------------------------

PHARMACEUTICALS (0.3%)
Elan Finance
    11-15-11                    7.75        1,100,000(c)            1,056,000
-----------------------------------------------------------------------------

RETAILERS (3.0%)
AutoNation
    04-15-14                    7.00        1,385,000(d)            1,371,150
General Nutrition Centers
    01-15-11                    8.63          980,000                 977,550

-----------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
RETAILERS (CONT.)
Jean Coutu Group
  Sr Nts
    08-01-12                    7.63%    $    650,000(c)         $    632,125
Jean Coutu Group
  Sr Sub Nts
    08-01-14                    8.50        1,525,000(c)            1,423,969
NBTY
  Sr Sub Nts
    10-01-15                    7.13        1,380,000               1,297,200
Neiman Marcus Group
    10-15-15                   10.38          825,000                 875,531
United Auto Group
    03-15-12                    9.63        3,620,000               3,773,850
                                                                 ------------
Total                                                              10,351,375
-----------------------------------------------------------------------------

TECHNOLOGY (0.7%)
Flextronics Intl
  Sr Sub Nts
    11-15-14                    6.25        1,550,000(c)            1,480,250
SunGard Data Systems
    08-15-13                    9.13          880,000                 898,700
                                                                 ------------
Total                                                               2,378,950
-----------------------------------------------------------------------------

TOBACCO (0.5%)
Reynolds American
  Secured
    06-01-16                    7.63        1,865,000(d)            1,898,988
-----------------------------------------------------------------------------

TRANSPORTATION SERVICES (1.2%)
Avis Budget Car Rental LLC/Finance
  Sr Nts
    05-15-14                    7.63        1,205,000(d)            1,180,900
Hertz
  Sr Nts
    01-01-14                    8.88          935,000(d)              974,738
Hertz
  Sr Sub Nts
    01-01-16                   10.50        1,799,000(d)            1,956,412
                                                                 ------------
Total                                                               4,112,050
-----------------------------------------------------------------------------

WIRELESS (3.5%)
American Tower
  Sr Nts
    10-15-12                    7.13        1,105,000               1,110,525
Centennial Communications/Cellular Operating LLC
  Sr Nts
    02-01-14                    8.13        1,000,000                 972,500

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   19

-----------------------------------------------------------------------------
BONDS (CONTINUED)
-----------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
WIRELESS (CONT.)
Dobson Cellular Systems
  Secured
    11-01-11                    8.38%    $  1,765,000            $  1,826,775
Rogers Wireless
  Secured
    05-01-11                    9.63        1,275,000(c)            1,408,875
    12-15-12                    7.25          940,000(c)              951,750
    03-01-14                    6.38           55,000(c)               52,800
Rogers Wireless
  Sr Sub Nts
    12-15-12                    8.00          755,000(c)              777,650
Rural Cellular
  Secured
    03-15-12                    8.25        1,815,000(d)            1,873,988
Windstream
  Sr Nts
    08-01-16                    8.63        3,135,000(d)            3,260,400
                                                                 ------------
Total                                                              12,235,263
-----------------------------------------------------------------------------

WIRELINES (5.1%)
AT&T
    05-15-36                    6.80        2,545,000               2,560,888
Citizens Communications
    05-15-11                    9.25          775,000                 840,875
Embarq
    06-01-16                    7.08        1,700,000               1,710,872
GCI
  Sr Nts
    02-15-14                    7.25        1,385,000               1,322,675
Level 3 Financing
    10-15-11                   10.75        1,000,000               1,047,500
Qwest
    03-15-12                    8.88        3,530,000               3,803,576
Qwest
  Sr Nts
    06-15-15                    7.63        2,205,000               2,240,831
Telecom Italia Capital
    10-01-15                    5.25        1,175,000(c)            1,080,096
Valor Telecommunications Enterprises LLC/Finance
    02-15-15                    7.75        3,005,000               3,140,225
                                                                 ------------
Total                                                              17,747,538
-----------------------------------------------------------------------------

TOTAL BONDS
(Cost: $329,717,673)                                             $325,450,460
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
SENIOR LOANS (2.4%)(f)
-----------------------------------------------------------------------------

BORROWER                      COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
ENTERTAINMENT (0.2%)
Hit Entertainment
  Tranche C Term Loan
    02-24-12                   10.95%    $    800,000            $    803,752
-----------------------------------------------------------------------------

PAPER (1.4%)
Georgia Pacific
  2nd Lien Term Loan
    12-23-13                    8.30        4,600,000               4,636,707
-----------------------------------------------------------------------------

RETAILERS (0.5%)
Toys "R" Us
  Tranche B Term Loan
    07-19-12                    9.64        1,900,000               1,915,827
-----------------------------------------------------------------------------

WIRELINES (0.3%)
Qwest
  Tranche B Term Loan
    06-30-10                   11.00        1,000,000                 994,170
-----------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $8,364,670)                                               $  8,350,456
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
SHORT-TERM SECURITIES (2.4%)
-----------------------------------------------------------------------------

ISSUER                                      AMOUNT                   VALUE(a)
                           EFFECTIVE      PAYABLE AT
                             YIELD         MATURITY
COMMERCIAL PAPER
Chesham Finance LLC
    08-01-06                    5.30%    $  8,500,000            $  8,498,749
-----------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $8,500,000)                                               $  8,498,749
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $346,582,343)(g)                                          $342,299,665
=============================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

20   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2006.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2006, the value of foreign securities represented 7.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, the value of these securities amounted to $71,916,235 or 20.6% of net assets.

(e) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(f) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(g) At July 31, 2006, the cost of securities for federal income tax purposes was $346,732,742 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $  2,380,608
      Unrealized depreciation                                      (6,813,685)
      ------------------------------------------------------------------------
      Net unrealized depreciation                                $ (4,433,077)
      ------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   21

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2006

ASSETS
Investments in securities, at value (Note 1)
     (identified cost $346,582,343)                                                     $ 342,299,665
Cash in bank on demand deposit                                                                 47,586
Capital shares receivable                                                                     185,019
Accrued interest receivable                                                                 6,586,467
Receivable for investment securities sold                                                   3,537,443
Other receivable                                                                               12,512
------------------------------------------------------------------------------------------------------
Total assets                                                                              352,668,692
------------------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable to shareholders                                                             313,526
Capital shares payable                                                                        108,328
Payable for investment securities purchased                                                 2,545,365
Accrued investment management services fee                                                     17,529
Accrued distribution fee                                                                        9,133
Accrued service fee                                                                                 3
Accrued transfer agency fee                                                                     1,518
Accrued administrative services fee                                                             2,012
Other accrued expenses                                                                         77,331
------------------------------------------------------------------------------------------------------
Total liabilities                                                                           3,074,745
------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                      $ 349,593,947
======================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                $     346,077
Additional paid-in capital                                                                354,565,944
Undistributed net investment income                                                           525,556
Accumulated net realized gain (loss)                                                       (1,573,464)
Unrealized appreciation (depreciation) on investments                                      (4,270,166)
------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                $ 349,593,947
======================================================================================================
Net assets applicable to outstanding shares:                                  Class A   $ 193,826,099
                                                                              Class B   $  56,859,933
                                                                              Class C   $   5,758,331
                                                                              Class I   $  92,818,603
                                                                              Class Y   $     330,981
Net asset value per share of outstanding capital stock: Class A shares     19,193,076   $       10.10
                                                        Class B shares      5,632,539   $       10.09
                                                        Class C shares        570,511   $       10.09
                                                        Class I shares      9,178,858   $       10.11
                                                        Class Y shares         32,755   $       10.10
------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

22   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

STATEMENT OF OPERATIONS

YEAR ENDED JULY 31, 2006
INVESTMENT INCOME
Income:
Interest                                                                                $  26,971,541
------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                          2,229,460
Distribution fee
     Class A                                                                                  504,284
     Class B                                                                                  707,566
     Class C                                                                                   64,272
Transfer agency fee                                                                           376,428
Incremental transfer agency fee
     Class A                                                                                   25,861
     Class B                                                                                   16,966
     Class C                                                                                    1,567
Service fee -- Class Y                                                                            443
Administrative services fees and expenses                                                     253,936
Compensation of board members                                                                   9,980
Custodian fees                                                                                 46,372
Printing and postage                                                                           79,365
Registration fees                                                                              48,566
Audit fees                                                                                     20,500
Other                                                                                           8,867
------------------------------------------------------------------------------------------------------
Total expenses                                                                              4,394,433
     Earnings and bank fee credits on cash balances (Note 2)                                  (15,138)
------------------------------------------------------------------------------------------------------
Total net expenses                                                                          4,379,295
------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                            22,592,246
------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
     Security transactions (Note 3)                                                          (752,675)
     Reimbursement from affiliate (Note 2)                                                        203
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                      (752,472)
Net change in unrealized appreciation (depreciation) on investments                        (9,592,694)
------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                            (10,345,166)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                         $  12,247,080
======================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   23

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                                        2006             2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                       $  22,592,246    $   18,006,119
Net realized gain (loss) on investments                                    (752,472)        5,883,986
Net change in unrealized appreciation (depreciation) on investments      (9,592,694)        3,758,886
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          12,247,080        27,648,991
------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net Investment income
      Class A                                                           (12,341,389)      (11,152,655)
      Class B                                                            (3,779,621)       (3,561,657)
      Class C                                                              (344,551)         (323,947)
      Class I                                                            (5,625,284)       (2,972,648)
      Class Y                                                               (27,770)          (20,593)
   Net realized gain
      Class A                                                            (2,925,577)       (2,417,503)
      Class B                                                            (1,051,547)         (839,733)
      Class C                                                               (96,210)          (77,772)
      Class I                                                            (1,240,162)         (517,890)
      Class Y                                                                (6,546)           (3,854)
------------------------------------------------------------------------------------------------------
Total distributions                                                     (27,438,657)      (21,888,252)
------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                               63,999,387       102,757,119
   Class B shares                                                        17,419,619        39,345,095
   Class C shares                                                         2,091,616         3,414,113
   Class I shares                                                        33,986,524        54,112,824
   Class Y shares                                                            63,145           100,262
Reinvestment of distributions at net asset value
   Class A shares                                                        12,658,524         9,998,956
   Class B shares                                                         4,133,835         3,880,864
   Class C shares                                                           372,261           350,480
   Class I shares                                                         6,786,582         3,493,537
   Class Y shares                                                            33,278            23,823
Payments for redemptions
   Class A shares                                                       (70,969,552)      (98,436,259)
   Class B shares (Note 2)                                              (40,883,374)      (21,123,119)
   Class C shares (Note 2)                                               (3,290,761)       (2,221,713)
   Class I shares                                                       (13,066,538)      (10,794,352)
   Class Y shares                                                          (152,428)          (10,437)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions        13,182,118        84,891,193
------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                  (2,009,459)       90,651,932
Net assets at beginning of year                                         351,603,406       260,951,474
------------------------------------------------------------------------------------------------------
Net assets at end of year                                             $ 349,593,947    $  351,603,406
======================================================================================================
Undistributed net investment income                                   $     525,556    $       51,722
------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

24   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Bond Series, Inc. (formerly AXP Discovery Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Bond Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At July 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial), IDS Life Insurance Company and the affiliated funds-of-funds owned 100% of Class I shares, which represents 26.55% of the Fund's net assets.

At July 31, 2006, Ameriprise Financial and the affiliated funds-of-funds owned approximately 27% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   25

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2006, the Fund has no outstanding forward-commitments.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase


------------------------------------------------------------------------------

26   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT
cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   27

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $203 and accumulated net realized loss has been increased by $203.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                                   2006           2005
------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income..............................$14,288,126   $  13,350,209
      Long-term capital gain...........................978,840         219,949

CLASS B
Distributions paid from:
      Ordinary income................................4,479,341       4,324,988
      Long-term capital gain...........................351,827          76,402

CLASS C
Distributions paid from:
      Ordinary income..................................408,571         394,643
      Long-term capital gain............................32,190           7,076

CLASS I
Distributions paid from:
      Ordinary income................................6,450,512       3,443,420
      Long-term capital gain...........................414,934          47,118

CLASS Y
Distributions paid from:
      Ordinary income...................................32,126          24,096
      Long-term capital gain.............................2,190             351


------------------------------------------------------------------------------

28   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

At July 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...............................$   886,647
Accumulated long-term gain (loss)...........................$     4,943
Unrealized appreciation (depreciation)......................$(5,896,138)

RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, that will result from the adoption of FIN 48.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.61% to 0.38% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.61% prior to 0.485% annually as the Fund's assets increased.


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   29

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.025% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $20.50

o     Class B $21.50

o     Class C $21.00

o     Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.


------------------------------------------------------------------------------

30   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $357,979 for Class A, $127,534 for Class B and $1,080 for Class C for year ended July 31, 2006.

Effective as of Aug. 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until July 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 1.14% for Class A, 1.90% for Class B, 1.90% for Class C, 0.79% for Class I and 0.98% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2006, the Fund's custodian and transfer agency fees were reduced by $15,138 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time reimbursement of $203 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $461,769,707 and $453,426,218, respectively, for the year ended July 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                          YEAR ENDED JULY 31, 2006
                           CLASS A      CLASS B     CLASS C     CLASS I     CLASS Y
-----------------------------------------------------------------------------------
Sold                       6,209,798    1,689,147    202,585    3,296,286     6,118
Issued for reinvested
 distributions             1,236,287      403,782     36,362      662,318     3,249
Redeemed                  (6,916,081)  (3,982,657)  (320,152)  (1,281,971)  (15,136)
-----------------------------------------------------------------------------------
Net increase (decrease)      530,004   (1,889,728)   (81,205)   2,676,633    (5,769)
-----------------------------------------------------------------------------------

                                          YEAR ENDED JULY 31, 2005
                           CLASS A      CLASS B     CLASS C     CLASS I     CLASS Y
-----------------------------------------------------------------------------------
Sold                       9,755,075    3,734,496    323,893    5,127,282     9,489
Issued for reinvested
 distributions               950,257      368,918     33,316      332,077     2,264
Redeemed                  (9,317,916)  (2,014,470)  (211,432)  (1,038,209)     (996)
-----------------------------------------------------------------------------------
Net increase (decrease)    1,387,416    2,088,944    145,777    4,421,150    10,757
-----------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   31

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended July 31, 2006.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $1,475,572 at July 31, 2006, that if not offset by capital gains will expire in 2015. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.


------------------------------------------------------------------------------

32   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   33

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

-------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------
Fiscal period ended July 31,                 2006        2005        2004        2003(b)
Net asset value, beginning of period      $ 10.53     $ 10.30     $  9.70     $  9.97
-------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .64         .61         .62         .06
Net gains (losses)
(both realized and unrealized)               (.30)        .35         .60        (.27)
-------------------------------------------------------------------------------------
Total from investment operations              .34         .96        1.22        (.21)
-------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income         (.62)       (.61)       (.62)       (.06)
Distributions from realized gains            (.15)       (.12)         --          --
-------------------------------------------------------------------------------------
Total distributions                          (.77)       (.73)       (.62)       (.06)
-------------------------------------------------------------------------------------
Net asset value, end of period            $ 10.10     $ 10.53     $ 10.30     $  9.70
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
Net assets, end of period (in millions)   $   194     $   197     $   178     $    56
-------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(c)                          1.14%       1.10%       1.08%       1.16%(d),(e)
-------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                  6.25%       5.73%       5.97%       5.59%(d)
-------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)             130%        124%        133%         26%
-------------------------------------------------------------------------------------
Total return(f)                              3.49%       9.52%      12.72%      (2.04%)(g)
-------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 2.51% for the period ended July 31, 2003.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

34   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

CLASS B

-------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------
Fiscal period ended July 31,                 2006        2005        2004        2003(b)
Net asset value, beginning of period      $ 10.53     $ 10.30     $  9.70     $  9.97
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .56         .53         .54         .05
Net gains (losses)
(both realized and unrealized)               (.30)        .35         .60        (.27)
-------------------------------------------------------------------------------------
Total from investment operations              .26         .88        1.14        (.22)
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.55)       (.53)       (.54)       (.05)
Distributions from realized gains            (.15)       (.12)         --          --
-------------------------------------------------------------------------------------
Total distributions                          (.70)       (.65)       (.54)       (.05)
-------------------------------------------------------------------------------------
Net asset value, end of period            $ 10.09     $ 10.53     $ 10.30     $  9.70
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
Net assets, end of period (in millions)   $    57     $    79     $    56     $     4
-------------------------------------------------------------------------------------
Ratio of expenses to
average daily net assets(c)                  1.90%       1.86%       1.83%       1.88%(d),(e)
-------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                  5.46%       4.99%       5.22%       5.14%(d)
-------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)             130%        124%        133%         26%
-------------------------------------------------------------------------------------
Total return(f)                              2.60%       8.70%      11.90%      (2.11%)(g)
-------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 3.27% for the period ended July 31, 2003.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   35

CLASS C

-------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------
Fiscal period ended July 31,                 2006        2005        2004        2003(b)
Net asset value, beginning of period      $ 10.53     $ 10.30     $  9.69     $  9.97
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .56         .53         .54         .05
Net gains (losses)
(both realized and unrealized)               (.30)        .35         .61        (.28)
-------------------------------------------------------------------------------------
Total from investment operations              .26         .88        1.15        (.23)
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.55)       (.53)       (.54)       (.05)
Distributions from realized gains            (.15)       (.12)         --          --
-------------------------------------------------------------------------------------
Total distributions                          (.70)       (.65)       (.54)       (.05)
-------------------------------------------------------------------------------------
Net asset value, end of period            $ 10.09     $ 10.53     $ 10.30     $  9.69
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
Net assets, end of period (in millions)   $     6     $     7     $     5     $     1
-------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(c)                          1.90%       1.86%       1.83%       1.61%(d),(e)
-------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                  5.48%       4.98%       5.20%       5.45%(d)
-------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)             130%        124%        133%         26%
-------------------------------------------------------------------------------------
Total return(f)                              2.60%       8.69%      12.01%      (2.19%)(g)
-------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 3.27% for the period ended July 31, 2003.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

36   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

CLASS I

-------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------
Fiscal period ended July 31,                 2006        2005        2004(b)
Net asset value, beginning of period      $ 10.55     $ 10.32     $ 10.41
-------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .68         .65         .27
Net gains (losses)
(both realized and unrealized)               (.30)        .35        (.10)
-------------------------------------------------------------------------
Total from investment operations              .38        1.00         .17
-------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.67)       (.65)       (.26)
Distributions from realized gains            (.15)       (.12)         --
-------------------------------------------------------------------------
Total distributions                          (.82)       (.77)       (.26)
-------------------------------------------------------------------------
Net asset value, end of period            $ 10.11     $ 10.55     $ 10.32
-------------------------------------------------------------------------

-------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------
Net assets, end of period (in millions)   $    93     $    69     $    21
-------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(c)                           .74%        .74%        .76%(d)
-------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                  6.67%       6.15%       6.40%(d)
-------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)             130%        124%        133%
-------------------------------------------------------------------------
Total return(e)                              3.81%       9.92%       1.58%(f)
-------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   37

CLASS Y

-------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------
Fiscal period ended July 31,                 2006        2005        2004        2003(b)
Net asset value, beginning of period      $ 10.54     $ 10.31     $  9.70     $  9.97
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .66         .62         .63         .06
Net gains (losses)
(both realized and unrealized)               (.31)        .36         .61        (.27)
-------------------------------------------------------------------------------------
Total from investment operations              .35         .98        1.24        (.21)
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.64)       (.63)       (.63)       (.06)
Distributions from realized gains            (.15)       (.12)         --          --
-------------------------------------------------------------------------------------
Total distributions                          (.79)       (.75)       (.63)       (.06)
-------------------------------------------------------------------------------------
Net asset value, end of period            $ 10.10     $ 10.54     $ 10.31     $  9.70
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
Net assets, end of period (in millions)   $    --     $    --     $    --     $    --
-------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(c)                           .97%        .94%        .92%       1.01%(d),(e)
-------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                  6.42%       5.91%       6.08%       5.71%(d)
-------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)             130%        124%        133%         26%
-------------------------------------------------------------------------------------
Total return(f)                              3.57%       9.70%      13.00%      (2.03%)(g)
-------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 2.35% for the period ended July 31, 2003.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

38   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE BOND SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Income Opportunities Fund (a series of RiverSource Bond Series, Inc.) as of July 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2006 and the financial highlights for each of the years in the three-year period ended July 31, 2006, and for the period from June 19, 2003 (when shares became publicly available) to July 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Income Opportunities Fund as of July 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Minneapolis, Minnesota

September 20, 2006


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   39

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2006

CLASS A

INCOME DISTRIBUTIONS -- taxable as dividend income:

    Qualified Dividend Income for individuals ............................0.00%
    Dividends Received Deduction for corporations ........................0.00%

PAYABLE DATE                                                         PER SHARE
Aug. 29, 2005 .......................................................$ 0.04900
Sept. 29, 2005 ........................................................0.04900
Oct. 27, 2005 .........................................................0.04900
Nov. 29, 2005 .........................................................0.06000
Dec. 22, 2005 .........................................................0.15962
Jan. 26, 2006 .........................................................0.05143
Feb. 27, 2006 .........................................................0.05694
March 27, 2006 ........................................................0.04750
April 26, 2006 ........................................................0.04750
May 25, 2006 ..........................................................0.04900
June 26, 2006 .........................................................0.05000
July 26, 2006 .........................................................0.05499
Total ...............................................................$ 0.72398

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE
Dec. 22, 2005 .......................................................$ 0.05009
Total distributions .................................................$ 0.77407


------------------------------------------------------------------------------

40   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

CLASS B

INCOME DISTRIBUTIONS -- taxable as dividend income:

    Qualified Dividend Income for individuals.............................0.00%
    Dividends Received Deduction for corporations.........................0.00%

PAYABLE DATE                                                         PER SHARE
Aug. 29, 2005........................................................$ 0.04191
Sept. 29, 2005.........................................................0.04222
Oct. 27, 2005..........................................................0.04315
Nov. 29, 2005..........................................................0.05289
Dec. 22, 2005..........................................................0.15465
Jan. 26, 2006..........................................................0.04394
Feb. 27, 2006..........................................................0.05006
March 27, 2006.........................................................0.04149
April 26, 2006.........................................................0.04107
May 25, 2006...........................................................0.04279
June 26, 2006..........................................................0.04322
July 26, 2006..........................................................0.04856
Total................................................................$ 0.64595

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE
Dec. 22, 2005........................................................$ 0.05009
Total distributions..................................................$ 0.69604

CLASS C

INCOME DISTRIBUTIONS -- taxable as dividend income:

    Qualified Dividend Income for individuals.............................0.00%
    Dividends Received Deduction for corporations.........................0.00%

PAYABLE DATE                                                         PER SHARE
Aug. 29, 2005........................................................$ 0.04198
Sept. 29, 2005.........................................................0.04222
Oct. 27, 2005..........................................................0.04314
Nov. 29, 2005..........................................................0.05288
Dec. 22, 2005..........................................................0.15459
Jan. 26, 2006..........................................................0.04391
Feb. 27, 2006..........................................................0.05004
March 27, 2006.........................................................0.04148
April 26, 2006.........................................................0.04106
May 25, 2006...........................................................0.04279
June 26, 2006..........................................................0.04322
July 26, 2006..........................................................0.04865
Total................................................................$ 0.64596

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE
Dec. 22, 2005........................................................$ 0.05009
Total distributions..................................................$ 0.69605


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   41

CLASS I

INCOME DISTRIBUTIONS -- taxable as dividend income:

    Qualified Dividend Income for individuals.............................0.00%
    Dividends Received Deduction for corporations.........................0.00%

PAYABLE DATE                                                         PER SHARE
Aug. 29, 2005........................................................$ 0.05266
Sept. 29, 2005.........................................................0.05257
Oct. 27, 2005..........................................................0.05217
Nov. 29, 2005..........................................................0.06378
Dec. 22, 2005..........................................................0.16226
Jan. 26, 2006..........................................................0.05541
Feb. 27, 2006..........................................................0.06060
March 27, 2006.........................................................0.05070
April 26, 2006.........................................................0.05093
May 25, 2006...........................................................0.05232
June 26, 2006..........................................................0.05364
July 26, 2006..........................................................0.05840
Total................................................................$ 0.76544

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE
Dec. 22, 2005........................................................$ 0.05009
Total distributions..................................................$ 0.81553

CLASS Y

INCOME DISTRIBUTIONS -- taxable as dividend income:

    Qualified Dividend Income for individuals.............................0.00%
    Dividends Received Deduction for corporations.........................0.00%

PAYABLE DATE                                                         PER SHARE
Aug. 29, 2005........................................................$ 0.05057
Sept. 29, 2005.........................................................0.05054
Oct. 27, 2005..........................................................0.05040
Nov. 29, 2005..........................................................0.06161
Dec. 22, 2005..........................................................0.16077
Jan. 26, 2006..........................................................0.05314
Feb. 27, 2006..........................................................0.05852
March 27, 2006.........................................................0.04888
April 26, 2006.........................................................0.04898
May 25, 2006...........................................................0.05043
June 26, 2006..........................................................0.05156
July 26, 2006..........................................................0.05643
Total................................................................$ 0.74183

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE
Dec. 22, 2005........................................................$ 0.05009
Total distributions..................................................$ 0.79192


------------------------------------------------------------------------------

42   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   43

                                 BEGINNING         ENDING           EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING         ANNUALIZED
                               FEB. 1, 2006     JULY 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------------
  Actual(b)                       $1,000          $1,014.40          $5.69(c)             1.14%
---------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)     $1,000          $1,019.14          $5.71(c)             1.14%
---------------------------------------------------------------------------------------------------
Class B
---------------------------------------------------------------------------------------------------
  Actual(b)                       $1,000          $1,009.60          $9.47(c)             1.90%
---------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)     $1,000          $1,015.37          $9.49(c)             1.90%
---------------------------------------------------------------------------------------------------
Class C
---------------------------------------------------------------------------------------------------
  Actual(b)                       $1,000          $1,009.60          $9.47(c)             1.90%
---------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)     $1,000          $1,015.37          $9.49(c)             1.90%
---------------------------------------------------------------------------------------------------
Class I
---------------------------------------------------------------------------------------------------
  Actual(b)                       $1,000          $1,015.40          $3.70(c)              .74%
---------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)     $1,000          $1,021.12          $3.71(c)              .74%
---------------------------------------------------------------------------------------------------
Class Y
---------------------------------------------------------------------------------------------------
  Actual(b)                       $1,000          $1,014.30          $4.84(c)              .97%
---------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)     $1,000          $1,019.98          $4.86(c)              .97%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended July 31, 2006:
      +1.44% for Class A, +0.96% for Class B, +0.96% for Class C, +1.54% for Class I and +1.43% for Class Y.

(c) Effective as of Aug. 1, 2006, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 1.14% for Class A; 1.90% for Class B; 1.90% for Class C; 0.79% for Class I and 0.98% for Class Y. If this change had been in place for the entire six-month period ended July 31, 2006, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table above.


------------------------------------------------------------------------------

44   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 99 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                             POSITION HELD
ADDRESS,                          WITH FUND AND         PRINCIPAL OCCUPATION                  OTHER
AGE                               LENGTH OF SERVICE     DURING PAST FIVE YEARS                DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                    Board member          Chief Justice, Minnesota Supreme
901 S. Marquette Ave.             since 2006            Court, 1998-2005
Minneapolis, MN 55402
Age 52
------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson                   Board member          Chair, Board Services Corporation
901 S. Marquette Ave.             since 1999            (provides administrative services
Minneapolis, MN 55402                                   to boards); former Governor
Age 71                                                  of Minnesota
------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn                 Board member          Trustee Professor of Economics and
901 S. Marquette Ave.             since 2004            Management, Bentley College;
Minneapolis, MN 55402                                   former Dean, McCallum Graduate
Age 55                                                  School of Business, Bentley College
------------------------------------------------------------------------------------------------------------------------
Anne P. Jones                     Board member          Attorney and Consultant
901 S. Marquette Ave.             since 1985
Minneapolis, MN 55402
Age 71
------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind                   Board member          Former Managing Director,             American Progressive
901 S. Marquette Ave.             since 2005            Shikiar Asset Management              Insurance
Minneapolis, MN 55402
Age 70
------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.             Board member          President Emeritus and                Valmont Industries, Inc.
901 S. Marquette Ave.             since 2002            Professor of Economics,               (manufactures irrigation
Minneapolis, MN 55402                                   Carleton College                      systems)
Age 67
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   45

NAME,                             POSITION HELD
ADDRESS,                          WITH FUND AND         PRINCIPAL OCCUPATION                  OTHER
AGE                               LENGTH OF SERVICE     DURING PAST FIVE YEARS                DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia            Board member          Director, Enterprise Asset            Strategic Distribution,
901 S. Marquette Ave.             since 2004            Management, Inc. (private real        Inc. (transportation,
Minneapolis, MN 55402                                   estate and asset management           distribution and logistics
Age 54                                                  company)                              consultants)
------------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor                    Board member          President and Chief Executive
901 S. Marquette Ave.             since 2006            Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                                   Insurance Company, Inc. since 1999
Age 53
------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby              Board member          Chief Executive Officer, RiboNovix,   Hybridon, Inc.
901 S. Marquette Ave.             since 2002            Inc. since 2003 (biotechnology);      (biotechnology);
Minneapolis, MN 55402                                   former President, Forester Biotech    American Healthways,
Age 62                                                                                        Inc. (health management
                                                                                              programs)
------------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                             POSITION HELD
ADDRESS,                          WITH FUND AND         PRINCIPAL OCCUPATION                  OTHER
AGE                               LENGTH OF SERVICE     DURING PAST FIVE YEARS                DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------
William F. Truscott**             Board member          President, Ameriprise Certificate
53600 Ameriprise                  since 2001,           Company since 2006; President -
Financial Center                  Vice President        U.S. Asset Management and Chief
Minneapolis, MN 55474             since 2002,           Investment Officer, Ameriprise
Age 46                            Acting President      Financial, Inc. and President,
                                  since 2006            Chairman of the Board and Chief
                                                        Investment Officer, RiverSource
                                                        Investments, LLC since 2005; Senior
                                                        Vice President - Chief Investment
                                                        Officer, Ameriprise Financial, Inc.
                                                        and Chairman of the Board and Chief
                                                        Investment Officer, RiverSource
                                                        Investments, LLC, 2001-2005
------------------------------------------------------------------------------------------------------------------------

 * Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

** Paula R. Meyer resigned her position as President for the RiverSource funds. Mr. Truscott has been appointed Acting President and will be assuming the responsibilities of President until a permanent replacement for Ms. Meyer is found.


------------------------------------------------------------------------------

46   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President and Acting President, the Fund's other officers are:

FUND OFFICERS

NAME,                             POSITION HELD
ADDRESS,                          WITH FUND AND         PRINCIPAL OCCUPATION
AGE                               LENGTH OF SERVICE     DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                    Treasurer             Vice President - Investment Accounting, Ameriprise Financial,
105 Ameriprise                    since 2002            Inc., since 2002; Vice President - Finance, American Express
Financial Center                                        Company, 2000-2002
Minneapolis, MN 55474
Age 51
------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley                Vice President        Executive Vice President - Equity and Fixed Income,
172 Ameriprise                    since 2004            Ameriprise Financial, Inc. and RiverSource Investments, LLC
Financial Center                                        since 2006; Vice President - Investments, Ameriprise
Minneapolis, MN 55474                                   Certificate Company since 2003; Senior Vice President - Fixed
Age 42                                                  Income, Ameriprise Financial, Inc., 2002-2006 and
                                                        RiverSource Investments, LLC, 2004-2006; Managing Director,
                                                        Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg                     Vice President,       President of Board Services Corporation
901 S. Marquette Ave.             General Counsel,
Minneapolis, MN 55402             and Secretary
Age 68                            since 1978
------------------------------------------------------------------------------------------------------------------------
Edward S. Dryden*                 Acting Chief          Chief Compliance Officer, Ameriprise Certificate Company since
1875 Ameriprise                   Compliance Officer    2006; Vice President - Asset Management Compliance,
Financial Center                  since 2006            RiverSource Investments, LLC since 2006; Chief Compliance
Minneapolis, MN 55474                                   Officer - Mason Street Advisors, LLC, 2002-2006
Age 41
------------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                    Anti-Money            Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise                   Laundering Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Financial Center                  since 2004            Laundering, Ameriprise Financial, Inc., 2003-2004;
Minneapolis, MN 55474                                   Compliance Director and Bank Secrecy Act Officer,
Age 42                                                  American Express Centurion Bank, 2000-2003
------------------------------------------------------------------------------------------------------------------------

* Beth E. Weimer resigned her position as Chief Compliance Officer for the RiverSource funds. Mr. Dryden has been appointed Acting Chief Compliance Officer and will be assuming the responsibilities of Chief Compliance Officer until a permanent replacement for Ms. Weimer is found.

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


------------------------------------------------------------------------------

RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT   47

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

48   RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 ANNUAL REPORT

RIVERSOURCE(SM) INCOME OPPORTUNITIES FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds


RIVERSOURCE [LOGO](SM)   This report must be accompanied or preceded by the
     INVESTMENTS         Fund's current prospectus. RiverSource(SM) mutual
                         funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members
                         NASD, and managed by RiverSource Investments, LLC.
                         These companies are part of Ameriprise Financial, Inc.
                                                               S-6266 F (9/06)

Annual Report

                                                        RIVERSOURCE [LOGO](SM)
                                                               INVESTMENTS

   RIVERSOURCE(SM)
   INFLATION PROTECTED SECURITIES FUND

------------------------------------------------------------------------------

   ANNUAL REPORT FOR
   THE PERIOD ENDED
   JULY 31, 2006

>  RIVERSOURCE INFLATION PROTECTED
   SECURITIES FUND SEEKS TO
   PROVIDE SHAREHOLDERS WITH TOTAL
   RETURN THAT EXCEEDS THE RATE OF
   INFLATION OVER THE LONG TERM.

------------------------------------------------------------------------------

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot ...........................................................    3

Performance Summary .....................................................    5

Questions & Answers with Portfolio Management ...........................    7

The Fund's Long-term Performance ........................................   12

Investments in Securities ...............................................   14

Financial Statements ....................................................   15

Notes to Financial Statements ...........................................   18

Report of Independent Registered Public Accounting Firm .................   32

Federal Income Tax Information ..........................................   33

Fund Expenses Example ...................................................   36

Board Members and Officers ..............................................   38

Approval of Investment Management Services Agreement ....................   41

Proxy Voting ............................................................   41

                                    [LOGO]
                                 DALBAR RATED
                                     2006
                              FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


------------------------------------------------------------------------------

2  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT

FUND SNAPSHOT AT JULY 31, 2006

------------------------------------------------------------------------------
FUND OVERVIEW
------------------------------------------------------------------------------

RiverSource Inflation Protected Securities Fund invests primarily in inflation-protected debt securities issued by the U.S. Treasury known as TIPS. The Fund's high quality portfolio minimizes credit risk and offers long-term inflation protection.

------------------------------------------------------------------------------
SECTOR BREAKDOWN
------------------------------------------------------------------------------

Percentage of portfolio assets

Short-Term Securities                           1.5%       [PIE CHART]
U.S. Government Obligations & Agencies         98.5%

------------------------------------------------------------------------------
QUALITY BREAKDOWN
------------------------------------------------------------------------------

Percentage of bond portfolio assets

AAA bonds                                      100.0%      [PIE CHART]

Bond ratings apply to underlying holdings for the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal system when Moody's doesn't provide a rating.

Principal risks associated with the RiverSource Inflation Protected Securities Fund include credit risk, diversification risk, inflation protected securities risk, and interest rate risk. See the fund's prospectus for information on these and other risks associated with the fund. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. Government. The U.S. Government guarantee applies only to the underlying TIPS securities, and not the Fund itself.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


------------------------------------------------------------------------------

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT  3

FUND SNAPSHOT AT JULY 31, 2006

------------------------------------------------------------------------------
STYLE MATRIX
------------------------------------------------------------------------------

[CHART] Shading within the style matrix indicates areas in which the Fund generally invests.

       DURATION
SHORT    INT.   LONG
          X           HIGH
                      MEDIUM   QUALITY
                      LOW

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

------------------------------------------------------------------------------
PORTFOLIO MANAGER
------------------------------------------------------------------------------

                                                   YEARS IN INDUSTRY
Jamie Jackson, CFA                                        18

The Fund is managed by a team led by Jamie Jackson

------------------------------------------------------------------------------
FUND FACTS
------------------------------------------------------------------------------

                                         TICKER SYMBOL        INCEPTION DATE
Class A                                          APSAX                3/4/04
Class B                                          APSBX                3/4/04
Class C                                             --                3/4/04
Class I                                          AIPIX                3/4/04
Class Y                                             --                3/4/04

Total net assets                                              $280.7 million

Number of holdings                                                        12

Weighted average life(1)                                          10.3 years

Effective duration(2)                                              5.3 years

Weighted average bond rating(3)                                          AAA

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases. This number reflects an adjustment for the inflation adjustment component of the Fund's holdings.

(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.


------------------------------------------------------------------------------

4  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

                            PERFORMANCE COMPARISON
                       For the year ended July 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Inflation Protected Securities Fund
Class A (excluding sales charge)                        +1.53%

Lehman Brothers U.S. Treasury Inflation
Notes Index (unmanaged)                                 +2.10%

(see "The Fund's Long-term Performance" for Index description)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The index does not reflect the effects of sales charges, expenses and taxes.

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT  5

-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------------------------
                             CLASS A                CLASS B             CLASS C          CLASS I     CLASS Y
(INCEPTION DATES)            (3/4/04)               (3/4/04)            (3/4/04)         (3/4/04)    (3/4/04)
                                                          AFTER                AFTER
                         NAV(1)     POP(2)     NAV(1)     CDSC(3)    NAV(1)    CDSC(4)     NAV(5)     NAV(5)
AT JULY 31, 2006
-------------------------------------------------------------------------------------------------------------
1 year                   +1.53%     -3.30%     +0.73%     -4.12%     +0.73%     -0.24%     +1.84%     +1.57%
-------------------------------------------------------------------------------------------------------------
Since inception          +2.33%     +0.28%     +1.50%     -0.07%     +1.48%     +1.48%     +2.61%     +2.44%
-------------------------------------------------------------------------------------------------------------

AT JUNE 30, 2006
-------------------------------------------------------------------------------------------------------------
1 year                   -2.00%     -6.66%     -2.87%     -7.55%     -2.87%     -3.80%     -1.71%     -1.86%
-------------------------------------------------------------------------------------------------------------
Since inception          +1.73%     -0.38%     +0.90%     -0.72%     +0.88%     +0.88%     +2.01%     +1.88%
-------------------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.


------------------------------------------------------------------------------

6  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Jamie Jackson, Portfolio Manager for RiverSource Inflation Protected Securities Fund, discusses the Fund's results and strategy for the 12 months ended July 31, 2006.

At July 31, 2006, approximately 53% of the Fund's total outstanding shares were owned in aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Inflation Protected Securities Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 24, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Inflation Protected Securities Fund may experience increased expenses as it buys and sells securities to manage transactions for affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 22 and 36.

Q: How did RiverSource Inflation Protected Securities Fund perform for the annual period?

A: RiverSource Inflation Protected Securities Fund's Class A shares (excluding sales charge) returned 1.53% for the 12 months ended July 31, 2006. The Fund underperformed its benchmark, the unmanaged Lehman Brothers U.S. Treasury Inflation Notes Index (Lehman Index), which gained 2.10%.

Q:    What factors most significantly affected the Fund's performance?

A: The Fund benefited from its near exclusive focus on Treasury Inflation Protected Securities (TIPS), whose interest payments are automatically adjusted to help offset inflation, as the increase in overall inflation that accrued to the Fund during the annual period was 4.17%. It is important to note that on a monthly basis, the inflation rate registered several outsized spikes and drops throughout the 12-month period. For example, partly in response to higher energy prices caused by tight supply and by disruptions in domestic energy infrastructure following the Gulf Coast hurricanes, overall inflation surged at a monthly rate of 1.2% in September 2005. This rate of increase, which translated to an annualized accretion rate of 15.7%, was virtually unheard of and was higher than it had been at any point since TIPS were introduced in 1997.


------------------------------------------------------------------------------

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT  7

QUESTIONS & ANSWERS

When reviewing the performance of TIPS, it is critical to distinguish between overall inflation and core inflation. Overall inflation takes into consideration food and energy as a component of the cost of living. It is the overall inflation rate to which the principal and interest on TIPS are tied. Actual inflation came in higher than expected for much of the period. For the 12-month period ended July 31, 2006, overall inflation rose 4.1%, according to the latest available government data. In contrast, core inflation, a measure closely monitored by the Federal Reserve Board (the Fed), which excludes food and energy, rarely changes dramatically on a monthly basis. Core inflation hovered close to 2% -- a rate considered neutral by the Fed -- for most of the period before moving outside the Fed's "comfort zone" toward the end of the fiscal year. For the 12-month period ended July 31, 2006, core inflation rose 2.7%.

The Fund benefited from holding no nominal U.S. Treasuries during the period, as TIPS outperformed nominal Treasury securities, or non-inflation protected Treasury securities, for the 12 months. TIPS benefited from rising inflation figures and from a more modest increase in yields compared to nominal Treasuries.

Also contributing positively to the Fund's results was its defensive positioning in the form of duration, a measure of the Fund's sensitivity to interest rates, that was shorter than the Lehman Index for most of the period. We had the Fund positioned for higher rates, and TIPS yields did indeed rise during the period.


------------------------------------------------------------------------------

8  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

Further supporting the Fund's results was its position in non-U.S. dollar bonds. Non-U.S. dollar bonds are bonds denominated in foreign currencies. The Fund's allocation was divided equally between U.K. government bonds and German bonds. A weakening of the U.S. dollar vs. both the euro and the British pound during the annual period increased the value of the Fund's non-U.S. dollar bonds in U.S. dollar terms. Remember, as the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases and vice versa.

Detracting somewhat from the Fund's results was the impact of increases in short-term interest rates. The Fed raised the targeted federal funds rate, an interest rate that affects short-term rates, eight more times during the 12 months. These increases pushed the federal funds rate to 5.25% as of July 31, 2006. As mentioned, yields of TIPS drifted higher during the period, which detracted from return as bond yields and prices typically move in opposite directions. That said, longer maturity TIPS outperformed shorter maturity TIPS during the period, as the TIPS yield curve flattened, or the difference between short-term and long-term yields narrowed.

------------------------------------------------------------------------------
TIPS BENEFITED FROM RISING INFLATION FIGURES AND FROM A MORE MODEST INCREASE IN YIELDS COMPARED TO NOMINAL TREASURIES.
------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT  9

QUESTIONS & ANSWERS

Q:    What changes did you make to the Fund's portfolio during the period?

A: The Fund emphasized intermediate-term securities at the start of the period. When the TIPS yield curve inverted in late December 2005, meaning short-term rates were higher than long-term rates, we shifted to what we call a barbell position, weighting the Fund to a mix of short-term and long-term bonds and lightening up on intermediate-term securities. This strategy was designed to enable the Fund to benefit from the recent cycle of rising short-term rates as well as from yields on long-term securities that were higher than those of intermediate-term securities.

      During the second half of the fiscal year, we established a modest Fund position in short-term maturity U.S. government agency inflation-linked bonds, as these securities offered attractive yields. We eliminated the Fund's non-U.S. dollar bond position. We also extended the Fund's duration a bit to bring it toward a neutral position relative to the Lehman Index. In anticipation of the Fed nearing an end of its current tightening cycle, we believed it would be appropriate to add some interest rate sensitivity to the Fund.

------------------------------------------------------------------------------
OUR CONCLUSION IS THAT THE FED WILL BE VIGILANT AGAINST INFLATION, BUT CAREFUL NOT TO DERAIL PRODUCTIVITY-LED ECONOMIC GROWTH.
------------------------------------------------------------------------------


------------------------------------------------------------------------------

10  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

Q:    How do you intend to manage the Fund in the coming months?

A: With the economy operating at a relatively low unemployment rate and high level of capacity utilization in the industrial sector, elevated energy prices may find their way into other consumer prices. At the same time, the Fed's concern about core inflation increasing faster than desired toward the end of the period has some suggesting the Fed needs to hike short-term interest rates even higher.However, we believe the heart of the issue is whether the recent upturn in core inflation is temporary or not.

      We believe the upturn will prove temporary for several reasons. First, the source of the acceleration in core inflation in large part was a lagged response to the housing boom, which has already shown signs of slowing. Second, higher energy prices have not yet found their way into core prices in a meaningful way. Although this could change, it likely would be temporary. Finally, economic growth is moderating, which should create some slack in the economy and help ease inflation pressures later this year and into next year. Our conclusion is that the Fed will be vigilant against inflation, but careful not to derail productivity-led economic growth. In short, we believe the Fed is nearing, or perhaps is at, an end to its current tightening cycle. As a result, we intend to maintain the Fund's near-neutral duration, or interest rate risk, positioning for the near term.

      We will continue to closely monitor inflation figures, real rates, security prices, economic data and Fed policy shifts and adjust the portfolio's holdings and duration stance if necessary.


------------------------------------------------------------------------------

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Inflation Protected Securities Fund Class A shares (from 3/1/04 to 7/31/06)* as compared to the performance of a widely cited performance index, the Lehman Brothers U.S. Treasury Inflation Notes Index. In comparing the Fund's Class A shares to this index, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from March 4, 2004. Lehman Brothers U.S. Treasury Inflation Notes Index is from March 1, 2004.


COMPARATIVE RESULTS
Results at July 31, 2006


                                                                                    SINCE
                                                                    1 YEAR       INCEPTION(2)
RIVERSOURCE INFLATION PROTECTED SECURITIES FUND
(INCLUDES SALES CHARGE)
---------------------------------------------------------------------------------------------
Class A Cumulative value of $10,000                                  $9,670         $10,060
---------------------------------------------------------------------------------------------
        Average annual total return                                   -3.30%          +0.28%
---------------------------------------------------------------------------------------------

LEHMAN BROTHERS U.S. TREASURY INFLATION NOTES INDEX(1)
---------------------------------------------------------------------------------------------
        Cumulative value of $10,000                                 $10,210         $10,760
---------------------------------------------------------------------------------------------
        Average annual total return                                   +2.10%          +3.08%
---------------------------------------------------------------------------------------------

Results for other share classes can be found on page 6.


------------------------------------------------------------------------------

12  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
               RIVERSOURCE INFLATION PROTECTED SECURITIES FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                     RiverSource Inflation        Lehman Brothers
                   Protected Securities Fund       U.S. Treasury
                            Class A               Inflation Notes
                    (includes sales charge)           Index(1)

 3/1/04                      9,525                    10,000
7/31/04                      9,406                     9,938
7/31/05                      9,908                    10,539
7/31/06                     10,060                    10,760

------------------------------------------------------------------------------

(1) The Lehman Brothers U.S. Treasury Inflation Notes Index, an unmanaged index, measures the performance of the inflation protected obligations of U.S. Treasury. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) Fund data is from March 4, 2004. Lehman Brothers U.S. Treasury Inflation Notes Index is from March 1, 2004.


------------------------------------------------------------------------------

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT  13

INVESTMENTS IN SECURITIES

JULY 31, 2006
(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
BONDS(99.1%)
------------------------------------------------------------------------------

ISSUER                 COUPON                    PRINCIPAL           VALUE(a)
                        RATE                      AMOUNT
U.S. GOVERNMENT OBLIGATIONS & AGENCIES(b)
Tennessee Valley Authority
   01-15-07             3.38%                   $10,223,360       $ 10,228,130
U.S. Treasury Inflation-Indexed Bond
   01-15-07             3.38                     34,931,943         34,987,895
   07-15-12             3.00                     27,143,917         28,071,916
   01-15-14             2.00                     37,847,550         36,797,652
   07-15-14             2.00                     22,180,578         21,531,577
   01-15-15             1.63                     24,684,715         23,217,006
   01-15-16             2.00                     37,845,710         36,525,720
   07-15-16             2.50                     11,178,544         11,267,666
   01-15-25             2.38                     21,310,541         21,143,232
   04-15-28             3.63                     32,572,096         39,466,878
   04-15-29             3.88                     11,749,559         14,842,535
------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $286,289,580)                                              $278,080,207
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (1.5%)
------------------------------------------------------------------------------

ISSUER                      EFFECTIVE         AMOUNT                  VALUE(a)
                              YIELD         PAYABLE AT
                                             MATURITY
COMMERCIAL PAPER
Chesham Finance LLC
 08-01-06                     5.30%         $4,200,000            $  4,199,382
------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $4,200,000)                                                $  4,199,382
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $290,489,580)(c)                                           $282,279,589
==============================================================================

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c) At July 31, 2006, the cost of securities for federal income tax purposes was $290,761,425 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $       866
      Unrealized depreciation                                      (8,482,702)
      ------------------------------------------------------------------------
      Net unrealized depreciation                                 $(8,481,836)
      ------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

14  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2006

ASSETS
Investments in securities, at value (Note 1)
  (identified cost $290,489,580)                                                                $ 282,279,589
Cash in bank on demand deposit                                                                        282,600
Capital shares receivable                                                                             172,577
Accrued interest receivable                                                                           735,511
Receivable for investment securities sold                                                           9,899,957
-------------------------------------------------------------------------------------------------------------
Total assets                                                                                      293,370,234
-------------------------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable to shareholders                                                                     281,006
Capital shares payable                                                                                  6,250
Payable for investment securities purchased                                                        12,309,659
Accrued investment management services fee                                                             10,143
Accrued distribution fee                                                                                4,993
Accrued service fee                                                                                        17
Accrued transfer agency fee                                                                               239
Accrued administrative services fee                                                                     1,614
Other accrued expenses                                                                                 62,933
-------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                  12,676,854
-------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                              $ 280,693,380
=============================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                        $     289,196
Additional paid-in capital                                                                        288,935,916
Undistributed net investment income                                                                 1,896,395
Accumulated net realized gain (loss) (Note 6)                                                      (2,218,136)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                               (8,209,991)
-------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                        $ 280,693,380
=============================================================================================================
Net assets applicable to outstanding shares:                 Class A                            $  93,669,588
                                                             Class B                            $  34,339,164
                                                             Class C                            $   2,904,301
                                                             Class I                            $ 147,737,154
                                                             Class Y                            $   2,043,173
Net asset value per share of outstanding capital stock:      Class A shares       9,649,345     $        9.71
                                                             Class B shares       3,539,225     $        9.70
                                                             Class C shares         299,314     $        9.70
                                                             Class I shares      15,221,186     $        9.71
                                                             Class Y shares         210,530     $        9.70
-------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.



------------------------------------------------------------------------------

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT  15

STATEMENT OF OPERATIONS

YEAR ENDED JULY 31, 2006

INVESTMENT INCOME

Income:
Interest                                                                 $ 13,851,044
--------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                          1,078,635
Distribution fee
  Class A                                                                     242,647
  Class B                                                                     467,215
  Class C                                                                      35,838
Transfer agency fee                                                           174,482
Incremental transfer agency fee
  Class A                                                                      11,410
  Class B                                                                       8,888
  Class C                                                                         679
Service fee -- Class Y                                                            969
Administrative services fees and expenses                                     169,778
Compensation of board members                                                   9,464
Custodian fees                                                                 25,405
Printing and postage                                                           38,730
Registration fees                                                              67,325
Audit fees                                                                     21,500
Other                                                                          10,232
--------------------------------------------------------------------------------------
Total expenses                                                              2,363,197
  Expenses waived/reimbursed by the Investment Manager
  and its affiliates (Note 2)                                                (210,018)
--------------------------------------------------------------------------------------
                                                                            2,153,179
  Earnings and bank fee credits on cash balances (Note 2)                      (8,543)
--------------------------------------------------------------------------------------
Total net expenses                                                          2,144,636
--------------------------------------------------------------------------------------
Investment income (loss) -- net                                            11,706,408
--------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions (Note 3)                                           (1,857,599)
  Foreign currency transactions                                               (44,439)
--------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                    (1,902,038)
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies       (6,880,013)
--------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                      (8,782,051)
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          $  2,924,357
======================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

16  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                                            2006               2005
OPERATIONS AND DISTRIBUTIONS

Investment income (loss) -- net                                           $  11,706,408      $   4,224,446
Net realized gain (loss) on investments                                      (1,902,038)           717,244
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        (6,880,013)          (846,069)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               2,924,357          4,095,621
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                (4,144,750)        (2,083,053)
      Class B                                                                (1,630,331)          (871,915)
      Class C                                                                  (126,451)           (75,430)
      Class I                                                                (4,218,952)        (1,116,761)
      Class Y                                                                   (33,920)              (345)
   Net realized gain
      Class A                                                                  (338,732)           (11,229)
      Class B                                                                  (169,903)            (6,226)
      Class C                                                                   (13,108)              (544)
      Class I                                                                  (218,717)            (5,276)
      Class Y                                                                       (33)                (2)
-----------------------------------------------------------------------------------------------------------
Total distributions                                                         (10,894,897)        (4,170,781)
-----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                   55,061,508         66,883,438
   Class B shares                                                            21,565,206         41,297,864
   Class C shares                                                             1,194,571          2,490,603
   Class I shares                                                           101,552,558         38,103,991
   Class Y shares                                                             2,274,318                 --
Reinvestment of distributions at net asset value
   Class A shares                                                             4,079,175          1,924,916
   Class B shares                                                             1,637,698            813,995
   Class C shares                                                               129,416             72,325
   Class I shares                                                             4,286,454          1,126,860
   Class Y shares                                                                31,448                 --
Payments for redemptions
   Class A shares                                                           (48,324,842)       (20,360,004)
   Class B shares (Note 2)                                                  (35,719,575)        (8,223,800)
   Class C shares (Note 2)                                                   (2,071,943)          (569,367)
   Class I shares                                                            (7,000,917)          (481,177)
   Class Y shares                                                              (238,302)                --
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions            98,456,773        123,079,644
-----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                      90,486,233        123,004,484
Net assets at beginning of year                                             190,207,147         67,202,663
-----------------------------------------------------------------------------------------------------------
Net assets at end of year                                                 $ 280,693,380      $ 190,207,147
===========================================================================================================
Undistributed net investment income                                       $   1,896,395      $     269,588
-----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT  17

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Bond Series, Inc. (formerly AXP Discovery Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Bond Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At July 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial), IDS Life Insurance Company and the affiliated funds-of-funds owned 100% of Class I shares, which represents 52.63% of the Fund's net assets.

At July 31, 2006, Ameriprise Financial, IDS Life Insurance Company and the affiliated funds-of-funds owned approximately 53% of the total outstanding Fund shares.

At July 31, 2006, Ameriprise Financial owned 100% of Class Y shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


------------------------------------------------------------------------------

18  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


------------------------------------------------------------------------------

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT  19

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


------------------------------------------------------------------------------

20  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $74,803 and accumulated net realized loss has been increased by $74,582 resulting in a net reclassification adjustment to decrease paid-in capital by $221.

The tax character of distributions paid for the years indicated are as follows:

YEAR ENDED JULY 31,                                    2006            2005
------------------------------------------------------------------------------
CLASS A
Distributions paid from:
        Ordinary income .............................$4,446,887     $2,094,282
        Long-term capital gain ..........................36,595             --
CLASS B
Distributions paid from:
        Ordinary income ..............................1,781,879        878,141
        Long-term capital gain ..........................18,355             --
CLASS C
Distributions paid from:
        Ordinary income ................................138,143         75,974
        Long-term capital gain ...........................1,416             --
CLASS I
Distributions paid from:
        Ordinary income ..............................4,414,040      1,122,037
        Long-term capital gain ..........................23,629             --
CLASS Y
Distributions paid from:
        Ordinary income .................................33,949            347
        Long-term capital gain ...............................4             --


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RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT  21

At July 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income ................................... $ 2,177,401
Accumulated long-term gain (loss) ............................... $(1,946,291)
Unrealized appreciation (depreciation) .......................... $(8,481,836)

RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, that will result from the adoption of FIN 48.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and paid monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.44% to 0.25% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.44% to 0.315% annually as the Fund's assets increased.

------------------------------------------------------------------------------

22  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.025% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o Class A $20.50

o Class B $21.50

o Class C $21.00

o Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.


------------------------------------------------------------------------------

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT  23

Sales charges received by the Distributor for distributing Fund shares were $262,281 for Class A, $63,147 for Class B and $1,352 for Class C for the year ended July 31, 2006.

For the year ended July 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 0.84% for Class A, 1.62% for Class B, 1.62% for Class C, 0.53% for Class I and 0.69% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $80,852, $28,946, $2,255 and $297, respectively, and the management fees waived at the Fund level were $97,668. Under this agreement, which was effective until Feb. 28, 2006, net expenses would not exceed 0.84% for Class A, 1.62% for Class B, 1.62% for Class C, 0.59% for Class I and 0.69% for Class Y of the Fund's average daily net assets. Effective as of March 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until July 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 0.84% for Class A, 1.62% for Class B, 1.62% for Class C, 0.49% for Class I and 0.69% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2006, the Fund's custodian and transfer agency fees were reduced by $8,543 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $238,305,063 and $139,627,194, respectively, for the year ended July 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                    YEAR ENDED JULY 31, 2006
                              CLASS A         CLASS B        CLASS C         CLASS I        CLASS Y
----------------------------------------------------------------------------------------------------
Sold                         5,564,370       2,172,183       120,710       10,350,133       231,084
Issued for reinvested
 distributions                 414,755         166,395        13,145          439,002         3,270
Redeemed                    (4,936,073)     (3,644,296)     (211,346)        (729,290)      (24,824)
----------------------------------------------------------------------------------------------------
Net increase (decrease)      1,043,052      (1,305,718)      (77,491)      10,059,845       209,530
----------------------------------------------------------------------------------------------------

                                                    YEAR ENDED JULY 31, 2005
                              CLASS A         CLASS B        CLASS C         CLASS I        CLASS Y
----------------------------------------------------------------------------------------------------
Sold                         6,601,693       4,078,700       245,884        3,761,429            --
Issued for reinvested
 distributions                 189,325          80,048         7,115          110,816            --
Redeemed                    (2,011,535)       (811,956)      (56,170)         (47,732)           --
----------------------------------------------------------------------------------------------------
Net increase (decrease)      4,779,483       3,346,792       196,829        3,824,513            --
----------------------------------------------------------------------------------------------------


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24  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with the Bank of New York. The Fund had no borrowings outstanding during the year ended July 31, 2006.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $1,946,291 at July 31, 2006, that if not offset by capital gains will expire in 2015. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.


------------------------------------------------------------------------------

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT  25

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


------------------------------------------------------------------------------

26  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

-----------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                            2006         2005         2004(b)
Net asset value, beginning of period                                  $10.02       $ 9.82       $10.15
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .47          .33          .21
Net gains (losses) (both realized and unrealized)                       (.33)         .21         (.34)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                         .14          .54         (.13)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.42)        (.34)        (.20)
Distributions from realized gains                                       (.03)          --           --
-----------------------------------------------------------------------------------------------------------
Total distributions                                                     (.45)        (.34)        (.20)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 9.71       $10.02       $ 9.82
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $   94       $   86       $   38
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                     .84%         .84%         .84%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       4.71%        3.47%        5.83%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 58%          43%          11%
-----------------------------------------------------------------------------------------------------------
Total return(f)                                                         1.53%        5.43%       (1.25%)(g)
-----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 0.96%, 1.01% and 1.52% for the periods ended July 31, 2006, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT  27

CLASS B

---------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                           2006         2005        2004(b)
Net asset value, beginning of period                                  $10.01       $ 9.82       $10.15
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .39          .25         .18
Net gains (losses) (both realized and unrealized)                      (.33)         .20        (.34)
---------------------------------------------------------------------------------------------------------
Total from investment operations                                        .06          .45        (.16)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.34)        (.26)       (.17)
Distributions from realized gains                                      (.03)          --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                                    (.37)        (.26)       (.17)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $9.70       $10.01       $9.82
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $  34       $   49       $  15
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                   1.62%        1.62%       1.62%(e)
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.81%        2.80%       5.09%(e)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                58%          43%         11%
---------------------------------------------------------------------------------------------------------
Total return(f)                                                         .73%        4.52%       (1.54%)(g)
---------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.71%, 1.77% and 2.30% for the periods ended July 31, 2006, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

28  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT

CLASS C

-----------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                            2006         2005         2004(b)
Net asset value, beginning of period                                  $10.01       $ 9.82       $10.15
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .39          .25          .18
Net gains (losses) (both realized and unrealized)                       (.33)         .20         (.35)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                         .06          .45         (.17)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.34)        (.26)        (.16)
Distributions from realized gains                                       (.03)          --           --
-----------------------------------------------------------------------------------------------------------
Total distributions                                                     (.37)        (.26)        (.16)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 9.70       $10.01       $ 9.82
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $    3       $    4       $    2
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                    1.62%        1.62%        1.61%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       3.79%        2.74%        4.99%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 58%          43%          11%
-----------------------------------------------------------------------------------------------------------
Total return(f)                                                          .73%        4.51%       (1.58%)(g)
-----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.71%, 1.76% and 2.30% for the periods ended July 31, 2006, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT  29

CLASS I

-----------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                            2006         2005         2004(b)
Net asset value, beginning of period                                  $10.02       $ 9.82       $10.15
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .50          .36          .22
Net gains (losses) (both realized and unrealized)                       (.33)         .20         (.34)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                         .17          .56         (.12)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.45)        (.36)        (.21)
Distributions from realized gains                                       (.03)          --           --
-----------------------------------------------------------------------------------------------------------
Total distributions                                                     (.48)        (.36)        (.21)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 9.71       $10.02       $ 9.82
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $  148       $   52       $   13
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                     .53%         .59%         .59%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       5.33%        3.82%        6.28%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 58%          43%          11%
-----------------------------------------------------------------------------------------------------------
Total return(f)                                                         1.84%        5.69%       (1.14%)(g)
-----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.58%, 0.65% and 1.27% for the periods ended July 31, 2006, 2005 and 2004, respectively.

(e)   Adjust to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------

30  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT

CLASS Y

-----------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                            2006         2005         2004(b)
Net asset value, beginning of period                                  $10.02       $ 9.82       $10.15
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .47          .35          .22
Net gains (losses) (both realized and unrealized)                       (.33)         .20         (.35)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                         .14          .55         (.13)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.43)        (.35)        (.20)
Distributions from realized gains                                       (.03)          --           --
-----------------------------------------------------------------------------------------------------------
Total distributions                                                     (.46)        (.35)        (.20)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 9.70       $10.02       $ 9.82
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $    2       $   --       $   --
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                     .69%         .69%         .69%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       6.20%        3.36%        5.79%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 58%          43%          11%
-----------------------------------------------------------------------------------------------------------
Total return(f)                                                         1.57%        5.58%       (1.19%)(g)
-----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 0.79%, 0.86% and 1.37% for the periods ended July 31, 2006, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT  31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE BOND SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Inflation Protected Securities Fund (a series of RiverSource Bond Series, Inc.) as of July 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2006, and the financial highlights for each of the years in the two-year period ended July 31, 2006, and for the period from March 4, 2004 (when shares became publicly available) to July 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Inflation Protected Securities Fund as of July 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2006


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32  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2006

CLASS A

INCOME DISTRIBUTIONS -- taxable as dividend income:

          Qualified Dividend Income for individuals  ..................................0.00%
          Dividends Received Deduction for corporations ...............................0.00%

PAYABLE DATE                                                                      PER SHARE
Aug. 29, 2005  ....................................................................$0.01500
Sept. 29, 2005 .....................................................................0.03000
Oct. 27, 2005 ......................................................................0.04000
Nov. 29, 2005 ......................................................................0.07000
Dec. 22, 2005  .....................................................................0.13498
Jan. 26, 2006 ......................................................................0.00744
Feb. 27, 2006 ......................................................................0.00682
March 27, 2006 .....................................................................0.00589
April 26, 2006  ....................................................................0.00620
May 25, 2006 .......................................................................0.04000
June 26, 2006 ......................................................................0.04250
July 26, 2006 ......................................................................0.04780
Total .............................................................................$0.44663

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                                      PER SHARE
Dec. 22, 2005  ....................................................................$0.00359
Total distributions ...............................................................$0.45022


------------------------------------------------------------------------------

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT  33

CLASS B

INCOME DISTRIBUTIONS -- taxable as dividend income:

           Qualified Dividend Income for individuals  .................................0.00%
           Dividends Received Deduction for corporations ..............................0.00%

PAYABLE DATE                                                                      PER SHARE
Aug. 29, 2005 .....................................................................$0.00802
Sept. 29, 2005 .....................................................................0.02325
Oct. 27, 2005 ......................................................................0.03419
Nov. 29, 2005 ......................................................................0.06295
Dec. 22, 2005 ......................................................................0.13016
Jan. 26, 2006 ......................................................................0.00003
Feb. 27, 2006 ......................................................................0.00005
March 27, 2006 .....................................................................0.00003
April 26, 2006 .....................................................................0.00001
May 25, 2006 .......................................................................0.03401
June 26, 2006 ......................................................................0.03590
July 26, 2006 ......................................................................0.04149
Total .............................................................................$0.37009

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                                      PER SHARE
Dec. 22, 2005. ....................................................................$0.00359
Total distributions ...............................................................$0.37368

CLASS C

INCOME DISTRIBUTIONS -- taxable as dividend income:

           Qualified Dividend Income for individuals ..................................0.00%
           Dividends Received Deduction for corporations ..............................0.00%

PAYABLE DATE                                                                      PER SHARE
Aug. 29, 2005 .....................................................................$0.00810
Sept. 29, 2005 .....................................................................0.02326
Oct. 27, 2005 ......................................................................0.03415
Nov. 29, 2005 ......................................................................0.06295
Dec. 22, 2005 ......................................................................0.13000
Jan. 26, 2006 ......................................................................0.00002
Feb. 27, 2006 ......................................................................0.00009
March 27, 2006 .....................................................................0.00002
April 26, 2006 .....................................................................0.00003
May 25, 2006 .......................................................................0.03401
June 26, 2006 ......................................................................0.03590
July 26, 2006 ......................................................................0.04160
Total .............................................................................$0.37013

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                                      PER SHARE
Dec. 22, 2005 .....................................................................$0.00359
Total distributions ...............................................................$0.37372


------------------------------------------------------------------------------

34  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT

CLASS I

INCOME DISTRIBUTIONS -- taxable as dividend income:

         Qualified Dividend Income for individuals ....................................0.00%
         Dividends Received Deduction for corporations ................................0.00%

PAYABLE DATE                                                                      PER SHARE
Aug. 29, 2005 .....................................................................$0.01752
Sept. 29, 2005 .....................................................................0.03250
Oct. 27, 2005 ......................................................................0.04210
Nov. 29, 2005 ......................................................................0.07248
Dec. 22, 2005 ......................................................................0.13660
Jan. 26, 2006 ......................................................................0.01017
Feb. 27, 2006 ......................................................................0.00913
March 27, 2006 .....................................................................0.00850
April 26, 2006 .....................................................................0.00897
May 25, 2006 .......................................................................0.04268
June 26, 2006 ......................................................................0.04545
July 26, 2006 ......................................................................0.05055
Total .............................................................................$0.47665

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                                      PER SHARE
Dec. 22, 2005 .....................................................................$0.00359
Total distributions ...............................................................$0.48024

CLASS Y

INCOME DISTRIBUTIONS -- taxable as dividend income:

         Qualified Dividend Income for individuals ....................................0.00%
         Dividends Received Deduction for corporations ................................0.00%

PAYABLE DATE                                                                      PER SHARE
Aug. 29, 2005 .....................................................................$0.01609
Sept. 29, 2005 .....................................................................0.03138
Oct. 27, 2005 ......................................................................0.04098
Nov. 29, 2005 ......................................................................0.07126
Dec. 22, 2005 ......................................................................0.13584
Jan. 26, 2006 ......................................................................0.00888
Feb. 27, 2006 ......................................................................0.00829
March 27, 2006 .....................................................................0.00702
April 26, 2006 .....................................................................0.00739
May 25, 2006 .......................................................................0.04115
June 26, 2006 ......................................................................0.04376
July 26, 2006 ......................................................................0.04896
Total .............................................................................$0.46100

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                                      PER SHARE
Dec. 22, 2005 .....................................................................$0.00359
Total distributions ...............................................................$0.46459


------------------------------------------------------------------------------

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT  35

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------

36  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT

                                    BEGINNING           ENDING             EXPENSES
                                  ACCOUNT VALUE      ACCOUNT VALUE        PAID DURING      ANNUALIZED
                                   FEB. 1, 2006      JULY 31, 2006       THE PERIOD(a)    EXPENSE RATIO
-------------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------------
  Actual(b)                           $1,000            $  997.00           $4.16(c)           .84%
-------------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)         $1,000            $1,020.63           $4.21(c)           .84%
-------------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------------
  Actual(b)                           $1,000            $  992.10           $8.00(c)          1.62%
-------------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)         $1,000            $1,016.76           $8.10(c)          1.62%
-------------------------------------------------------------------------------------------------------
Class C
-------------------------------------------------------------------------------------------------------
  Actual(b)                           $1,000            $  992.10           $8.00(c)          1.62%
-------------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)         $1,000            $1,016.76           $8.10(c)          1.62%
-------------------------------------------------------------------------------------------------------
Class I
-------------------------------------------------------------------------------------------------------
  Actual(b)                           $1,000            $  998.70           $2.48(c)           .50%
-------------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)         $1,000            $1,022.32           $2.51(c)           .50%
-------------------------------------------------------------------------------------------------------
Class Y
-------------------------------------------------------------------------------------------------------
  Actual(b)                           $1,000            $  996.70           $3.42(c)           .69%
-------------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)         $1,000            $1,021.37           $3.46(c)           .69%
-------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended July 31, 2006:
      -0.30% for Class A, -0.79% for Class B, -0.79% for Class C, -0.13% for Class I and -0.33% for Class Y.

(c) Effective as of March 1, 2006, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 0.84% for Class A; 1.62% for Class B; 1.62% for Class C; 0.49% for Class I and 0.69% for Class Y. If this change had been in place for the entire six-month period ended July 31, 2006, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table above for all classes, except Class I. The actual expenses paid would have been $2.43 for Class I and the hypothetical expenses paid would have been $2.46 for Class I.


------------------------------------------------------------------------------

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT  37

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 99 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                    OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                  DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member          Chief Justice, Minnesota Supreme
901 S. Marquette Ave.      since 2006            Court, 1998-2005
Minneapolis, MN 55402
Age 52
-----------------------------------------------------------------------------------------------------------------
Arne H. Carlson            Board member          Chair, Board Services Corporation
901 S. Marquette Ave.      since 1999            (provides administrative services
Minneapolis, MN 55402                            to boards); former Governor
Age 71                                           of Minnesota
-----------------------------------------------------------------------------------------------------------------
Patricia M. Flynn          Board member          Trustee Professor of Economics and
901 S. Marquette Ave.      since 2004            Management, Bentley College;
Minneapolis, MN 55402                            former Dean, McCallum Graduate
Age 55                                           School of Business, Bentley College
-----------------------------------------------------------------------------------------------------------------
Anne P. Jones              Board member          Attorney and Consultant
901 S. Marquette Ave.      since 1985
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------------------
Jeffrey Laikind            Board member          Former Managing Director,               American Progressive
901 S. Marquette Ave.      since 2005            Shikiar Asset Management                Insurance
Minneapolis, MN 55402
Age 70
-----------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.      Board member          President Emeritus and                  Valmont Industries, Inc.
901 S. Marquette Ave.      since 2002            Professor of Economics,                 (manufactures irrigation
Minneapolis, MN 55402                            Carleton College                        systems)
Age 67
-----------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

38  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT

NAME,                            POSITION HELD
ADDRESS,                         WITH FUND AND           PRINCIPAL OCCUPATION                         OTHER
AGE                              LENGTH OF SERVICE       DURING PAST FIVE YEARS                       DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia           Board member            Director, Enterprise Asset                   Strategic Distribution,
901 S. Marquette Ave.            since 2004              Management, Inc. (private real               Inc. (transportation,
Minneapolis, MN 55402                                    estate and asset management                  distribution and logistics
Age 54                                                   company)                                     consultants)
---------------------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor                   Board member            President and Chief Executive
901 S. Marquette Ave.            since 2006              Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                                    Insurance Company, Inc. since 1999
Age 53
---------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby             Board member            Chief Executive Officer, RiboNovix,          Hybridon, Inc.
901 S. Marquette Ave.            since 2002              Inc. since 2003 (biotechnology);             (biotechnology);
Minneapolis, MN 55402                                    former President, Forester Biotech           American Healthways,
Age 62                                                                                                Inc. (health management
                                                                                                      programs)
---------------------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                            POSITION HELD
ADDRESS,                         WITH FUND AND           PRINCIPAL OCCUPATION                         OTHER
AGE                              LENGTH OF SERVICE       DURING PAST FIVE YEARS                       DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
William F. Truscott**            Board member            President, Ameriprise Certificate
53600 Ameriprise                 since 2001,             Company since 2006; President -
Financial Center                 Vice President          U.S. Asset Management and Chief
Minneapolis, MN 55474            since 2002,             Investment Officer, Ameriprise
Age 46                           Acting President        Financial, Inc. and President,
                                 since 2006              Chairman of the Board and Chief
                                                         Investment Officer, RiverSource
                                                         Investments, LLC since 2005; Senior
                                                         Vice President - Chief Investment
                                                         Officer, Ameriprise Financial, Inc. and
                                                         Chairman of the Board and Chief
                                                         Investment Officer, RiverSource
                                                         Investments, LLC, 2001-2005
---------------------------------------------------------------------------------------------------------------------------------

 * Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

** Paula R. Meyer resigned her position as President for the RiverSource funds. Mr. Truscott has been appointed Acting President and will be assuming the responsibilities of President until a permanent replacement for Ms. Meyer is found.


------------------------------------------------------------------------------

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT  39

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President and Acting President, the Fund's other officers are:

FUND OFFICERS

NAME,                        POSITION HELD
ADDRESS,                     WITH FUND AND                   PRINCIPAL OCCUPATION
AGE                          LENGTH OF SERVICE               DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox               Treasurer                       Vice President - Investment Accounting, Ameriprise Financial,
105 Ameriprise               since 2002                      Inc., since 2002; Vice President - Finance, American Express
Financial Center                                             Company, 2000-2002
Minneapolis, MN 55474
Age 51
----------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley           Vice President                  Executive Vice President - Equity and Fixed Income,
172 Ameriprise               since 2004                      Ameriprise Financial, Inc. and RiverSource Investments, LLC
Financial Center                                             since 2006; Vice President - Investments, Ameriprise
Minneapolis, MN 55474                                        Certificate Company since 2003; Senior Vice President - Fixed
Age 42                                                       Income, Ameriprise Financial, Inc., 2002-2006 and
                                                             RiverSource Investments, LLC, 2004-2006; Managing Director,
                                                             Zurich Global Assets, 2001-2002
----------------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg                Vice President,                 President of Board Services Corporation
901 S. Marquette Ave.        General Counsel,
Minneapolis, MN 55402        and Secretary
Age 68                       since 1978
----------------------------------------------------------------------------------------------------------------------------
Edward S. Dryden*            Acting Chief                    Chief Compliance Officer, Ameriprise Certificate Company since
1875 Ameriprise              Compliance Officer              2006; Vice President - Asset Management Compliance,
Financial Center             since 2006                      RiverSource Investments, LLC since 2006; Chief Compliance
Minneapolis, MN 55474                                        Officer - Mason Street Advisors, LLC, 2002-2006
Age 41
----------------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu               Anti-Money                      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise              Laundering Officer              Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Financial Center             since 2004                      Laundering, Ameriprise Financial, Inc., 2003-2004;
Minneapolis, MN 55474                                        Compliance Director and Bank Secrecy Act Officer,
Age 42                                                       American Express Centurion Bank, 2000-2003
----------------------------------------------------------------------------------------------------------------------------

* Beth E. Weimer resigned her position as Chief Compliance Officer for the RiverSource funds. Mr. Dryden has been appointed Acting Chief Compliance Officer and will be assuming the responsibilities of Chief Compliance Officer until a permanent replacement for Ms. Weimer is found.

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


------------------------------------------------------------------------------

40  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND - 2006 ANNUAL REPORT  41

RIVERSOURCE(SM) INFLATION PROTECTED SECURITIES FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

                        This report must be accompanied or preceded by the
                        Fund's current prospectus. RiverSource SM mutual funds
RIVERSOURCE [LOGO](SM)  are distributed by RiverSource Distributors Inc. and
       INVESTMENTS      Ameriprise Financial Services, Inc., Members NASD, and
                        managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.

                                                               S-6280 E (9/06)

   Annual Report

                                                        RIVERSOURCE [LOGO](SM)
                                                              INVESTMENTS

   RIVERSOURCE(SM)
   LIMITED DURATION BOND FUND

------------------------------------------------------------------------------

   ANNUAL REPORT FOR
   THE PERIOD ENDED
   JULY 31, 2006

>  RIVERSOURCE LIMITED DURATION
   BOND FUND SEEKS TO PROVIDE
   SHAREHOLDERS WITH A LEVEL OF
   CURRENT INCOME CONSISTENT
   WITH PRESERVATION OF CAPITAL.

------------------------------------------------------------------------------

   This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot .............................   3

Performance Summary .......................   5

Questions & Answers
   with Portfolio Management ..............   7

The Fund's Long-term Performance ..........  10

Investments in Securities .................  12

Financial Statements ......................  23

Notes to Financial Statements .............  26

Report of Independent Registered
   Public Accounting Firm .................  43

Federal Income Tax Information ............  44

Fund Expenses Example .....................  47

Board Members and Officers ................  49

Approval of Investment Management
   Services Agreement .....................  52

Proxy Voting ..............................  52

                                    [LOGO]
                                 DALBAR RATED
                                     2006
                               FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


------------------------------------------------------------------------------

2  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

FUND SNAPSHOT AT JULY 31, 2006

------------------------------------------------------------------------------
FUND OVERVIEW
------------------------------------------------------------------------------

RiverSource Limited Duration Bond Fund is a conservative fund for investors seeking greater income potential than short-term bonds can provide. The Fund invests primarily in short- to intermediate-term investment grade bonds that are included in the Lehman Brothers Intermediate Aggregate Bond Index such as U.S. government, corporate bonds, and mortgage-backed securities. The Fund's shorter term portfolio helps reduce volatility when interest rates fluctuate and offers diversified exposure across several sectors of the fixed income market.

------------------------------------------------------------------------------
SECTOR BREAKDOWN
------------------------------------------------------------------------------

Percentage of portfolio assets

Mortgage-Backed                             48.6%
U.S. Government Obligations & Agencies      23.1%
Commercial Mortgage-Backed                  10.6%          [PIE CHART]
Corporate Bonds*                             8.7%
Short-Term Securities                        5.7%
Asset-Backed                                 3.3%

* Includes Telecommunication 2.7%, Financials 1.9%, Utilities 1.3%, Consumer Discretionary 0.9%, Health Care 0.8%, Consumer Staples 0.7%, Energy 0.3% and Industrials 0.1%.

------------------------------------------------------------------------------
QUALITY BREAKDOWN
------------------------------------------------------------------------------

Percentage of bond portfolio assets

AAA bonds                                   89.2%
AA bonds                                     0.6%          [PIE CHART]
A bonds                                      4.0%
BBB bonds                                    6.2%

Bond ratings apply to underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating.

There are risks associated with an investment in a bond fund, including the impact of interest rates and credit. These and other risk considerations are discussed in the fund's prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  3

FUND SNAPSHOT AT JULY 31, 2006

------------------------------------------------------------------------------
STYLE MATRIX
------------------------------------------------------------------------------

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

     DURATION
SHORT  INT.  LONG
  X                HIGH
                   MEDIUM   QUALITY
                   LOW

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

------------------------------------------------------------------------------
SEC YIELDS
------------------------------------------------------------------------------

                                        AT JULY 31, 2006    AT JUNE 30, 2006
Class A                                      4.33%                4.32%
Class B                                      3.77%                3.77%
Class C                                      3.78%                3.75%
Class I                                      4.91%                4.88%
Class Y                                      4.71%                4.53%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 6 for additional performance information.

------------------------------------------------------------------------------
PORTFOLIO MANAGERS
------------------------------------------------------------------------------

                             YEARS IN INDUSTRY
Jamie Jackson, CFA                  18
Scott Kirby                         27
Tom Murphy, CFA                     20

------------------------------------------------------------------------------
FUND FACTS
------------------------------------------------------------------------------

                                         TICKER SYMBOL          INCEPTION DATE
Class A                                      ALDAX                     6/19/03
Class B                                      ALDBX                     6/19/03
Class C                                         --                     6/19/03
Class I                                      ALDIX                      3/4/04
Class Y                                         --                     6/19/03

Total net assets                                                $153.9 million

Number of holdings                                                         270

Weighted average life(1)                                             5.1 years

Effective duration(2)                                                3.9 years

Weighted average bond rating(3)                                            AAA

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.


------------------------------------------------------------------------------

4  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON
                       For the year ended July 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Limited           Lehman Brothers
 Duration Bond Fund            Intermediate          Lipper Short-Intermediate
 Class A (excluding           Aggregate Bond              Investment Grade
    sales charge)            Index (unmanaged)            Debt Funds Index
       +1.73%                      +2.02%                      +1.90%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  5

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

                          CLASS A           CLASS B             CLASS C        CLASS I    CLASS Y
(INCEPTION DATES)        (6/19/03)         (6/19/03)           (6/19/03)      (3/4/04)   (6/19/03)
                                                  AFTER              AFTER
                      NAV(1)   POP(2)   NAV(1)   CDSC(3)   NAV(1)   CDSC(4)    NAV(5)      NAV(5)
AT JULY 31, 2006
--------------------------------------------------------------------------------------------------
1 year                +1.73%   -3.10%   +1.00%    -3.88%   +0.89%    -0.08%    +2.03%      +1.88%
--------------------------------------------------------------------------------------------------
3 years               +2.84%   +1.19%   +2.05%    +0.76%   +2.05%    +2.05%      N/A       +3.00%
--------------------------------------------------------------------------------------------------
Since inception       +1.76%   +0.18%   +1.01%    +0.09%   +0.97%    +0.97%    +2.19%      +1.92%
--------------------------------------------------------------------------------------------------
AT JUNE 30, 2006
--------------------------------------------------------------------------------------------------
1 year                -0.11%   -4.86%   -0.81%    -5.62%   -0.82%    -1.78%    +0.28%      +0.04%
--------------------------------------------------------------------------------------------------
3 years               +1.54%   -0.10%   +0.79%    -0.48%   +0.78%    +0.78%      N/A       +1.70%
--------------------------------------------------------------------------------------------------
Since inception       +1.40%   -0.22%   +0.65%    -0.29%   +0.65%    +0.65%    +1.77%      +1.56%
--------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows:
      first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.


------------------------------------------------------------------------------

6  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, the portfolio management team for RiverSource Limited Duration Bond Fund discusses the Fund's results and positioning for the 12 months ended July 31, 2006.

At July 31, 2006, approximately 43% of the Fund's total outstanding shares were owned in aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Limited Duration Bond Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 34, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Limited Duration Bond Fund may experience increased expenses as it buys and sells securities to manage transactions for affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 32 and 47.

Q: How did RiverSource Limited Duration Bond Fund perform for the annual period?

A: RiverSource Limited Duration Bond Fund's Class A shares (excluding sales charge) returned 1.73% for the 12 months ended July 31, 2006. The Fund underperformed its benchmark, the unmanaged Lehman Brothers Intermediate Aggregate Bond Index (Lehman Index), which gained 2.02%. The Fund's peer group, as represented by the Lipper Short-Intermediate Investment Grade Debt Funds Index, returned 1.90% during the same period.

------------------------------------------------------------------------------
      MORTGAGE-BACKED SECURITIES GENERALLY FARED WELL OVER THE ANNUAL PERIOD, AS THE POSITIVE ECONOMIC BACKDROP SPURRED INVESTOR DEMAND FOR RISKIER ASSETS.
------------------------------------------------------------------------------

Q:    What factors most significantly affected the Fund's performance?

A: Increases in short-term interest rates had the greatest impact on the Fund. In response to still solid economic growth and signs of building inflation pressures, the Federal Reserve Board (the Fed) raised its target for the federal funds rate, an interest rate that affects short-term rates, eight more times during the annual period. These increases pushed the federal funds rate to 5.25% as of July 31, 2006. Rising interest rates cut into bond returns, offsetting much of the


------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  7

QUESTIONS & ANSWERS

      coupon or yield return earned over the period. Given the rising interest rate environment, we maintained a defensive posture on duration, which helped mitigate the Fund's interest rate risk. Duration is a measure of the Fund's sensitivity to interest rate changes.

      Also helping the Fund's results was its significant exposure to and issue selection within the mortgage-backed securities sector of the fixed income market. Mortgage-backed securities generally fared well over the annual period, as the positive economic backdrop spurred investor demand for riskier assets. For similar reasons, the Fund's sizable position in commercial mortgage-backed securities contributed positively to its results as well.

      Finally, the Fund's positioning in non-U.S. dollar bonds, or bonds denominated in foreign currencies, also contributed positively to portfolio performance during the annual period. The U.S. dollar weakened vs. most major international currencies, including the euro and the British pound, during the fiscal year, increasing the value of the Fund's non-U.S. dollar bonds in U.S. dollar terms. Remember, a weakening U.S. dollar increases the value of the Fund's foreign currency denominated securities when expressed in U.S. dollar terms and vice versa.

Q:    What changes did you make to the Fund's portfolio during the period?

A: During the first half of the fiscal year, we added to the Fund's allocation to mortgage-backed securities. During the second half of the period, we eliminated the Fund's non-U.S. dollar bond position. Also, once 10-year Treasury yields breached the 5% level and we began to anticipate the Fed nearing an end to its current tightening cycle, we moved toward a neutral duration position relative to the Lehman Index. In June, we initiated a modest yield curve steepening bias by selling longer-maturity bonds in favor of two-year Treasury notes, in an effort to take advantage of our expectation that long-term rates will rise more than short-term rates during the coming months. The Fund's portfolio turnover rate for the annual period was 328%.

------------------------------------------------------------------------------
      IN THE NON-TREASURY SECTORS, WE INTEND TO FAVOR SHORTER MATURITY SECURITIES, AS WE EXPECT THEM TO OUTPERFORM LONGER-TERM BONDS DURING THE MEDIUM TERM.
------------------------------------------------------------------------------


------------------------------------------------------------------------------

8  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

Q:    How do you intend to manage the Fund in the coming months?

A: U.S. interest rates across the range of maturities, or yield curve, have risen to levels that seem reasonable given our view that the economy may slow modestly in what we would characterize as a "soft landing" and inflation may be nudged higher during the second half of 2006. We believe the Fed is likely to pause with its targeted federal funds rate at its current 5.25%.

------------------------------------------------------------------------------
      INVESTMENT TERM

      Soft landing: A term used to describe a rate of economic growth high enough to avoid recession but slow enough to avoid high inflation.

------------------------------------------------------------------------------

      Based on this view, we intend to maintain the Fund's duration neutral to that of the Lehman Index for the near term, though we continue to favor shorter maturity notes over longer maturity bonds. In the non-Treasury sectors, we intend to favor shorter maturity securities, as we expect them to outperform longer-term bonds during the medium term. We intend to maintain the Fund's modest exposure to investment-grade corporate bonds and its more significant allocations to mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities. We are most favorable toward the mortgage sector, given our views that interest rates will likely be rather range-bound during the next several months, making the sector an attractive source of yield. As always, we will maintain a disciplined focus on individual security selection.


------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Limited Duration Bond Fund Class A shares (from 7/1/03 to 7/31/06)* as compared to the performance of two widely cited performance indices, the Lehman Brothers Intermediate Aggregate Bond Index and the Lipper Short-Intermediate Investment Grade Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 19, 2003. Lehman Brothers Intermediate Aggregate Bond Index and Lipper peer data is from July 1, 2003.

COMPARATIVE RESULTS

Results at July 31, 2006

                                                                            SINCE
                                                     1 YEAR     3 YEARS   INCEPTION(3)
RIVERSOURCE LIMITED DURATION BOND FUND (INCLUDES SALES CHARGE)
--------------------------------------------------------------------------------------
Class A    Cumulative value of $10,000               $ 9,690    $10,361     $10,057
--------------------------------------------------------------------------------------
           Average annual total return                 -3.10%     +1.19%      +0.18%
--------------------------------------------------------------------------------------
LEHMAN BROTHERS INTERMEDIATE AGGREGATE BOND INDEX(1)
--------------------------------------------------------------------------------------
           Cumulative value of $10,000               $10,202    $11,033     $10,766
--------------------------------------------------------------------------------------
           Average annual total return                 +2.02%     +3.33%      +2.42%
--------------------------------------------------------------------------------------
LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX(2)
--------------------------------------------------------------------------------------
           Cumulative value of $10,000               $10,190    $10,791     $10,548
--------------------------------------------------------------------------------------
           Average annual total return                 +1.90%     +2.57%      +1.74%
--------------------------------------------------------------------------------------

Results for other share classes can be found on page 6.


------------------------------------------------------------------------------

10  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                    RIVERSOURCE LIMITED DURATION BOND FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

          RiverSource Limited Duration
               Bond Fund Class A         Lehman Brothers Intermediate   Lipper Short-Intermediate Investment
            (includes sales charge)           Aggregate Index(1)              Grade Debt Funds Index(2)
7/1/03             $  9,525                        $ 10,000                          $ 10,000
7/31/03               9,245                           9,759                             9,775
7/31/04               9,556                          10,173                            10,091
7/31/05               9,886                          10,553                            10,351
7/31/06              10,057                          10,766                            10,548

(1) The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index of intermediate duration fixed-income securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Short-Intermediate Investment Grade Debt Funds Index includes the 30 largest short-intermediate investment grade debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from June 19, 2003. Lehman Brothers Intermediate Aggregate Bond Index and Lipper peer data is from July 1, 2003.


------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  11

INVESTMENTS IN SECURITIES

JULY 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
BONDS (103.8%)
------------------------------------------------------------------------------

ISSUER                                      COUPON   PRINCIPAL       VALUE(a)
                                             RATE     AMOUNT
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (25.4%)
Federal Farm Credit Bank
      10-10-08                               4.25%  $  720,000      $  705,925
Federal Home Loan Bank
      01-18-08                               4.63    3,050,000       3,021,940
      02-08-08                               4.63      785,000         777,166
Federal Home Loan Mtge Corp
      06-15-08                               3.88    3,665,000       3,575,757
      03-15-09                               5.75      525,000         531,636
Federal Natl Mtge Assn
      01-15-08                               4.63    3,860,000       3,824,386
      06-15-08                               5.25    7,885,000       7,887,996
      10-15-08                               4.50      810,000         798,078
U.S. Treasury
      02-15-08                               3.38      975,000         951,158
      05-31-08                               4.88    1,105,000       1,102,367
      05-15-09                               4.88    2,140,000(k)    2,137,158
      06-30-11                               5.13    3,325,000       3,354,872
      07-31-11                               4.88    1,510,000(b)    1,507,877
      05-15-16                               5.13    4,470,000       4,516,448
      11-15-18                               9.00    2,160,000       2,920,218
U.S. Treasury Inflation-Indexed Bond
      01-15-07                               3.38    1,559,062(e)    1,561,560
                                                                    ----------
Total                                                               39,174,542
------------------------------------------------------------------------------

ASSET-BACKED (3.6%)
Aesop Funding II LLC
   Series 2004-2A Cl A1 (FGIC)
      04-20-08                               2.76      175,000(d,j)    172,515
AmeriCredit Automobile Receivables Trust
   Series 2005-DA Cl A3
      12-06-10                               4.87      150,000         148,781
AmeriCredit Automobile Receivables Trust
   Series 2006-AF Cl A4 (FSA)
      09-06-13                               5.64      300,000(j)      300,000
ARG Funding
   Series 2005-1A Cl A3 (MBIA)
      04-20-11                               4.29      350,000(d,j)    336,734

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      COUPON   PRINCIPAL       VALUE(a)
                                             RATE     AMOUNT
ASSET-BACKED (CONT.)
Capital Auto Receivables Asset Trust
   Series 2004-1 CI CTFS
      09-15-10                               2.84%  $  250,000      $  243,508
College Loan Corporation Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2006-1 Cl AIO
      07-25-08                               5.62      975,000(g)      181,061
Countrywide Asset-backed Ctfs
   Series 2005-10 Cl AF6
      02-25-36                               4.92      105,000         100,161
Countrywide Asset-backed Ctfs
   Series 2006-4 Cl 1A1M
      07-25-36                               5.65      288,229(i)      288,528
Dunkin Securitization
   Series 2006-1 Cl A2 (AMBAC)
      06-20-31                               5.78      375,000(d,j)    375,509
Ford Credit Floorplan Master Owner Trust
   Series 2006-3 Cl A
      06-15-11                               5.55    1,500,000(i)    1,503,983
Franklin Auto Trust
   Series 2004-1 Cl A3 (MBIA)
      03-15-12                               4.15      100,000(j)       98,292
Hertz Vehicle Financing LLC
   Series 2004-1A Cl A3 (MBIA)
      05-25-09                               2.85      200,000(d,j)    192,328
Long Beach Auto Receivables Trust
   Series 2004-C Cl A3 (FSA)
      09-15-09                               3.40      189,439(j)      188,115
Natl Collegiate Student Loan Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2006-2 Cl AIO
      08-25-11                               5.89      600,000(g)      153,647
Popular ABS Mtge Pass-Through Trust
   Series 2005-A Cl AF2
      06-25-35                               4.49      195,000         191,446


See accompanying notes to investments in securities.

------------------------------------------------------------------------------

12  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      COUPON   PRINCIPAL       VALUE(a)
                                             RATE     AMOUNT
ASSET-BACKED (CONT.)
Renaissance Home Equity Loan Trust
   Series 2005-4 Cl A3
      02-25-36                               5.57%  $  285,000      $  283,165
Residential Asset Security
   Series 2006-KS1 Cl A2
      02-25-36                               5.53      635,000(i)      635,397
WFS Financial Owner Trust
   Series 2004-1 Cl D
      08-22-11                               3.17      125,246         123,362
                                                                    ----------
Total                                                                5,516,532
------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (11.7%)(f)
Banc of America Commercial Mtge
   Series 2005-1 Cl A4
      11-10-42                               4.89      250,000         244,201
Banc of America Commercial Mtge
   Series 2005-6 Cl A4
      09-10-47                               5.18      500,000         484,195
Banc of America Commercial Mtge
   Series 2006-2 Cl AAB
      05-10-45                               5.91      350,000         352,912
Banc of America Large Loan
   Series 2005-BOCA Cl A1
      12-15-16                               5.49      212,592(d,i)    212,589
Banc of America Large Loan
   Series 2005-BOCA Cl A2
      12-15-16                               5.54      150,000(d,i)    150,026
Banc of America Large Loan
   Series 2006-LAQ Cl E
      02-09-21                               5.73      225,000(d,i)    225,978
Banc of America Large Loan
   Series 2006-LAQ Cl F
      02-09-21                               5.79      250,000(d,i)    250,883
Banc of America Large Loan
   Series 2006-LAQ Cl G
      02-09-21                               5.88      175,000(d,i)    175,335
Bear Stearns Commercial Mtge Securities
   Series 2004-PWR5 Cl A3
      07-11-42                               4.57      350,000         335,201
Bear Stearns Commercial Mtge Securities
   Series 2005-PW10 Cl A4
      12-11-40                               5.41      350,000         342,466

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      COUPON   PRINCIPAL       VALUE(a)
                                             RATE     AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
Bear Stearns Commercial Mtge Securities
   Series 2005-T20 Cl E
      10-12-42                               5.16%  $  200,000      $  189,008
California State Teachers' Retirement System Trust
   Series 2002-C6 Cl A3
      11-20-14                               4.46      162,840(d)      158,627
CDC Commercial Mtge Trust
   Series 2002-FX1 Cl A2
      11-15-30                               5.68      350,000         352,473
Citigroup Commercial Mtge Trust
   Series 2005-EMG Cl A1
      09-20-51                               4.15      434,429(d)      424,070
Citigroup/Deutsche Bank Commercial Mtge Trust
   Series 2005-CD1 Cl ASB
      07-15-44                               5.23      175,000         171,657
Commercial Mtge Pass-Through Ctfs
   Series 2006-CN2A Cl BFL
      02-05-19                               5.64      150,000(d,i)    150,845
Credit Suisse Mtge Capital Ctfs
   Series 2006-C2 Cl A3
      03-15-39                               5.66      350,000         350,123
CS First Boston Mtge Securities
   Series 2002-CKS4 Cl A1
      11-15-36                               4.49      325,313         316,673
Federal Natl Mtge Assn #386558
      10-01-10                               4.85      482,232         470,469
Federal Natl Mtge Assn #387166
      11-01-11                               4.33      316,722         301,012
Federal Natl Mtge Assn #735029
      09-01-13                               5.28      487,370         480,955
GE Capital Commercial Mtge
   Series 2004-C2 Cl A2
      03-10-40                               4.12      200,000         191,680
GE Capital Commercial Mtge
   Series 2005-C1 Cl A5
      06-10-48                               4.77      400,000(k)      375,697
GE Capital Commercial Mtge
   Series 2005-C3 Cl A1
      07-10-45                               4.59      310,086         303,619
General Electric Capital Assurance
   Series 2003-1 Cl A3
      05-12-35                               4.77      575,000(d)      557,800


See accompanying notes to investments in securities.

------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  13

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      COUPON   PRINCIPAL       VALUE(a)
                                             RATE     AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
GMAC Commercial Mtge Securities
   Series 2005-C1 Cl A1
      05-10-43                               4.21%  $  261,784      $  255,073
Greenwich Capital Commercial Funding
   Series 2004-GG1 Cl A5
      06-10-36                               4.88      175,000         170,431
Greenwich Capital Commercial Funding
   Series 2006-GG7 Cl AAB
      07-10-38                               6.11      350,000         352,406
GS Mtge Securities II
   Series 2004-GG2 Cl A4
      08-10-38                               4.96      300,000         292,979
GS Mtge Securities II
   Series 2006-GG6 Cl A4
      04-10-38                               5.55      375,000         370,829
JPMorgan Chase Commercial Mtge Securities
   Series 2002-CIB5 Cl A1
      10-12-37                               4.37      347,156         338,424
JPMorgan Chase Commercial Mtge Securities
   Series 2003-CB6 Cl A1
      07-12-37                               4.39      468,928         450,246
JPMorgan Chase Commercial Mtge Securities
   Series 2003-CB6 Cl A2
      07-12-37                               5.26      375,000         366,400
JPMorgan Chase Commercial Mtge Securities
   Series 2003-LN1 Cl A1
      10-15-37                               4.13      346,899         331,688
JPMorgan Chase Commercial Mtge Securities
   Series 2003-ML1A Cl A1
      03-12-39                               3.97      220,020         211,652
JPMorgan Chase Commercial Mtge Securities
   Series 2004-C2 Cl A2
      05-15-41                               5.09      350,000         343,829
JPMorgan Chase Commercial Mtge Securities
   Series 2004-CBX Cl A3
      01-12-37                               4.18      150,000         144,373
JPMorgan Chase Commercial Mtge Securities
   Series 2005-LDP2 Cl A1
      07-15-42                               4.33      360,484         352,500
JPMorgan Chase Commercial Mtge Securities
   Series 2006-LDP6 Cl ASB
      04-15-43                               5.49      450,000         444,830

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      COUPON   PRINCIPAL       VALUE(a)
                                             RATE     AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
LB-UBS Commercial Mtge Trust
   Series 2002-C4 Cl A4
      09-15-26                               4.56%  $  250,000      $  241,416
LB-UBS Commercial Mtge Trust
   Series 2004-C2 Cl A3
      03-15-29                               3.97      250,000         231,475
LB-UBS Commercial Mtge Trust
   Series 2004-C8 Cl A2
      12-15-29                               4.20      350,000         336,588
LB-UBS Commercial Mtge Trust
   Series 2005-C5 Cl A2
      09-15-30                               4.89      325,000         317,434
LB-UBS Commercial Mtge Trust
   Series 2005-C5 Cl AAB
      09-15-30                               4.93      500,000         481,445
LB-UBS Commercial Mtge Trust
   Series 2006-C3 Cl AAB
      03-15-39                               5.64      420,000         419,181
LB-UBS Commercial Mtge Trust
   Series 2006-C4 Cl AAB
      06-15-32                               5.87      275,000         279,806
Merrill Lynch Mtge Trust
   Series 2005-MCP1 Cl A1
      06-12-43                               4.22      309,123         301,874
Merrill Lynch Mtge Trust
   Series 2006-C1 Cl A4
      05-12-39                               5.66      250,000         250,251
Morgan Stanley Capital I
   Series 2003-T11 Cl A2
      06-13-41                               4.34      275,000         266,325
Morgan Stanley Capital I
   Series 2004-HQ4 Cl A5
      04-14-40                               4.59      300,000         285,903
Morgan Stanley Capital I
   Series 2005-IQ10 Cl A4A
      09-15-42                               5.23      350,000         338,201
Morgan Stanley Capital I
   Series 2005-T19 Cl AAB
      06-12-47                               4.85      600,000         576,489
Morgan Stanley Dean Witter Capital I
   Series 2002-TOP7 Cl A2
      01-15-39                               5.98      450,000         458,376


See accompanying notes to investments in securities.

------------------------------------------------------------------------------

14  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      COUPON   PRINCIPAL      VALUE(a)
                                             RATE     AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
Prudential Commercial Mtge Trust
   Series 2003-PWR1 Cl A1
      02-11-36                               3.67%  $  308,366    $    293,262
Wachovia Bank Commercial Mtge Trust
   Series 2005-C20 Cl A5
      07-15-42                               5.09      325,000         318,173
Wachovia Bank Commercial Mtge Trust
   Series 2006-C24 Cl APB
      03-15-45                               5.58      275,000         273,524
Wachovia Bank Commercial Mtge Trust
   Series 2006-C25 Cl APB2
      05-15-43                               5.76      275,000         277,142
                                                                  ------------
Total                                                               17,941,019
------------------------------------------------------------------------------

MORTGAGE-BACKED (53.4%)(F)
Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2005-12 Cl 2A1
      03-25-36                               5.73      619,407(h)      616,892
Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2005-3 Cl 7A1
      07-25-35                               5.08      212,776(h)      209,897
Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2006-1 Cl 2A1
      03-25-36                               5.98      738,691(h)      736,585
Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2006-2 Cl CB1
      05-25-36                               6.27      524,694(h)      525,675
American Home Mtge Assets
   Collateralized Mtge Obligation
   Series 2006-3 Cl 3A2
      10-25-46                               5.66      625,000(h)      625,000
Banc of America Funding
   Collateralized Mtge Obligation
   Series 2006-A Cl 3A2
      02-20-36                               5.93      504,577(h)      506,015
Bank of America Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2003-11 Cl 1A1
      01-25-34                               6.00      179,245         176,859

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      COUPON   PRINCIPAL      VALUE(a)
                                             RATE     AMOUNT
MORTGAGE-BACKED (CONT.)
Bank of America Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2003-11 Cl 4A1
      01-25-19                               4.75%  $  229,313    $    218,994
Chaseflex Trust
   Collateralized Mtge Obligation
   Series 2005-2 Cl 2A2
      06-25-35                               6.50      354,676         357,336
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2003-11T1 Cl A1
      07-25-18                               4.75      201,381         192,319
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-54CB Cl 2A3
      11-25-35                               5.50      381,405         377,956
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-54CB Cl 3A7
      11-25-35                               5.50      389,553         386,035
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-64CB Cl 1A1
      12-25-35                               5.50      806,945         804,259
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-6CB Cl 1A1
      04-25-35                               7.50      357,741         367,381
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2005-85CB Cl 2A2
      02-25-36                               5.50      967,370         961,037
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-22R Cl 1A2
      05-25-36                               6.00      600,000         603,617
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-2CB Cl A11
      03-25-36                               6.00      759,781         752,036


See accompanying notes to investments in securities.

------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  15

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      COUPON   PRINCIPAL       VALUE(a)
                                             RATE     AMOUNT
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-OA8 Cl 1A2
      07-25-46                               5.62%  $1,246,036(i)   $1,247,377
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2005-HYB1 Cl 6A1
      03-25-35                               5.18      920,235(h)      903,237
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2005-R2 Cl 2A1
      06-25-35                               7.00      465,938(d)      477,222
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2006-HYB1 Cl 1A1
      03-20-36                               5.41      413,297(h)      409,962
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2006-OA5 Cl 2A2
      04-25-46                               5.69      933,471(h)      934,952
CS First Boston Mtge Securities
   Collateralized Mtge Obligation
   Series 2005-12 Cl 3A1
      01-25-36                               7.00      672,745         682,207
Downey Savings & Loan Assn Mtge Loan Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2005-AR5 Cl X1
      08-19-45                               6.38    4,111,325(g)       53,319
Federal Home Loan Mtge Corp
      08-01-36                               6.00    4,110,000(b)    4,085,594
      08-01-36                               6.50    2,000,000(b)    2,023,827
Federal Home Loan Mtge Corp #A10892
      07-01-33                               6.00      192,001         192,603
Federal Home Loan Mtge Corp #A12692
      10-01-32                               6.00      243,704         244,230
Federal Home Loan Mtge Corp #A13092
      09-01-33                               5.00    1,253,913       1,191,457
Federal Home Loan Mtge Corp #A13854
      09-01-33                               6.00      281,372         281,613
Federal Home Loan Mtge Corp #A28602
      11-01-34                               6.50    1,095,608       1,110,416
Federal Home Loan Mtge Corp #B11835
      01-01-19                               5.50    1,107,725       1,098,095

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                     COUPON    PRINCIPAL       VALUE(a)
                                            RATE      AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #C77372
      03-01-33                               6.00%  $  410,314      $  410,478
Federal Home Loan Mtge Corp #C90613
      01-01-23                               5.00      177,829         171,000
Federal Home Loan Mtge Corp #D96300
      10-01-23                               5.50      378,688         372,422
Federal Home Loan Mtge Corp #E74288
      12-01-13                               6.00      271,768         272,760
Federal Home Loan Mtge Corp #E96941
      06-01-18                               4.50      162,904         155,590
Federal Home Loan Mtge Corp #E99684
      10-01-18                               5.00      334,301         325,001
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Interest Only
   Series 2718 Cl IA
      10-15-22                              14.56      258,577(g)       13,125
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Interest Only
   Series 2795 Cl IY
      07-15-17                               8.74      297,818(g)       35,299
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Series 2576 Cl KJ
      02-15-33                               5.50      189,468         189,066
Federal Home Loan Mtge Corp
   Collateralized Mtge Obligation
   Series 2641 Cl KC
      01-15-18                               6.50      235,225         239,898
Federal Natl Mtge Assn
      08-01-21                               6.00    2,275,000(b)    2,294,195
      08-01-36                               5.50      450,000(b)      436,922
      08-01-36                               6.00      600,000(b)      596,063
      08-01-36                               6.50    4,000,000(b)    4,046,247
      08-01-36                               7.00    2,750,000(b)    2,819,607
Federal Natl Mtge Assn #252440
      05-01-29                               7.00      562,177         577,778
Federal Natl Mtge Assn #254684
      03-01-18                               5.00    1,583,504       1,543,212
Federal Natl Mtge Assn #254906
      10-01-18                               4.50      776,642         743,843
Federal Natl Mtge Assn #254916
      09-01-23                               5.50      345,035         339,271


See accompanying notes to investments in securities.

------------------------------------------------------------------------------

16  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      COUPON   PRINCIPAL       VALUE(a)
                                             RATE      AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #255408
      09-01-24                               5.50%  $1,202,981      $1,177,700
Federal Natl Mtge Assn #255788
      06-01-15                               5.50      816,060         809,970
Federal Natl Mtge Assn #440730
      12-01-28                               6.00      234,303         234,512
Federal Natl Mtge Assn #493945
      04-01-29                               6.50      168,581         171,488
Federal Natl Mtge Assn #518159
      09-01-14                               7.00      570,967         586,597
Federal Natl Mtge Assn #545216
      03-01-09                               5.88      188,853         189,413
Federal Natl Mtge Assn #545869
      07-01-32                               6.50       98,952         100,761
Federal Natl Mtge Assn #555340
      04-01-33                               5.50      529,682         517,237
Federal Natl Mtge Assn #555734
      07-01-23                               5.00      141,521         136,119
Federal Natl Mtge Assn #555794
      09-01-28                               7.50      113,196         117,416
Federal Natl Mtge Assn #582154
      05-01-31                               6.50      156,453         158,974
Federal Natl Mtge Assn #597374
      09-01-31                               7.00      138,636         143,111
Federal Natl Mtge Assn #611831
      02-01-31                               7.50       75,530          78,360
Federal Natl Mtge Assn #643381
      06-01-17                               6.00      300,641         303,503
Federal Natl Mtge Assn #646147
      06-01-32                               7.00      865,418         892,962
Federal Natl Mtge Assn #649876
      08-01-32                               6.50      109,522         111,740
Federal Natl Mtge Assn #650009
      09-01-31                               7.50      227,976         236,516
Federal Natl Mtge Assn #654208
      10-01-32                               6.50      289,246         293,828
Federal Natl Mtge Assn #655679
      08-01-32                               6.50      190,240         193,254
Federal Natl Mtge Assn #661815
      10-01-32                               6.00      173,080         172,975
Federal Natl Mtge Assn #662061
      09-01-32                               6.50    1,157,965       1,176,310
Federal Natl Mtge Assn #677089
      01-01-33                               5.50      898,386         876,432

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      COUPON   PRINCIPAL       VALUE(a)
                                             RATE     AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #678028
      09-01-17                               6.00%  $  181,237      $  182,962
Federal Natl Mtge Assn #683100
      02-01-18                               5.50      278,427         276,310
Federal Natl Mtge Assn #683116
      02-01-33                               6.00      673,298         671,714
Federal Natl Mtge Assn #689093
      07-01-28                               5.50      143,661         140,197
Federal Natl Mtge Assn #708959
      06-01-18                               4.50      695,196         665,837
Federal Natl Mtge Assn #709093
      06-01-33                               6.00      218,276         217,631
Federal Natl Mtge Assn #710780
      05-01-33                               6.00      600,695         598,921
Federal Natl Mtge Assn #711224
      06-01-33                               5.50      104,130         101,577
Federal Natl Mtge Assn #711501
      05-01-33                               5.50      201,046         196,324
Federal Natl Mtge Assn #711503
      06-01-33                               5.50      167,812         164,322
Federal Natl Mtge Assn #720006
      07-01-33                               5.50      119,846         116,908
Federal Natl Mtge Assn #720378
      06-01-18                               4.50      226,686         217,113
Federal Natl Mtge Assn #724867
      06-01-18                               5.00      307,191         299,667
Federal Natl Mtge Assn #725425
      04-01-34                               5.50    1,599,522       1,559,995
Federal Natl Mtge Assn #725431
      08-01-15                               5.50      299,560         297,651
Federal Natl Mtge Assn #725684
      05-01-18                               6.00      476,197         480,978
Federal Natl Mtge Assn #725719
      07-01-33                               4.84      305,983(h)      294,799
Federal Natl Mtge Assn #725737
      08-01-34                               4.53      300,429(h)      297,124
Federal Natl Mtge Assn #725773
      09-01-34                               5.50    2,050,631       1,997,018
Federal Natl Mtge Assn #726940
      08-01-23                               5.50      203,302         198,917
Federal Natl Mtge Assn #743347
      10-01-33                               6.00      171,885         171,713


See accompanying notes to investments in securities.

------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  17

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      COUPON   PRINCIPAL       VALUE(a)
                                             RATE     AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #743579
      11-01-33                               5.50%  $  820,780      $  800,656
Federal Natl Mtge Assn #747339
      10-01-23                               5.50      537,535         525,816
Federal Natl Mtge Assn #753074
      12-01-28                               5.50      240,766         234,960
Federal Natl Mtge Assn #755056
      12-01-23                               5.50      781,956         768,895
Federal Natl Mtge Assn #757581
      01-01-19                               5.50      889,862         882,733
Federal Natl Mtge Assn #759330
      01-01-19                               6.50      539,565         547,538
Federal Natl Mtge Assn #763754
      02-01-29                               5.50      330,722         322,794
Federal Natl Mtge Assn #766641
      03-01-34                               5.00    1,063,347       1,009,717
Federal Natl Mtge Assn #768117
      08-01-34                               5.43      191,113(h)      187,405
Federal Natl Mtge Assn #815264
      05-01-35                               5.25      503,154(h)      493,450
Federal Natl Mtge Assn #829227
      08-01-35                               6.00    1,808,734       1,798,669
Federal Natl Mtge Assn #845070
      12-01-35                               5.10      479,804(h)      473,693
Federal Natl Mtge Assn #865689
      02-01-36                               5.90    1,468,030(h)    1,468,573
Federal Natl Mtge Assn #881629
      02-01-36                               5.50    1,372,908       1,326,023
Federal Natl Mtge Assn #886461
      08-01-36                               6.20      600,000(h)      605,676
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 2003-119 Cl GI
      12-25-33                               6.56      324,740(g)       83,718
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 2003-71 Cl IM
      12-25-31                              10.63      331,033(g)       65,585
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 2004-84 Cl GI
      12-25-22                               9.25      197,567(g)       31,445

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      COUPON   PRINCIPAL       VALUE(a)
                                             RATE     AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Interest Only
   Series 367 Cl 2
      01-25-36                               8.73%  $1,256,137(g)   $  336,979
Federal Natl Mtge Assn
   Collateralized Mtge Obligation
   Series 2003-133 Cl GB
      12-25-26                               8.00       86,524          91,958
First Horizon Alternative Mtge Securities
   Collateralized Mtge Obligation
   Series 2005-AA2 Cl 2A1
      04-25-35                               5.39      330,190         330,174
First Horizon Alternative Mtge Securities
   Collateralized Mtge Obligation
   Series 2005-AA3 Cl 3A1
      05-25-35                               5.37      341,973         339,484
Govt Natl Mtge Assn #567717
      06-15-32                               7.50       31,146          32,418
Govt Natl Mtge Assn #604708
      10-15-33                               5.50      305,665         299,630
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2005-12 Cl 2A11
      10-19-35                               6.28      596,837(h)      612,145
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2005-16 Cl 3A1B
      01-19-36                               5.71      708,941(h)      709,715
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2006-3 Cl B1
      06-19-36                               6.50      299,949(h)      299,105
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2006-5 Cl 2A1B
      07-19-46                               5.60      372,662(h)      372,662
IndyMac Index Mtge Loan Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2005-AR8 Cl AX1
      04-25-35                               4.50    9,174,842(g)       91,748


See accompanying notes to investments in securities.

------------------------------------------------------------------------------

18  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      COUPON   PRINCIPAL       VALUE(a)
                                             RATE     AMOUNT
MORTGAGE-BACKED (CONT.)
IndyMac Index Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2005-AR3 Cl 3A1
      04-25-35                               5.31%  $  188,830(h)   $  187,050
IndyMac Index Nim
   Collateralized Mtge Obligation
   Series 2006-AR6 Cl N1
      06-25-46                               6.65      189,020(d,h)    189,020
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2004-2 Cl 4A1
      02-25-19                               5.00      382,844         369,087
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2004-4 Cl 2A1
      05-25-34                               6.00      229,053         225,141
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2004-7 Cl 8A1
      08-25-19                               5.00      223,646         215,093
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2004-8 Cl 7A1
      09-25-19                               5.00      319,509         307,537
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2005-3 Cl 1A2
      04-25-35                               5.50      800,000         761,840
Residential Accredit Loans
   Collateralized Mtge Obligation
   Series 2006-QO6 Cl A2
      06-25-46                               5.62      698,808(i)      699,014
Residential Accredit Loans
   Collateralized Mtge Obligation
   Series 2006-QS3 Cl 1A10
      03-25-36                               6.00      500,439         502,083
Sequoia Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-1 Cl A2
      02-25-36                               6.17      704,864         708,155
Structured Asset Securities
   Collateralized Mtge Obligation
   Series 2003-33H Cl 1A1
      10-25-33                               5.50      642,841         619,379

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      COUPON   PRINCIPAL       VALUE(a)
                                             RATE     AMOUNT
MORTGAGE-BACKED (CONT.)
TBW Mtge Backed Pass Through Ctfs
   Collateralized Mtge Obligation
   Series 2006-2 Cl 6A1
      07-25-36                               7.00%  $  771,642     $   784,174
Washington Mutual
   Collateralized Mtge Obligation
   Series 2003-AR10 Cl A7
      10-25-33                               4.06      475,000(h)      462,513
Washington Mutual
   Collateralized Mtge Obligation
   Series 2004-CB2 Cl 6A
      07-25-19                               4.50      168,653         159,006
Washington Mutual
   Collateralized Mtge Obligation
   Series 2005-AR17 Cl A1C1
      12-25-45                               5.58      306,609(h)      306,781
Washington Mutual
   Collateralized Mtge Obligation
   Series 2005-AR8 Cl 2AB1
      07-25-45                               5.64      824,529(h)      824,946
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2005-10 Cl A1
      10-25-35                               5.00    1,966,078       1,841,035
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2005-5 Cl 2A1
      05-25-35                               5.50      768,761         742,095
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2005-AR16 Cl 6A3
      10-25-35                               5.00      444,716(h)      435,870
                                                                    ----------
Total                                                               82,245,820
------------------------------------------------------------------------------

BANKING (1.0%)
Banknorth Group
   Sr Nts
      05-01-08                               3.75      250,000         242,543
Popular North America
   Sr Nts
      10-01-08                               3.88      990,000         953,554
Washington Mutual Bank
   Sub Nts
      08-15-14                               5.65      365,000         356,225
                                                                    ----------
Total                                                                1,552,322
------------------------------------------------------------------------------


See accompanying notes to investments in securities.

------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  19

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      COUPON   PRINCIPAL       VALUE(a)
                                             RATE     AMOUNT
ELECTRIC (1.2%)
Arizona Public Service
      05-15-15                               4.65%  $  850,000      $  762,305
Exelon
      06-15-10                               4.45      375,000         359,453
Florida Power
   1st Mtge
      07-15-11                               6.65      125,000         130,399
Ohio Edison
      06-15-09                               5.65      480,000(d)      477,715
Xcel Energy
   Sr Nts
      07-01-08                               3.40      165,000         158,318
                                                                    ----------
Total                                                                1,888,190
------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.8%)
Cadbury Schweppes US Finance LLC
      10-01-08                               3.88      355,000(d)      342,375
      10-01-13                               5.13      120,000(d)      113,472
Kraft Foods
   Sr Unsecured
      11-01-11                               5.63      800,000         794,232
                                                                    ----------
Total                                                                1,250,079
------------------------------------------------------------------------------

GAS DISTRIBUTORS (0.1%)
NiSource Finance
      11-15-10                               7.88      110,000         117,986
------------------------------------------------------------------------------

GAS PIPELINES (0.2%)
Southern Star Central Gas Pipeline
      06-01-16                               6.00      275,000(d)      271,219
------------------------------------------------------------------------------

HEALTH CARE (0.3%)
Cardinal Health
      06-15-15                               4.00      577,000         495,636
------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.6%)
UnitedHealth Group
   Sr Unsecured
      03-15-11                               5.25      835,000         822,524
      03-15-15                               4.88       50,000          46,542
                                                                    ----------
Total                                                                  869,066
------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.4%)
Devon Financing
      09-30-11                               6.88      335,000         351,913
XTO Energy
      01-31-15                               5.00       65,000          60,356

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      COUPON   PRINCIPAL       VALUE(a)
                                             RATE     AMOUNT
INDEPENDENT ENERGY (CONT.)
XTO Energy
   Sr Unsecured
      06-30-15                               5.30%  $  170,000      $  160,860
                                                                    ----------
Total                                                                  573,129
------------------------------------------------------------------------------

LIFE INSURANCE (0.2%)
Prudential Financial
      09-20-14                               5.10      310,000         294,201
------------------------------------------------------------------------------

MEDIA CABLE (0.2%)
Comcast
      06-15-16                               4.95      285,000         258,213
------------------------------------------------------------------------------

MEDIA NON CABLE (0.1%)
RR Donnelley & Sons
      05-15-15                               5.50      235,000         218,839
------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.3%)
Residential Capital
   Sr Unsecured
      06-30-10                               6.38      540,000         538,181
------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.5%)
Marsh & McLennan Companies
   Sr Unsecured
      09-15-15                               5.75      371,000         355,704
Willis North America
      07-15-15                               5.63      460,000         430,325
                                                                    ----------
Total                                                                  786,029
------------------------------------------------------------------------------

RETAILERS (0.8%)
CVS
      09-15-09                               4.00      820,000         782,177
      09-15-14                               4.88       75,000          69,408
May Department Stores
      07-15-09                               4.80      405,000         396,322
                                                                    ----------
Total                                                                1,247,907
------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.1%)
Erac USA Finance
      11-01-16                               6.20      170,000(d)      169,373
------------------------------------------------------------------------------

WIRELESS (0.5%)
Nextel Communications
   Sr Nts Series F
      03-15-14                               5.95      755,000(k)      731,661
------------------------------------------------------------------------------


See accompanying notes to investments in securities.

------------------------------------------------------------------------------

20  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      COUPON   PRINCIPAL      VALUE(a)
                                             RATE     AMOUNT
WIRELINES (2.4%)
   BellSouth
      09-15-09                               4.20%  $   80,000    $     77,106
Deutsche Telekom Intl Finance
      03-23-11                               5.38      100,000(c)       98,150
Telecom Italia Capital
      10-01-15                               5.25      885,000(c)      813,519
TELUS
      06-01-11                               8.00    1,060,000(c)    1,157,916
Verizon Pennsylvania
   Series A
      11-15-11                               5.65    1,515,000       1,484,837
                                                                  ------------
Total                                                                3,631,528
------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $161,683,194)                                              $159,771,472
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (6.2%)
------------------------------------------------------------------------------

ISSUER                              EFFECTIVE      AMOUNT           VALUE(a)
                                      YIELD      PAYABLE AT
                                                  MATURITY
COMMERCIAL PAPER
Chesham Finance LLC
      08-01-06                        5.30%     $ 4,200,000       $  4,199,382
Deer Valley Funding LLC
      08-14-06                        5.33        5,400,000          5,388,828
------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $9,589,626)                                                $  9,588,210
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $171,272,820)(l)                                           $169,359,682
==============================================================================

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At July 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $17,711,022.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2006, the value of foreign securities represented 1.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, the value of these securities amounted to $5,423,635 or 3.5% of net assets.

(e) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at July 31, 2006.


------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  21

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
------------------------------------------------------------------------------

(h) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2006.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2006.

(j) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC  --  Ambac Assurance Corporation
      FGIC   --  Financial Guaranty Insurance Company
      FSA    --  Financial Security Assurance
      MBIA   --  MBIA Insurance Corporation

(k) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

      TYPE OF SECURITY                                         NOTIONAL AMOUNT
      ------------------------------------------------------------------------
      PURCHASE CONTRACTS
      U.S. Treasury Note, Sept. 2006, 2-year                   $   11,000,000
      U.S. Treasury Note, Sept. 2006, 5-year                        4,400,000
      U.S. Treasury Note, Sept. 2006, 10-year                       7,000,000

      SALE CONTRACTS
      U.S. Treasury Bond, Sept. 2006, 20-year                       2,100,000

(l) At July 31, 2006, the cost of securities for federal income tax purposes was $171,382,796 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                  $      336,005
      Unrealized depreciation                                      (2,359,119)
      ------------------------------------------------------------------------
      Net unrealized depreciation                              $   (2,023,114)
      ------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

22  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2006
ASSETS
Investments in securities, at value (Note 1)
   (identified cost $171,272,820)                                                      $ 169,359,682
Cash in bank on demand deposit                                                                   837
Foreign currency holdings (identified cost $151,115) (Note 1)                                151,632
Capital shares receivable                                                                     50,853
Accrued interest receivable                                                                  938,158
Receivable for investment securities sold                                                  8,807,982
Unrealized appreciation on swap transactions, at value (Note 6)                               24,761
-----------------------------------------------------------------------------------------------------
Total assets                                                                             179,333,905
-----------------------------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                                             86,679
Capital shares payable                                                                        25,262
Payable for investment securities purchased                                                7,502,049
Payable for securities purchased on a forward-commitment basis (Note 1)                   17,711,022
Accrued investment management services fee                                                     6,075
Accrued distribution fee                                                                       2,854
Accrued transfer agency fee                                                                      425
Accrued administrative services fee                                                              886
Other accrued expenses                                                                        70,403
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                         25,405,655
-----------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                     $ 153,928,250
=====================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                               $     160,814
Additional paid-in capital                                                               159,449,359
Undistributed net investment income                                                          144,497
Accumulated net realized gain (loss) (Note 8)                                             (3,975,960)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)            (1,850,460)
-----------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock               $ 153,928,250
=====================================================================================================
Net assets applicable to outstanding shares:             Class A                       $  71,486,220
                                                         Class B                       $  15,185,460
                                                         Class C                       $   1,635,940
                                                         Class I                       $  65,611,060
                                                         Class Y                       $       9,570
Net asset value per share of outstanding capital stock:  Class A shares    7,469,159   $        9.57
                                                         Class B shares    1,587,239   $        9.57
                                                         Class C shares      171,057   $        9.56
                                                         Class I shares    6,852,982   $        9.57
                                                         Class Y shares        1,000   $        9.57
-----------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  23

STATEMENT OF OPERATIONS

YEAR ENDED JULY 31, 2006
INVESTMENT INCOME
Income:
Interest                                                                               $   9,079,284
-----------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                           990,881
Distribution fee
   Class A                                                                                   196,674
   Class B                                                                                   214,578
   Class C                                                                                    15,662
Transfer agency fee                                                                          138,308
Incremental transfer agency fee
   Class A                                                                                     9,957
   Class B                                                                                     5,492
   Class C                                                                                       346
Service fee -- Class Y                                                                            54
Administrative services fees and expenses                                                    133,102
Compensation of board members                                                                  8,997
Custodian fees                                                                                73,310
Printing and postage                                                                          47,820
Registration fees                                                                             48,355
Audit fees                                                                                    20,500
Other                                                                                          8,947
-----------------------------------------------------------------------------------------------------
Total expenses                                                                             1,912,983
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)         (296,748)
-----------------------------------------------------------------------------------------------------
                                                                                           1,616,235
   Earnings and bank fee credits on cash balances (Note 2)                                    (8,140)
-----------------------------------------------------------------------------------------------------
Total net expenses                                                                         1,608,095
-----------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                            7,471,189
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                         (4,238,623)
   Foreign currency transactions                                                             (16,454)
   Futures contracts                                                                         516,078
   Reimbursement from affiliate (Note 2)                                                         256
   Swap transactions                                                                         (63,253)
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                   (3,801,996)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                       (709,302)
-----------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                     (4,511,298)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                        $   2,959,891
=====================================================================================================


See accompanying notes to financial statements.

------------------------------------------------------------------------------

24  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                                       2006             2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                       $   7,471,189    $   5,162,053
Net realized gain (loss) on investments                                  (3,801,996)       1,044,961
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign
   currencies                                                              (709,302)        (538,373)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           2,959,891        5,668,641
-----------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                            (2,962,621)      (2,999,550)
      Class B                                                              (651,874)        (527,474)
      Class C                                                               (48,094)         (42,611)
      Class I                                                            (3,695,061)      (1,724,384)
      Class Y                                                                (2,116)          (1,008)
   Net realized gain
      Class A                                                              (149,908)              --
      Class B                                                               (42,425)              --
      Class C                                                                (2,742)              --
      Class I                                                              (162,357)              --
      Class Y                                                                  (111)              --
-----------------------------------------------------------------------------------------------------
Total distributions                                                      (7,717,309)      (5,295,027)
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                               34,320,828       48,673,854
   Class B shares                                                         7,015,285       14,092,931
   Class C shares                                                         1,041,712          392,653
   Class I shares                                                        57,332,338       57,153,673
   Class Y shares                                                                32           49,520
Reinvestment of distributions at net asset value
   Class A shares                                                         2,797,591        1,889,769
   Class B shares                                                           630,182          497,096
   Class C shares                                                            45,202           38,796
   Class I shares                                                         3,824,707        1,725,758
   Class Y shares                                                             1,693              694
Payments for redemptions
   Class A shares                                                       (47,199,140)     (70,970,856)
   Class B shares (Note 2)                                              (16,947,587)     (11,084,539)
   Class C shares (Note 2)                                               (1,029,946)        (923,780)
   Class I shares                                                       (63,243,027)     (16,125,668)
   Class Y shares                                                           (50,232)          (5,161)
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions       (21,460,362)      25,404,740
-----------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 (26,217,780)      25,778,354
Net assets at beginning of year                                         180,146,030      154,367,676
-----------------------------------------------------------------------------------------------------
Net assets at end of year                                             $ 153,928,250    $ 180,146,030
=====================================================================================================
Undistributed net investment income                                   $     144,497    $      81,316
-----------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Bond Series, Inc. (formerly AXP Discovery Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Bond Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in securities like those included in the Lehman Brothers Intermediate Aggregate Bond Index (the Index). The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At July 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial), IDS Life Insurance Company and the affiliated funds-of-funds owned 100% of Class I shares, which represents 42.62% of the Fund's net assets.

At July 31, 2006, Ameriprise Financial, IDS Life Insurance Company and the affiliated funds-of-funds owned approximately 43% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


------------------------------------------------------------------------------

26  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2006, the Fund has entered into outstanding when-issued securities of $17,711,022.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.


------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  27

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At July 31, 2006, foreign currency holdings were comprised of European monetary units and British pounds.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.


------------------------------------------------------------------------------

28  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

FORWARD SALE COMMITMENTS

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities." At July 31, 2006, the Fund had no outstanding forward sale commitments.

CMBS TOTAL RETURN SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contract designed to replicate synthetically the total returns of collateralized mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.


------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  29

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $48,242 and accumulated net realized loss has been decreased by $48,285 resulting in a net reclassification adjustment to decrease paid-in capital by $43.


------------------------------------------------------------------------------

30  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                                      2006          2005
------------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income ................................   $3.112.529    $2,999,550
   Long-term capital gain .........................           --            --

CLASS B
Distributions paid from:
   Ordinary income ................................      694,299       527,474
   Long-term capital gain .........................           --            --

CLASS C
Distributions paid from:
   Ordinary income ................................       50,836        42,611
   Long-term capital gain .........................           --            --

CLASS I
Distributions paid from:
   Ordinary income ................................    3,857,418     1,724,384
   Long-term capital gain .........................           --            --

CLASS Y
Distributions paid from:
   Ordinary income ................................        2,227         1,008
   Long-term capital gain .........................           --            --

At July 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income .................................   $   265,808
Accumulated long-term gain (loss) .............................   $(3,814,855)
Unrealized appreciation (depreciation) ........................   $(2,046,197)

RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, that will result from the adoption of FIN 48.


------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  31

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.48% to 0.29% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.54% to 0.415% annually as the Fund's assets increased.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.025% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $20.50

o     Class B $21.50

o     Class C $21.00

o     Class Y $18.50


------------------------------------------------------------------------------

32  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $184,053 for Class A, $36,302 for Class B and $91 for Class C for the year ended July 31, 2006.

For the year ended July 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 0.90% for Class A, 1.66% for Class B, 1.67% for Class C, 0.58% for Class I and 0.74% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $66,460, $19,034, $1,174 and $41, respectively, and the management fees waived at the Fund level were $210,039. Under an agreement, which was effective until Sept. 30, 2005, net expenses would not exceed 0.945% for Class A, 1.705% for Class B, 1.705% for Class C, 0.675% for Class I and 0.775% for Class Y of the Fund's average daily net assets. Effective as of Oct. 1, 2005, the Investment Manager and its affiliates agreed to waive certain fees and expenses until Feb. 28, 2006, such that net expenses would not exceed 0.89% for Class A, 1.65% for Class B, 1.66% for Class C, 0.59% for Class I and 0.73% for Class Y of the Fund's average daily net assets. Effective as of March 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until July 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 0.89% for Class A, 1.65% for Class B, 1.66% for Class C, 0.54% for Class I and 0.73% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2006, the Fund's custodian and transfer agency fees were reduced by $8,140 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.


------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  33

In addition, the Fund received a one time reimbursement of $256 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $604,934,824 and $611,359,178, respectively, for the year ended July 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                             YEAR ENDED JULY 31, 2006
                             CLASS A       CLASS B      CLASS C      CLASS I     CLASS Y
-----------------------------------------------------------------------------------------
Sold                        3,545,700       724,627     108,907     5,936,963         --
Issued for reinvested
  distributions               290,303        65,356       4,697       397,347        175
Redeemed                   (4,883,845)   (1,758,049)   (107,203)   (6,635,349)    (5,293)
-----------------------------------------------------------------------------------------
Net increase (decrease)    (1,047,842)     (968,066)      6,401      (301,039)    (5,118)
-----------------------------------------------------------------------------------------

                                             YEAR ENDED JULY 31, 2005
                             CLASS A       CLASS B      CLASS C      CLASS I     CLASS Y
-----------------------------------------------------------------------------------------
Sold                        4,938,847     1,430,046      39,848     5,800,060      5,053
Issued for reinvested
  distributions               191,795        50,440       3,937       175,184         71
Redeemed                   (7,204,969)   (1,124,797)    (93,901)   (1,638,112)      (521)
-----------------------------------------------------------------------------------------
Net increase (decrease)    (2,074,327)      355,689     (50,116)    4,337,132      4,603
-----------------------------------------------------------------------------------------


------------------------------------------------------------------------------

34  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

5. INTEREST RATE FUTURES CONTRACTS

At July 31, 2006, investments in securities included securities valued at $124,405 that were pledged as collateral to cover initial margin deposits on 169 open purchase contracts and 21 open sale contracts. The notional market value of the open purchase contracts at July 31, 2006 was $23,198,594 with a net unrealized gain of $48,346. The notional market value of the open sale contracts at July 31, 2006 was $2,273,906 with a net unrealized loss of $10,946. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. SWAP CONTRACTS

At July 31, 2006, the Fund had the following open CMBS total return swap contract:

                                                                                  UNREALIZED
                                                    TERMINATION     NOTIONAL     APPRECIATION
                                                        DATE         AMOUNT     (DEPRECIATION)
----------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index
and pay a floating rate based on 1-month LIBOR
less 0.33%.
Counterparty: Citigroup                            Sept. 1, 2006   $1,800,000      $24,761
----------------------------------------------------------------------------------------------

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended July 31, 2006.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $3,814,855 at July 31, 2006, that if not offset by capital gains will expire as follows:

                        2014                       2015
------------------------------------------------------------------------------
                      $388,116                  $3,426,739
------------------------------------------------------------------------------

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  35

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.


------------------------------------------------------------------------------

36  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  37

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                  2006        2005        2004      2003(b)
Net asset value, beginning of period                        $  9.79     $  9.76     $  9.65     $  9.96
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    .37         .29         .22         .01
Net gains (losses) (both realized and unrealized)              (.21)        .04         .11        (.31)
------------------------------------------------------------------------------------------------------------
Total from investment operations                                .16         .33         .33        (.30)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (.36)       (.30)       (.22)       (.01)
Distributions from realized gains                              (.02)         --          --          --
------------------------------------------------------------------------------------------------------------
Total distributions                                            (.38)         --          --        (.01)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  9.57     $  9.79     $  9.76     $  9.65
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $    71     $    83     $   103     $    55
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)            .90%        .94%        .96%        .96%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                                    3.80%       2.89%       2.31%       1.39%(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)       328%        316%        317%         36%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                1.73%       3.35%       3.46%      (2.94%)(g)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.09%, 1.05%, 1.03% and 2.40% for the periods ended July 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

38  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

CLASS B

------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                  2006        2005        2004      2003(b)
Net asset value, beginning of period                        $  9.79     $  9.76     $  9.66     $  9.96
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    .30         .21         .15         .01
Net gains (losses) (both realized and unrealized)              (.21)        .04         .10        (.30)
------------------------------------------------------------------------------------------------------------
Total from investment operations                                .09         .25         .25        (.29)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (.29)       (.22)       (.15)       (.01)
Distributions from realized gains                              (.02)         --          --          --
------------------------------------------------------------------------------------------------------------
Total distributions                                            (.31)         --          --        (.01)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  9.57     $  9.79     $  9.76     $  9.66
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $    15     $    25     $    21     $     6
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)           1.66%       1.70%       1.71%       1.74%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                                    3.02%       2.17%       1.57%       1.02%(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)       328%        316%        317%         36%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                1.00%       2.56%       2.58%      (2.91%)(g)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.86%, 1.82%, 1.78% and 3.16% for the periods ended July 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  39

CLASS C

------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                  2006        2005        2004      2003(b)
Net asset value, beginning of period                        $  9.79     $  9.75     $  9.65     $  9.96
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    .30         .21         .15         .01
Net gains (losses) (both realized and unrealized)              (.22)        .05         .10        (.31)
------------------------------------------------------------------------------------------------------------
Total from investment operations                                .08         .26         .25        (.30)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (.29)       (.22)       (.15)       (.01)
Distributions from realized gains                              (.02)         --          --          --
------------------------------------------------------------------------------------------------------------
Total distributions                                            (.31)         --          --        (.01)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  9.56     $  9.79     $  9.75     $  9.65
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $     2     $     2     $     2     $     1
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)           1.67%       1.70%       1.72%       1.72%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                                    3.07%       2.14%       1.56%        .85%(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)       328%        316%        317%         36%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                 .89%       2.67%       2.58%      (3.02%)(g)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.86%, 1.81%, 1.79% and 3.16% for the periods ended July 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

40  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

CLASS I

-------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                  2006        2005      2004(b)
Net asset value, beginning of period                        $  9.79     $  9.76     $  9.90
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    .40         .32         .11
Net gains (losses) (both realized and unrealized)              (.21)        .03        (.14)
-------------------------------------------------------------------------------------------------------
Total from investment operations                                .19         .35        (.03)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (.39)       (.32)       (.11)
Distributions from realized gains                              (.02)         --          --
-------------------------------------------------------------------------------------------------------
Total distributions                                            (.41)         --          --
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  9.57     $  9.79     $  9.76
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $    66     $    70     $    27
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)            .58%        .68%        .64%(e)
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                                    4.17%       3.27%       2.83%(e)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)       328%        316%        317%
-------------------------------------------------------------------------------------------------------
Total return(f)                                                2.03%       3.62%       (.36%)(g)
-------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.69%, 0.73% and 0.71% for the periods ended July 31, 2006, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  41

CLASS Y

------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                  2006        2005        2004         2003(b)
Net asset value, beginning of period                        $  9.79     $  9.75     $  9.65     $  9.96
------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                    .38         .30         .24         .01
Net gains (losses) (both realized and unrealized)              (.21)        .05         .10        (.30)
------------------------------------------------------------------------------------------------------------
Total from investment operations                                .17         .35         .34        (.29)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (.37)       (.31)       (.24)       (.02)
Distributions from realized gains                              (.02)         --          --          --
------------------------------------------------------------------------------------------------------------
Total distributions                                            (.39)         --          --        (.02)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  9.57     $  9.79     $  9.75     $  9.65
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $    --     $    --     $    --     $    --
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)            .74%        .77%        .80%        .81%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                                    3.91%       3.22%       2.44%       1.55%(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)       328%        316%        317%         36%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                1.88%       3.62%       3.53%      (2.92%)(g)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 0.92%, 0.95%, 0.87% and 2.24% for the periods ended July 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

42  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE BOND SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Limited Duration Bond Fund (a series of RiverSource Bond Series, Inc.) as of July 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2006, and the financial highlights for each of the years in the three-year period ended July 31, 2006, and for the period from June 19, 2003 (when shares became publicly available) to July 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Limited Duration Bond Fund as of July 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2006


------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  43

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2006

CLASS A

INCOME DISTRIBUTIONS -- taxable as dividend income:
   Qualified Dividend Income for individuals ......................       0.00%
   Dividends Received Deduction for corporations ..................       0.00%

PAYABLE DATE                                                         PER SHARE
Aug. 29, 2005 .....................................................  $ 0.02900
Sept. 29, 2005 ....................................................    0.02900
Oct. 27, 2005 .....................................................    0.02900
Nov. 29, 2005 .....................................................    0.02900
Dec. 22, 2005 .....................................................    0.04895
Jan. 26, 2006 .....................................................    0.02900
Feb. 27, 2006 .....................................................    0.03303
March 27, 2006 ....................................................    0.02800
April 26, 2006 ....................................................    0.02900
May 25, 2006 ......................................................    0.03000
June 26, 2006 .....................................................    0.03100
July 26, 2006 .....................................................    0.03500
Total distributions ...............................................  $ 0.37998


------------------------------------------------------------------------------

44  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

CLASS B


INCOME DISTRIBUTIONS -- taxable as dividend income:
   Qualified Dividend Income for individuals ......................       0.00%
   Dividends Received Deduction for corporations ..................       0.00%

PAYABLE DATE                                                         PER SHARE
Aug. 29, 2005 .....................................................  $ 0.02242
Sept. 29, 2005 ....................................................    0.02266
Oct. 27, 2005 .....................................................    0.02354
Nov. 29, 2005 .....................................................    0.02235
Dec. 22, 2005 .....................................................    0.04433
Jan. 26, 2006 .....................................................    0.02192
Feb. 27, 2006 .....................................................    0.02660
March 27, 2006 ....................................................    0.02499
April 26, 2006 ....................................................    0.02520
May 25, 2006 ......................................................    0.02423
June 26, 2006 .....................................................    0.02463
July 26, 2006 .....................................................    0.02893
Total distributions ...............................................  $ 0.31180

CLASS C

INCOME DISTRIBUTIONS -- taxable as dividend income:
   Qualified Dividend Income for individuals ......................       0.00%
   Dividends Received Deduction for corporations ..................       0.00%

PAYABLE DATE                                                         PER SHARE
Aug. 29, 2005 .....................................................  $ 0.02248
Sept. 29, 2005 ....................................................    0.02266
Oct. 27, 2005 .....................................................    0.02346
Nov. 29, 2005 .....................................................    0.02226
Dec. 22, 2005 .....................................................    0.04424
Jan. 26, 2006 .....................................................    0.02183
Feb. 27, 2006 .....................................................    0.02651
March 27, 2006 ....................................................    0.02495
April 26, 2006 ....................................................    0.02515
May 25, 2006 ......................................................    0.02447
June 26, 2006 .....................................................    0.02451
July 26, 2006 .....................................................    0.02897
Total distributions ...............................................  $ 0.31149


------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  45

CLASS I

INCOME DISTRIBUTIONS -- taxable as dividend income:
   Qualified Dividend Income for individuals ......................       0.00%
   Dividends Received Deduction for corporations ..................       0.00%

PAYABLE DATE                                                         PER SHARE
Aug. 29, 2005 .....................................................  $ 0.03132
Sept. 29, 2005 ....................................................    0.03126
Oct. 27, 2005 .....................................................    0.03123
Nov. 29, 2005 .....................................................    0.03163
Dec. 22, 2005 .....................................................    0.05069
Jan. 26, 2006 .....................................................    0.03180
Feb. 27, 2006 .....................................................    0.03558
March 27, 2006 ....................................................    0.02937
April 26, 2006 ....................................................    0.03075
May 25, 2006 ......................................................    0.03267
June 26, 2006 .....................................................    0.03394
July 26, 2006 .....................................................    0.03774
Total distributions ...............................................  $ 0.40798

CLASS Y

INCOME DISTRIBUTIONS -- taxable as dividend income:
   Qualified Dividend Income for individuals ......................       0.00%
   Dividends Received Deduction for corporations ..................       0.00%

PAYABLE DATE                                                         PER SHARE
Aug. 29, 2005 .....................................................  $ 0.03046
Sept. 29, 2005 ....................................................    0.03041
Oct. 27, 2005 .....................................................    0.03022
Nov. 29, 2005 .....................................................    0.03040
Dec. 22, 2005 .....................................................    0.04991
Jan. 26, 2006 .....................................................    0.03049
Feb. 27, 2006 .....................................................    0.03439
March 27, 2006 ....................................................    0.02864
April 26, 2006 ....................................................    0.02981
May 25, 2006 ......................................................    0.03122
June 26, 2006 .....................................................    0.03207
July 26, 2006 .....................................................    0.03628
Total distributions ...............................................  $ 0.39430


------------------------------------------------------------------------------

46  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  47

                                   BEGINNING        ENDING          EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING      ANNUALIZED
                                 FEB. 1, 2006    JULY 31, 2006    THE PERIOD(a)    EXPENSE RATIO
------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------
   Actual(b)                         $1,000        $1,009.10         $4.43(c)           .89%
------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)       $1,000        $1,020.38         $4.46(c)           .89%
------------------------------------------------------------------------------------------------
Class B
   Actual(b)                         $1,000        $1,004.70         $8.20(c)          1.65%
------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)       $1,000        $1,016.61         $8.25(c)          1.65%
------------------------------------------------------------------------------------------------
Class C
------------------------------------------------------------------------------------------------
   Actual(b)                         $1,000        $1,004.70         $8.25(c)          1.66%
------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)       $1,000        $1,016.56         $8.30(c)          1.66%
------------------------------------------------------------------------------------------------
Class I
------------------------------------------------------------------------------------------------
   Actual(b)                         $1,000        $1,010.60         $2.74(c)           .55%
------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)       $1,000        $1,022.07         $2.76(c)           .55%
------------------------------------------------------------------------------------------------
Class Y
------------------------------------------------------------------------------------------------
   Actual(b)                         $1,000        $1,009.80         $3.64(c)           .73%
------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)       $1,000        $1,021.17         $3.66(c)           .73%
------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended July 31, 2006:
      +0.91% for Class A, +0.47% for Class B, +0.47% for Class C, +1.06% for Class I and +0.98% for Class Y.

(c) Effective as of March 1, 2006, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 0.89% for Class A; 1.65% for Class B; 1.66% for Class C; 0.54% for Class I and 0.73% for Class Y. In addition, on Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement. If these revised fee schedules had been in place for the entire six-month period ended July 31, 2006, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table above for all classes, except Class I. The actual expenses paid would have been $2.69 for Class I and the hypothetical expenses paid would have been $2.71 for Class I.


------------------------------------------------------------------------------

48  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 99 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND       PRINCIPAL OCCUPATION            OTHER
AGE                      LENGTH OF SERVICE   DURING PAST FIVE YEARS          DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member        Chief Justice, Minnesota
901 S. Marquette Ave.    since 2006          Supreme Court, 1998-2005
Minneapolis, MN 55402
Age 52
------------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member        Chair, Board Services
901 S. Marquette Ave.    since 1999          Corporation (provides
Minneapolis, MN 55402                        administrative services to
Age 71                                       boards); former Governor of
                                             Minnesota
------------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member        Trustee Professor of
901 S. Marquette Ave.    since 2004          Economics and Management,
Minneapolis, MN 55402                        Bentley College; former Dean,
Age 55                                       McCallum Graduate School of
                                             Business, Bentley College
------------------------------------------------------------------------------------------------------
Anne P. Jones            Board member        Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 71
------------------------------------------------------------------------------------------------------
Jeffrey Laikind          Board member        Former Managing Director,       American Progressive
901 S. Marquette Ave.    since 2005          Shikiar Asset Management        Insurance
Minneapolis, MN 55402
Age 70
------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member        President Emeritus and          Valmont Industries, Inc.
901 S. Marquette Ave.    since 2002          Professor of Economics,         (manufactures irrigation
Minneapolis, MN 55402                        Carleton College                systems)
Age 67
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  49

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND       PRINCIPAL OCCUPATION            OTHER
AGE                      LENGTH OF SERVICE   DURING PAST FIVE YEARS          DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member        Director, Enterprise Asset      Strategic Distribution,
901 S. Marquette Ave.    since 2004          Management, Inc. (private real  Inc. (transportation,
Minneapolis, MN 55402                        estate and asset management     distribution and
Age 54                                       company)                        logistics consultants)
------------------------------------------------------------------------------------------------------
Vikki L. Pryor           Board member        President and Chief Executive
901 S. Marquette Ave.    since 2006          Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                        Insurance Company, Inc. since
Age 53                                       1999
------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member        Chief Executive Officer,        Hybridon, Inc.
901 S. Marquette Ave.    since 2002          RiboNovix, Inc. since 2003      (biotechnology); American
Minneapolis, MN 55402                        (biotechnology); former         Healthways, Inc.
Age 62                                       President, Forester Biotech     (health management
                                                                             programs)
------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND       PRINCIPAL OCCUPATION            OTHER
AGE                      LENGTH OF SERVICE   DURING PAST FIVE YEARS          DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
William F. Truscott**    Board member        President, Ameriprise
53600 Ameriprise         since 2001,         Certificate Company since
Financial Center         Vice President      2006; President - U.S. Asset
Minneapolis, MN 55474    since 2002,         Management and Chief
Age 46                   Acting President    Investment Officer, Ameriprise
                         since 2006          Financial, Inc. and President,
                                             Chairman of the Board and
                                             Chief Investment Officer,
                                             RiverSource Investments, LLC
                                             since 2005; Senior Vice
                                             President - Chief Investment
                                             Officer, Ameriprise Financial,
                                             Inc. and Chairman of the Board
                                             and Chief Investment Officer,
                                             RiverSource Investments, LLC,
                                             2001-2005
------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

** Paula R. Meyer resigned her position as President for the RiverSource funds. Mr. Truscott has been appointed Acting President and will be assuming the responsibilities of President until a permanent replacement for Ms. Meyer is found.


------------------------------------------------------------------------------

50  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President and Acting President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND       PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE   DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer           Vice President - Investment Accounting, Ameriprise
105 Ameriprise           since 2002          Financial, Inc., since 2002; Vice President - Finance,
Financial Center                             American Express Company, 2000-2002
Minneapolis, MN 55474
Age 51
------------------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President      Executive Vice President - Equity and Fixed Income,
172 Ameriprise           since 2004          Ameriprise Financial, Inc. and RiverSource Investments,
Financial Center                             LLC since 2006; Vice President - Investments, Ameriprise
Minneapolis, MN 55474                        Certificate Company since 2003; Senior Vice President -
Age 42                                       Fixed Income, Ameriprise Financial, Inc., 2002-2006 and
                                             RiverSource Investments, LLC, 2004-2006; Managing
                                             Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------------------
Leslie L. Ogg            Vice President,     President of Board Services Corporation
901 S. Marquette Ave.    General Counsel,
Minneapolis, MN 55402    and Secretary
Age 68                   since 1978
------------------------------------------------------------------------------------------------------
Edward S. Dryden*        Acting Chief        Chief Compliance Officer, Ameriprise Certificate Company
1875 Ameriprise          Compliance          since 2006; Vice President - Asset Management Compliance,
Financial Center         Officer             RiverSource Investments, LLC since 2006; Chief Compliance
Minneapolis, MN 55474    since 2006          Officer - Mason Street Advisors, LLC, 2002-2006
Age 41
------------------------------------------------------------------------------------------------------
Neysa M. Alecu           Anti-Money          Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise          Laundering          Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Financial Center         Officer             Laundering, Ameriprise Financial, Inc., 2003-2004;
Minneapolis, MN 55474    since 2004          Compliance Director and Bank Secrecy Act Officer,
Age 42                                       American Express Centurion Bank, 2000-2003
------------------------------------------------------------------------------------------------------

* Beth E. Weimer resigned her position as Chief Compliance Officer for the RiverSource funds. Mr. Dryden has been appointed Acting Chief Compliance Officer and will be assuming the responsibilities of Chief Compliance Officer until a permanent replacement for Ms. Weimer is found.

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


------------------------------------------------------------------------------

RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT  51

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

52  RIVERSOURCE LIMITED DURATION BOND FUND - 2006 ANNUAL REPORT

RIVERSOURCE(SM) LIMITED DURATION BOND FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

RIVERSOURCE [LOGO](SM)   This report must be accompanied or preceded by the
      INVESTMENTS        Fund's current prospectus. RiverSource(SM) mutual
                         funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members
                         NASD, and managed by RiverSource Investments, LLC.
                         These companies are part of Ameriprise Financial, Inc.
                                                               S-6265 F (9/06)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended July 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for RiverSource Bond Series, Inc. were as follows:

                  2006 - $109,000;                      2005 - $99,000

(b) Audit - Related Fees. The fees paid for the years ended July 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for RiverSource Bond Series, Inc. were as follows:

                  2006 - $286;                          2005 - $229

(c) Tax Fees. The fees paid for the years ended July 31, to KPMG LLP for tax compliance related services for RiverSource Bond Series, Inc. were as follows:

                  2006 - $14,040;                       2005 - $13,106

(d) All Other Fees. The fees paid for the years ended July 31, to KPMG LLP for additional professional services rendered in connection to proxy filing for RiverSource Bond Series, Inc. were as follows:

                  2006 - $699;                          2005 - $1,334


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2006 and 2005 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended July 31, by the registrant for non-audit services to KPMG LLP were as follows:

                  2006 - $44,239;                       2005 - $139,890

         The fees paid for the years ended July 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                  2006 - $29,500;                       2005 - $125,450

(h) 100% of the services performed in item (g) above during 2006 and 2005 were pre-approved by the audit committee.

*2005 represents bills paid 8/1/04 - 7/31/05
 2006 represents bills paid 8/1/05 - 7/31/06


Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  RiverSource Bond Series, Inc.


By                        /s/ William F. Truscott
                          -----------------------
                              William F. Truscott
                              President and Principal Executive Officer

Date                          October 4, 2006


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By                        /s/ William F. Truscott
                          -----------------------
                              William F. Truscott
                              President and Principal Executive Officer

Date                          October 4, 2006



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          October 4, 2006